                                                                    EXHIBIT 10.1
- - --------------------------------------------------------------------------------


                             LTC REMIC CORPORATION,
                                   DEPOSITOR

                     GMAC COMMERCIAL MORTGAGE CORPORATION,
                                MASTER SERVICER

                             LTC PROPERTIES, INC.,
                        SPECIAL SERVICER AND ORIGINATOR



                             LASALLE NATIONAL BANK,
                                    TRUSTEE


                                      and


                              ABN AMRO BANK N.V.,
                                  FISCAL AGENT



                ________________________________________________


                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 1, 1996

                ________________________________________________

               LTC Commercial Mortgage Pass-Through Certificates

                                 Series 1996-1

                               TABLE OF CONTENTS
                               __________________



                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1.    Defined Terms.............................................    I-1
SECTION 1.2.    Certain Calculations......................................    I-52
SECTION 1.3.    Business Day Certificate..................................    I-54

                                  ARTICLE II

                           DECLARATION OF TRUST FUND;
                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.1.    Creation and Declaration of Trust Fund; Conveyance of
                 Mortgage Loans, Conveyance of Other Collateral...........   II-1
SECTION 2.2.    Acceptance by Custodian and Trustee; Repurchase or
                 Substitution for Defective Documentation or Other
                 Failure to Validly Assign Mortgage Loans.................   II-9
SECTION 2.3.    Representations and Warranties and Covenants of the
                 Depositor................................................   II-14
SECTION 2.4.    Execution and Delivery of Certificates; Issuance of
                 Uncertificated Lower-Tier Interests......................   II-17
SECTION 2.5.    Representations, Warranties and Covenants of the
                 Master Servicer..........................................   II-18
SECTION 2.6.    Representations, Warranties and Covenants of the
                 Special Servicer.........................................   II-21
SECTION 2.7.    [RESERVED]................................................   II-23
SECTION 2.8.    Miscellaneous REMIC Provisions............................   II-23
SECTION 2.9.    Transfer Agreement........................................   II-24

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                             OF THE MORTGAGE LOANS

SECTION 3.1.    Master Servicer to Act as Master Servicer; Special
                 Servicer to Act as Special Servicer; Administration of
                 the Mortgage Loans........................................   III-1
SECTION 3.2.    Liability of the Master Servicer and the Special
                 Servicer..................................................   III-8
SECTION 3.3.    Collection of Certain Mortgage Loan Payments...............   III-10
SECTION 3.4.    Payment of Taxes, Assessments and Similar Items............   III-11
SECTION 3.5.    Collection Account, Distribution Account and Upper-
                 Tier Distribution Account.................................   III-12
SECTION 3.6.    Permitted Withdrawals from the Collection Account..........   III-15
SECTION 3.7.    Investment of Funds in the Collection Account, REO
                 Account, the Distribution Account and the Upper-Tier
                 Distribution Account......................................   III-18
SECTION 3.8.    Maintenance of Insurance Policies and Errors and Omissions
                 and Fidelity Coverage.....................................   III-20
SECTION 3.9.    Enforcement of Due-On-Sale Clauses; Assumption Agreements..   III-24
SECTION 3.10.   Realization Upon Defaulted Mortgage Loans..................   III-27
SECTION 3.11.   Trustee to Cooperate; Release of Mortgage Files............   III-31
SECTION 3.12.   Servicing Compensation.....................................   III-33
SECTION 3.13.   Reports to the Trustee; Collection Account Statements......   III-34
SECTION 3.14.   Annual Statement as to Compliance..........................   III-35
SECTION 3.15.   Annual Independent Public Accountants' Servicing Report....   III-36

SECTION 3.16.   [Reserved]..................................................  III-37
SECTION 3.17.   Title and Management of REO Properties and REO Account
                 Properties.................................................  III-37
SECTION 3.18.   Sale of Defaulted Mortgage Loans and REO Properties.........  III-42
SECTION 3.19.   Inspections.................................................  III-44
SECTION 3.20.   Modifications, Waivers, Amendments and Consents.............  III-44
SECTION 3.21.   Transfer of Servicing Between Master Servicer and
                 Special Servicer; Record-Keeping...........................  III-50
SECTION 3.22.   P&I Advances................................................  III-52
SECTION 3.23.   Access to Certain Documentation.............................  III-55
SECTION 3.24.   Authenticating Agent........................................  III-55
SECTION 3.25.   Appointment of Custodians...................................  III-56

                                   ARTICLE IV

                      DISTRIBUTIONS TO CERTIFICATEHOLDERS

SECTION 4.1.    Distributions from Lower-Tier REMIC.........................   IV-1
SECTION 4.2.    Distributions from Upper-Tier REMIC.........................   IV-12
SECTION 4.3.    Statements to Certificate holders...........................   IV-22
SECTION 4.4.    Compliance with Withholding Requirements....................   IV-26
SECTION 4.5.    REMIC Compliance............................................   IV-26
SECTION 4.6.    Imposition of Tax on the Upper-Tier REMIC or Lower-
                 Tier REMIC.................................................   IV-30
SECTION 4.7.    Appraisal Subordinate Entitlement Reductions................   IV-31
SECTION 4.8.    Adjustment of Servicing Fees................................   IV-32

                                   ARTICLE V

                                THE CERTIFICATES

SECTION 5.1.    The Certificates............................................    V-1
SECTION 5.2.    Certificate Registrar.......................................    V-4
SECTION 5.3.    Registration of Transfer and Exchange of Certificates.......    V-4

SECTION 5.4.    Mutilated, Destroyed, Lost or Stolen Certificates..........   V-11
SECTION 5.5.    Persons Deemed Owners......................................   V-12
SECTION 5.6.    Appointment of Paying Agent................................   V-12
SECTION 5.7.    Access to Certificateholders' Names and Addresses..........   V-12
SECTION 5.8.    Actions of Certificateholders..............................   V-13

                                   ARTICLE VI

                       THE DEPOSITOR, THE MASTER SERVICER
                            AND THE SPECIAL SERVICER

SECTION 6.1.    Liability of the Depositor, the Master Servicer and
                 the Special Servicer....................................... VI-1
SECTION 6.2.    Merger or Consolidation of the Special Servicer or
                 the Master Servicer........................................ VI-1
SECTION 6.3.    Limitation on Liability of the Depositor, the Master
                 Servicer, the Special Servicer and Others.................. VI-2
SECTION 6.4.    Limitation on Resignation of the Master Servicer and
                 the Special Servicer....................................... VI-3
SECTION 6.5.    Rights of the Depositor and the Trustee in Respect of
                 the Master Servicer and the Special Servicer............... VI-5
SECTION 6.6.    Certain Rights of the Master Servicer and Special
                 Servicer................................................... VI-6
SECTION 6.7.    Not Responsible for Recitals or Issuance of Certificates.... VI-7
SECTION 6.8.    Depositor, Special Servicer, Master Servicer, and
                 Trustee to Cooperate....................................... VI-7

                                  ARTICLE VII

                                    DEFAULT

SECTION 7.1.    Events of Default.......................................... VII-1

SECTION 7.2.    Trustee and Master Servicer to Act; Appointment of
                 Successor.................................................   VII-5
SECTION 7.3.    Notification to Certificate holders........................   VII-7
SECTION 7.4.    Other Remedies of Trustee..................................   VII-7
SECTION 7.5.    Waiver of Past Events of Default...........................   VII-7
SECTION 7.6.    Effects of Transfer........................................   VII-8
SECTION 7.7.    Fiscal Agent or Trustee as Maker of Advances...............   VII-8

                                  ARTICLE VIII

                  CONCERNING THE TRUSTEE AND THE FISCAL AGENT

SECTION 8.1.    Duties of Trustee..........................................  VIII-1
SECTION 8.2.    Certain Matters Affecting the Trustee......................  VIII-3
SECTION 8.3.    Trustee Not Liable for Certificates, Mortgage Loans........  VIII-6
SECTION 8.4.    Trustee and Fiscal Agent May Own Certificates..............  VIII-9
SECTION 8.5.    Limitation on Liability....................................  VIII-9
SECTION 8.6.    Eligibility Requirements for Trustee.......................  VIII-10
SECTION 8.7.    Resignation and Removal of the Trustee and Fiscal
                 Agent.....................................................  VIII-11
SECTION 8.8.    Representations and Warranties of Trustee and Fiscal
                 Agent.....................................................  VIII-12
SECTION 8.9.    Successor Trustee and Fiscal Agent.........................  VIII-15
SECTION 8.10.   Merger or Consolidation of Trustee or Fiscal Agent.........  VIII-16
SECTION 8.11.   Appointment of Co-Trustee or Separate Trustee..............  VIII-16
SECTION 8.12.   Fiscal Agent Appointed; Concerning the Fiscal Agent........  VIII-18

                                   ARTICLE IX

                                  TERMINATION

SECTION 9.1.    Termination................................................    IX-1

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 10.1.   Counterparts..............................................    X-1
SECTION 10.2.   Limitation on Rights of Certificateholders................    X-1
SECTION 10.3.   Governing Law.............................................    X-2
SECTION 10.4.   Notices...................................................    X-2
SECTION 10.5.   Severability of Provisions................................    X-4
SECTION 10.6.   Notice to Rating Agencies.................................    X-4
SECTION 10.7.   Amendment.................................................    X-6
SECTION 10.8.   Limitation of Liability of Certain Persons................    X-9
SECTION 10.9.   Streit Act................................................    X-10

                                    EXHIBITS

Exhibit A-1     Form of Class A Certificate
Exhibit A-2     Form of Class B Certificate
Exhibit A-3     Form of Class C Certificate
Exhibit A-4     Form of Class D Certificate
Exhibit A-5     Form of Class E Certificate
Exhibit A-6     Form of Class F Certificate
Exhibit A-7     Form of Class G Certificate
Exhibit A-8     Form of Class X-1 Certificate
Exhibit A-9     Form of Class X-2 Certificate
Exhibit A-10    Form of Class R Certificate
Exhibit A-11    Form of Class LR Certificate
Exhibit B       Mortgage Loan Schedule
Exhibit C       Fees and Expenses of Trust Fund
Exhibit D       Form of Custodial Agreement
Exhibit E       Form of Subservicing Agreement
Exhibit F       Form of Memorandum Regarding Mortgage Loan Modifications
Exhibit G       Form of Memorandum Regarding Foreclosure and REO Properties
Exhibit H-1     Form of ERISA Transfer Affidavit
Exhibit H-2     Form of Transfer Affidavit for Residual Certificate(s)
Exhibit H-3     Form of Transferor Acknowledgement for Residual Certificate(s)
Exhibit I       Form of Request for Release
Exhibit J       Form of Custodian's Exception Report
Exhibit K       Form of Quarterly Mortgage Loan Characteristics Summary
Exhibit L       Form of Investment Letter

          This POOLING AND SERVICING AGREEMENT, dated and effective as of March 1, 1996 among LTC REMIC Corporation, a Delaware corporation, as Depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, a California corporation, as Master Servicer (the "Master Servicer"), LTC Properties, Inc. ("LTC"), a Maryland corporation, as a Special Servicer (a "Special Servicer") and Originator, LaSalle National Bank, a nationally chartered bank, as Trustee (the "Trustee") and ABN AMRO Bank N.V., a Netherlands banking corporation, as Fiscal Agent (the "Fiscal Agent").


                             PRELIMINARY STATEMENT:

Terms used but not defined in this Preliminary Statement shall have the meanings specified in Article I hereof.

          The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. As provided herein, the Trustee will elect that the Trust Fund be treated for federal income tax purposes as two separate real estate mortgage investment conduits within the meaning of the Code. The Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1 and Class X-2 Certificates will be designated as the "regular interests," and the R Certificate will be designated as the "residual interest," in the Upper-Tier REMIC for purposes of the REMIC Provisions under federal income tax law. The Class AL, Class BL, Class CL, Class DL, Class EL, Class FL, Class GL, Class AR-L and Class X-1L Interests will be designated as the "regular interests" in the Lower-Tier REMIC and the Class LR Certificate will be designated as the "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions under federal income tax law.

          The following table sets forth, to the extent applicable, the Class designation, initial Certificate Principal Amount and Pass-Through Rate for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                              Initial
                            Certificate                  Pass-Through
     Designation          Principal Amount                   Rate
     -----------------    -----------------             --------------
     Class A                  $69,177,000                    7.06%
     Class B                  $ 8,718,000                    7.44%
     Class C                  $ 7,593,000                    7.56%
     Class D                  $ 5,062,000                    7.97%
     Class E                  $11,811,000                    9.16%
     Class F                  $ 4,500,000                    9.16%
     Class G                  $ 5,624,255                    9.16%
     Class R                  $     1,000                    9.16%
     Class X-1                    (1)                      (2)
     Class X-2                    (1)                      (3)

          (1) The Class X-1 and X-2 Certificates do not have, and are not denominated in, a Certificate Principal Amount, but rather have Notional Amounts and are entitled to interest distributions as provided herein.

          (2)  Class X-1 Accrued Interest.

          (3)  Class X-2 Accrued Interest.

          The following table sets forth the designation, initial Certificate Principal Amount and Pass-Through Rate for each Class of Lower-Tier Interests.

                         Initial
                       Certificate                  Pass-Through
Designation          Principal Amount                   Rate
- - -----------------    -----------------             --------------
Class AL                $69,177,000                     7.06%
Class BL                $ 8,718,000                     7.44%
Class CL                $ 7,593,000                     7.56%
Class DL                $ 5,062,000                     7.97%
Class EL                $11,811,000                     9.16%
Class FL                $ 4,500,000                     9.16%
Class GL                $ 5,624,255                     9.16%
Class AR-L              $     1,000                     9.16%
Class X-1L                  (1)                         (2)
Class LR                $     1,000                     9.16%

          (1) The Class X-1L Certificates do not have, and are not denominated in, Certificate Principal Amounts, but rather have Notional Amounts and are entitled to interest distributions as provided herein.

          (2)  Class X-1L Accrued Interest.

          As of the Cut-Off Date, the Mortgage Loans have an aggregate Scheduled Principal Balance equal to $112,487,255.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                                 SECTION 1.1  Defined Terms.
                                              ----------------------------------

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          "Accredited Investor":  As defined in Section 5.3(c).
           -------------------

          "Accrued Certificate Interest":  With respect to each Distribution
           ----------------------------
Date for any Class of Regular Certificates, other than the Class X Certificates, and the Class R and Class LR Certificates, interest for the related Interest Accrual Period, calculated on the basis of a 360-day year consisting of twelve 30-day months, at the applicable Pass-Through Rate for such Class on the Certificate Principal Amount of such Class, provided that solely for such purpose any distribution to be made in reduction of the Certificate Principal Amount of such Class of Certificates shall be deemed to have been made as of the end of the preceding Interest Accrual Period rather than on the Distribution Date when it is actually so made. With respect to each Distribution Date for the Class X-1L Interests, the Class X-1 Certificates, and Class X-2 Certificates, the "Accrued Certificate Interest" shall mean the Class X-1L Accrued Interest, the Class X-1 Accrued Interest, or the Class X-2 Accrued Interest, as applicable.

          "Acquisition Date":  The date as of which beneficial ownership of a
           ----------------
Mortgaged Property has been acquired by the Special Servicer or the Trustee on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

          "Act":  The Securities Act of 1933, as it may be amended from time
           ---
to time.

          "Advance":  A P&I Advance or a Servicing Advance.
           -------

          "Advance Interest":  Interest accrued and unpaid on any Advance, at a
           ----------------
rate per annum equal to the Advance Rate.

          "Advance Rate":  An annual rate, as such rate may be adjusted from
           ------------
time to time during the term of the advance, equal to the Prime Rate per annum.

          "Affiliate":  With respect to any specified Person, any other Person
           ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officer's Certificate of the Master Servicer, the Special Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

          "Agreement":  This Pooling and Servicing Agreement and all amendments
           ---------
hereof and supplements hereto.

          "Amount Held for Future Distribution":  With respect to any
           -----------------------------------
Distribution Date, the portion of any amount in the Collection Account consisting of (a) all Monthly Payments deposited in the Collection Account on or prior to the related Determination Date but due during any Due Period relating to a subsequent Distribution Date, but excluding a Monthly Payment if the principal portion thereof is distributable on such Distribution Date in connection with the payment of a Balloon Payment or a Principal Prepayment and
(b) any Principal Prepayment received after the end of the related Prepayment Period.

          "Anticipated Termination Date":  The Distribution Date on which it is
           ----------------------------
anticipated that the Trust Fund, the Upper-Tier REMIC and the Lower-Tier REMIC will be terminated pursuant to Section 9.1(b), Section 9.1(c) or Section 9.1(d).

          "Appraisal Reduction" means for any Mortgage Loan with respect to
           -------------------
which an appraisal or internal valuation is performed pursuant to Section 4.7, an amount equal to the excess of (a) the sum as of the beginning of the Due Period in which an appraisal (which shall be updated annually after the initial appraisal) or internal valuation is received, of (i) the Scheduled Principal Balance of such Mortgage Loan or the related REO Property, as the case may be, as of the beginning of the related Due Period, plus, (ii) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate to the extent not advanced, (iii) all unreimbursed Servicing Advances, and all outstanding Advance Interest at the Advance Rate with respect to such Mortgage Loan and (iv) all currently due but unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property or REO Property, as the case may be, over (b) 80% of the Appraised Value of the Mortgaged Property securing such Mortgage Loan or REO Property as determined by such appraisal or internal valuation, as the case may be (provided, that if the Scheduled Principal Balance of the Mortgage
             --------
Loan or REO Loan, as the case may be, is less than or equal to $1,000,000, the Special Servicer may, at its option, rely on an internal valuation of such Mortgaged Property rather than on its Appraised Value) as determined as of the date 60 days (or 30 days as the case may be) after the date of the commencement of such delinquency, the date one year after the date of appointment of such receiver or the date such Mortgaged Property becomes an REO Property, as applicable. For Mortgage Loans with a Scheduled Principal Balance equal to or less than $1,000,000, the Appraisal Reduction will be the greater of that calculated above or 40% of the Scheduled Principal Balance of such Mortgage Loan. The Appraisal Reduction shall be allocated in reverse alphabetical order to the Certificates, as provided in Section 4.7 in an amount not to exceed the principal amount of each such Class. The aggregate Appraisal Reduction related to a Mortgage Loan will be reduced to zero as of the date such Mortgage Loan (i) is paid in full, liquidated, repurchased or otherwise disposed of, or (ii) in the case of a Specially Serviced Mortgage Loan, when such Mortgage Loan is no longer a Specially Serviced Mortgage Loan; provided that this exception does not
                                           --------
apply in the case of a Modified Mortgage Loan the payment terms of which have been modified more than once since the Cut-Off Date.

          "Appraisal Reduction Amount" means, with respect to any Distribution
           --------------------------
Date for any Class of Certificates an amount equal to the interest that accrued for the related Interest Accrual Period at the applicable Pass-Through Rate on the portion, if any, of any Appraisal Reduction allocated to such Class as of such Distribution Date.

          "Appraised Value" means, with respect to any Mortgaged Property, the
           ---------------
appraised value thereof determined by an Independent MAI appraisal of the Mortgaged Property securing such Mortgage Loan made by an Independent appraiser selected by the Master Servicer or the Special Servicer, as applicable.

          "Assignment of Leases, Rents and Profits":  With respect to any
           ---------------------------------------
Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the related Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

          "Assignment of Mortgage":  An assignment of Mortgage without recourse,
           ----------------------
notice of transfer or equivalent instrument from the related Borrower, in recordable form, which is sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect of record the sale of the Mortgage; provided, however, that the Trustee or the Custodian shall not be
          --------  -------
responsible for determining whether any assignment is legally sufficient or in recordable form.

          "Assumed Scheduled Payment":  With respect to any Balloon Mortgage
           -------------------------
Loan that is delinquent in respect of its Balloon Payment (including any REO Mortgage Loan for which the related Note provided for a Balloon Payment), an amount deemed to be due for such Mortgage Loan with respect to each Due Period ending on or after the Due Date for the Balloon Payment, which will be equal to the Monthly Payment (or Modified Monthly Payment, in the case of a Modified Mortgage Loan) that would otherwise have been due on such Mortgage Loan during such Due Period had such Balloon Payment not become due, but instead such Mortgage Loan had been restructured to provide for amortization of its Scheduled Principal Balance immediately prior to the Due Date such Balloon Payment was due (without taking into account any payment due on such Due Date) on a monthly level payment basis beginning on the Due Date such Balloon Payment was due and ending on the last day of the original amortization period for such Balloon Mortgage Loan. The original amortization period for a Balloon Mortgage Loan is the period over which the Mortgage Loan would have been fully amortized, assuming that no Balloon Payment was due and that the Borrower continued to make monthly payments equal to the Monthly Payment (or Modified Monthly Payment, in the case of a Modified Mortgage Loan) in effect immediately prior to the Due Date of the Balloon Payment.

          "Authenticating Agent":  As defined in Section 3.24.
           --------------------

          "Available Distribution Amount":  With respect to any Distribution
           -----------------------------
Date, Available Funds with respect to such Distribution Date plus all P&I Advances actually made for such Distribution Date.

          "Available Funds":  With respect to any Distribution Date, an amount
           ---------------
equal to (a) the sum of (i) the amount on deposit in the Collection Account as of the close of business on the related Determination Date (after giving effect to any withdrawals therefrom on such Determination Date pursuant to Section 3.6) and (ii) the portion of the Net REO Proceeds deposited in the Collection Account by the Special Servicer pursuant to Section 3.17(d) for such Distribution Date minus (b) the sum of (i) the portion of the amount described in clause (a)
- - -----
hereof that represents the Amount Held for Future Distribution, (ii) to the extent not previously withdrawn, all other amounts not required to be deposited by the Master Servicer in the Collection Account, (iii) any other amounts the Master Servicer is permitted to withdraw from the Collection Account pursuant to this Agreement and (iv) Prepayment Premiums (which are distributed pursuant to Section 4.2(h)).

          "Balloon Mortgage Loan":  A Mortgage Loan which will not fully
           ---------------------
amortize itself based on the fixed Monthly Payments by its original Maturity
Date.

          "Balloon Payment":  With respect to any Balloon Mortgage Loan, a final
           ---------------
scheduled monthly payment of principal and interest which is due under the terms of the related Note.

          "Bankruptcy Code":  The Bankruptcy Code, 11 U.S.C. (S) 101 et seq., as
           ---------------
amended from time to time and any successor statute thereto.

          "Basic Fee":  With respect to each Mortgage Loan and for any Due
           ---------
Period, an amount equal to the product of one-twelfth of the Basic Fee Rate and the Scheduled Principal Balance on each such Mortgage Loan outstanding immediately prior to the application of the Monthly Payment due on the Due Date occurring in such Due Period.

          "Basic Fee Rate":  With respect to each Mortgage Loan, a per annum
           --------------
rate equal to .01%.

          "Beneficial Owner":  With respect to a Class A, Class B, Class C or
           ----------------
Class D Certificate maintained on the book-entry records of the Depository, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

          "Benefit Plan Investor":  As defined in Section 5.3(b).
           ---------------------

          "Borrower":  Any obligor on a Note.
           --------

          "Business Day":  Any day other than a Saturday, a Sunday or a day on
           ------------
which banking institutions in the city of Chicago, Illinois (for so long as LaSalle National Bank is the Trustee) or Philadelphia, Pennsylvania or New York City, New York (so long as GMAC Commercial Mortgage Corporation is the Master Servicer) are authorized or obligated by law, executive order or governmental decree to be closed, or LTC Properties, Inc., the Master Servicer or the Trustee is closed.

          "Certificate":  Any Class A Certificate, Class B Certificate, Class C
           -----------
Certificate, Class D Certificate, Class E Certificate, Class F Certificate, Class G Certificate, Class X-1 Certificate, Class X-2 Certificate, Class R Certificate or Class LR Certificate issued, authenticated and delivered hereunder, and, unless the context clearly requires otherwise, any Class AL, Class BL, Class CL, Class DL, Class EL, Class FL, Class GL, Class AR-L or Class X-1L Interest.

          "Certificate Factor":  With respect to each Class of Certificates
           ------------------
(other than the Class X Certificates) and as of any Distribution Date, a fraction, expressed as a decimal carried to eight places, the numerator of which is the Certificate Principal Amount of such Class of Certificates on such Distribution Date (less any distributions or allocations of Realized Losses in reduction of the Certificate Principal Amount of such Class of Certificates made on such Distribution Date) and the denominator of which is the initial Certificate Principal Amount of such Class of Certificates set forth in the Preliminary Statement hereto.

          "Certificate Principal Amount":  With respect to any Class of
           ----------------------------
Certificates (other than any Class X-1 and Class X-2 Certificates), or any Class of Lower-Tier Interests (other than the Class X-1L Interest) (i) on or prior to the first Distribution Date, an amount equal to the initial Certificate Principal Amount of the related Class of Certificates, as specified in the Preliminary Statement hereto, and (ii) thereafter as of any date of determination, the Certificate Principal Amount of such Class at the beginning of the Distribution Date immediately prior to such date of determination, after giving effect to (x) the distributions of principal made thereon on such prior Distribution Date and (y) any reductions made in connection with a Realized Loss allocable on such prior Distribution Date to such Class. The Class X-1L Interest, the Class X-1 Certificates, and Class X-2 Certificates do not have a Certificate Principal Amount.

          "Certificate Register" and "Certificate Registrar": The register
           --------------------       ---------------------
maintained and the registrar appointed pursuant to Sections 5.2 and 5.3.

          "Certificateholder" or "Holder": The Person in whose name an
           -----------------      ------
Outstanding Certificate is registered in the Certificate Register.

          "Class": All of the Certificates bearing the same alphabetical and
           -----
numerical class designation.

          "Class A Certificate":  A certificate designated as "Class A" on the
           -------------------
 face thereof, in the form of Exhibit A-1 hereto.

          "Class A Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 7.06%.

          "Class A Spread Rate":  With respect to each Interest Accrual Period,
           -------------------
a per annum rate equal to the difference between (i) 9.16% and (ii) the Class A Pass-Through Rate.

          "Class AL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class AR-L Interest":  An uncertificated Lower-Tier Interest having
           --------------------
an initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class AR-L Principal Distribution Amount":  With respect to any
           ----------------------------------------
Distribution Date, an amount equal to the product of (a) the Principal Distribution Amount for such Distribution Date reduced by the Class LR Principal Distribution Amount for such Distribution Date and (b) a fraction, the numerator of which is the Certificate Principal Amount on the Class AR-L Interest on the first day of the related Interest Accrual Period and the denominator of which is the Certificate Principal Amount of all Classes of Certificates (other than the Class LR Certificates) on the first day of the related Interest Accrual Period.

          "Class ASER Amount":  With respect to each of the Class B, Class C,
           -----------------
Class D, Class E, Class F and Class G Certificates for any Distribution Date, an amount equal to the portion of the amount of interest that would accrue, at the related Pass-Through Rate of such Class of Certificates, on the portion of the Certificate Principal Amount of such Class equal to the aggregate Appraisal Reductions allocated to such Class through such Distribution Date pursuant to
Section 4.7(b) (and remaining allocated on such Distribution Date), for the related Interest Accrual Period.

          "Class B Certificate":  A Certificate designated as "Class B" on the
           -------------------
 face thereof, in the form of Exhibit A-2 hereto.

          "Class B Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 7.44%.

          "Class B Spread Rate":  With respect to each Interest Accrual Period,
           -------------------
a per annum rate equal to the difference between (i) 9.16% and (ii) the Class B Pass-Through Rate.

          "Class BL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class C Certificate":  A Certificate designated as "Class C" on the
           -------------------
face thereof, in the form of Exhibit A-3 hereto.

          "Class C Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 7.56%.

          "Class C Spread Rate":  With respect to each Interest Accrual Period,
           -------------------
a per annum rate equal to the difference between (i) 9.16% and (ii) the Class C Pass-Through Rate.

          "Class CL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class D Certificate":  A Certificate designated as "Class D" on the
           -------------------
face thereof, in the form of Exhibit A-4 hereto.

          "Class D Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 7.97%.

          "Class D Spread Rate":  With respect to each Interest Accrual Period,
           -------------------
a per annum rate equal to the difference between (i) 9.16% and (ii) the Class D Pass-Through Rate.

          "Class DL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class E Certificate":  A Certificate designated as "Class E" on the
           -------------------
face thereof, in the form of Exhibit A-5 hereto.

          "Class E Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 9.16%.

          "Class EL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class F Certificate":  A Certificate designated as "Class F" on the
           -------------------
face thereof, in the form of Exhibit A-6 hereto.

          "Class F Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 9.16%.

          "Class FL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class G Certificate":  A Certificate designated as "Class G" on the
           -------------------
face thereof, in the form of Exhibit A-7 hereto.

          "Class G Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 9.16%.

          "Class GL Interest":  An uncertificated Lower-Tier Interest having an
           -----------------
initial Certificate Principal Amount and Pass-Through Rate set forth in the Preliminary Statement hereto, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class LR Certificate":  The residual interest in the Lower-Tier
           --------------------
REMIC, represented by a Certificate designated as "Class LR" on the face thereof, in the form of Exhibit A-10 hereto.

          "Class LR Pass-Through Rate":  With respect to any Interest Accrual
           --------------------------
Period, a per annum rate equal to 9.16%.

          "Class LR Principal Distribution":  With respect to any Distribution
           -------------------------------
Date, an amount equal to the product of (a) the Principal Distribution Amount for such Distribution Date and (b) a fraction, the numerator of which is the Certificate Principal Amount of the Class LR Certificates on the first day of the related Interest Accrual Period and the denominator of which is the Certificate Principal Amount of all Classes of Certificates on the first day of the related Interest Accrual Period.

          "Class R Certificate":  The residual interest in the Upper-Tier REMIC,
           -------------------
which shall be represented by a certificate designated as "Class R" on the face thereof, in the form of Exhibit A-9 hereto.

          "Class R Pass-Through Rate":  With respect to any Interest Accrual
           -------------------------
Period, a per annum rate equal to 9.16%.

          "Class R Principal Distribution":  With respect to any Distribution
           ------------------------------
Date, an amount equal to the Class AR-L Principal Distribution for such Distribution Date.

          "Class X Certificates":  Collectively, the Class X-1L Interest, the
           --------------------
Class X-1 Certificates and the Class X-2 Certificates.

          "Class X-1 Accrued Interest":  With respect to each Interest Accrual
           --------------------------
Period, 100% of the interest accrued on the Class X-1L Interest.

          "Class X-1 Certificate":  A Certificate designated as "Class X-1" on
           ---------------------
the face thereof, in the form of Exhibit A-7 hereto.

          "Class X-1L Accrued Interest":  With respect to each Distribution Date
           ---------------------------
and each Mortgage Loan, a portion of the interest accrued on such Mortgage Loan during the related Mortgage Loan Due Period equal to interest accrued on such Mortgage Loan during such period at a rate per annum equal to the excess of the Net Mortgage Interest Rate of such Mortgage Loan over 9.16% (the "Class X-1L Strip Rate"), calculated on the basis of the actual number of days for which interest accrues on such Mortgage Loan during the related Mortgage Loan Due Period according to the terms of such Mortgage Loan and a 360-day year.

          "Class X-1L Interest":  An uncertificated Lower-Tier Interest having a
           -------------------
Pass-Through Rate equal to the aggregate Class X-1L Accrued Interest, and which will be designated as a regular interest in the Lower-Tier REMIC.

          "Class X-2 Accrued Interest":  With respect to each Interest Accrual
           --------------------------
Period, an amount equal to the aggregate of the interest accrued, (on the basis of a 360-day year consisting of twelve 30-day months), on the Certificate Principal Amount of the Class AL Interest at the Class A Spread Rate, on the Certificate Principal Amount of the Class BL Interest at the Class B Spread Rate, on the Certificate Principal Amount of the Class CL Interest at the Class C Spread Rate and on the Certificate Principal Amount of the Class DL Interest at the Class D Spread Rate.

          "Class X-2 Certificate":  A Certificate designated as "Class X-2" on
           ---------------------
the face thereof, in the form of Exhibit A-8 hereto.

          "Closing Date":  March 29, 1996.
           ------------

          "Code": The Internal Revenue Code of 1986, as amended.
           ----

          "Collection Account":  The trust account or accounts created and
           ------------------
maintained by the Master Servicer pursuant to Section 3.5(a), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1," and which must be an Eligible Account.

          "Corporate Trust Office":  The corporate trust office of the Trustee
           ----------------------
at which at any particular time its corporate trust business relating to the Certificates shall be administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, 17th Floor, Chicago, Illinois 60674, Attention: Asset-Backed Securities Trust Services -- LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1.

          "Corresponding Upper-Tier Class":  As to each of the following Lower-
           ------------------------------
Tier Interests, the corresponding Upper-Tier Certificates, are as follows:

 Uncertificated Lower-Tier          Corresponding Upper-Tier
 Interest                           Class
 -------------------------          ------------------------

 Class AL Interest                  Class A Certificates
 Class BL Interest                  Class B Certificates
 Class CL Interest                  Class C Certificates
 Class DL Interest                  Class D Certificates
 Class EL Interest                  Class E Certificates
 Class FL Interest                  Class F Certificates
 Class GL Interest                  Class G Certificates
 Class AR-L Interest                Class R Certificates
 Class X-1L Interest                Class X-1 Certificates

In addition, to the extent of the applicable Spread Rate on each of the Class AL, Class BL, Class CL, Class DL, Class EL, Class FL and Class GL Interests, the Class X-2 Certificates are a Corresponding Upper-Tier Class; however, the Class X-2 Certificates do not have a Certificate Principal Amount and shall not be taken into consideration when comparing the Certificate Principal Amount of the Lower-Tier Interests and the Corresponding Upper-Tier Certificates.

          "Current Loan Balance-to-Original Value Ratio":  With respect to any
           --------------------------------------------
Mortgage Loan, as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of such Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property, provided, however, that for purposes of any such
                            --------  -------
calculation relating to the REMIC Provisions of the Code, the value of the related Mortgaged Property shall not include any non-real property assets within the meaning of such REMIC Provisions.

          "Custodial Agreement":  An agreement that may be entered into among
           -------------------
the Trustee, the Master Servicer and a Custodian, substantially in the form of Exhibit D hereto.

          "Custodian":  A custodian, which shall not be the Originator, the
           ---------
Depositor or any Affiliate of any of the foregoing, appointed by the Trustee. The initial Custodian shall be the Trustee.

          "Custodian's Exception Report":  As defined in Section 2.2.
           ----------------------------

          "Cut-Off Date":  March 1, 1996.  In the case of each Mortgage Loan,
           ------------
references to outstanding principal balance "as of the Cut-Off Date" of such Mortgage Loan will mean its principal balance at the close of business on the Cut-Off Date.

          "Debt Service Coverage Ratio":  With respect to any Mortgage Loan, as
           ---------------------------
of any date of determination and for any period, the ratio of the Net Operating Income with respect to the related Mortgaged Property or Properties for the previous twelve months, as set forth in the most recent available operating statements of the Borrower for the Mortgaged Property delivered to the Master Servicer pursuant to Section 3.1(e), to the aggregate Monthly Payments on the Mortgage Loan for such period. Solely for purposes of Section 3.20(c) hereof, Debt Service Coverage Ratio shall mean, with respect to any Mortgage Loan, the ratio of Net Operating Income for the twelve months ended on the date of extension of a Mortgage Loan pursuant to Section 3.20(c) to the amount of principal and interest to become due and payable on the related Note during the twelve month period following such extension.

          "Debt Service Reduction":  With respect to any Mortgage Loan and any
           ----------------------
Due Date, the amount of any reduction (other than a reduction resulting from a Deficient Valuation) in the Monthly Payment for such Mortgage Loan which the Borrower is obligated to pay on such Due Date as a result of any proceeding under bankruptcy law or any similar proceeding; provided, however, that in the
                                                --------  -------
case of an amount that is deferred, but not forgiven, such reduction will include only the net present value of the reduction (calculated at the Mortgage Interest Rate).

          "Defaulted Mortgage Loan":  As of any Determination Date, a Mortgage
           -----------------------
Loan as to which a material default has occurred under the terms thereof; provided, however, that a Mortgage Loan shall be deemed not to be a Defaulted
- - --------  -------

Mortgage Loan unless an amount equal to at least two Monthly Payments, or any Balloon Payment, are past due.

          "Deficient Valuation":  With respect to any Mortgage Loan, the excess
           -------------------
of (a) the then outstanding principal balance of the Mortgage Loan over (b) the outstanding principal balance of such Mortgage Loan after a valuation by a court of competent jurisdiction of the Mortgaged Property which reduces the amount due on such Mortgage Loan to an amount less than the then outstanding principal balance of and accrued interest on the Mortgage Loan plus expenses reimbursable under the terms of the related Note, which valuation results from a proceeding initiated under the Bankruptcy Code. If the terms of a court order in respect of any Deficient Valuation are retroactive and provide for a reduction in the indebtedness of a Mortgage Loan and the earlier maturity thereof, the term Deficient Valuation shall include an additional amount equal to the excess, if any, of (a) the amount of principal that was due on such Mortgage Loan for each month retroactively affected (i.e., each month occurring after the effective date of such Deficient Valuation but before the distribution of amounts in respect of such Deficient Valuation to Certificateholders pursuant to this Agreement), based on the original payment terms and amortization schedule of such Mortgage Loan, over (b) the amount of principal due on such Mortgage Loan for each such retroactive month (assuming the effect of such retroactive application according to such Mortgage Loan's revised amortization schedule).

          "Depositor":  LTC REMIC Corporation and its successors in interest
           ---------
and assigns.

          "Depository":  The Depository Trust Company or a successor appointed
           ----------
by the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder, and any such successor must be treated as maintaining a book entry system for purposes of Section 163(f) of the Code.

          "Determination Date":  With respect to any Distribution Date, the
           ------------------
eighth day of the month in which such Distribution Date occurs (or if such eighth day is not a Business Day, the immediately preceding Business Day), commencing in April 1996.

          "Directly Operate":  With respect to any REO Property, the furnishing
           ----------------
or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, or the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund, in each case, other than through an Independent Contractor; provided, however, that the
                                                    --------  -------
Trustee (or the Special Servicer on behalf of the Trust Fund) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer on behalf of the Trust Fund) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property or undertakes any ministerial action incidental thereto.

          "Disqualified Organization":  Either (a) the United States, a State or
           -------------------------
any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c) (1)) with respect to the Class R or Class LR Certificates (except certain farmers' cooperatives described in Code
Section 521), (d) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(c), or (e) any other Person so designated by the Certificate Registrar based upon relevant legislation amending the REMIC Provisions or an Opinion of Counsel to the effect that any Transfer to such Person may cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or any successor provisions.

          "Disqualifying Condition":  A condition or circumstance existing as a
           -----------------------
result of, or arising from, the presence of Hazardous Materials on a Mortgaged Property such that the Mortgage Loan secured by the affected Mortgaged Property would be ineligible, solely by reason of such condition, for purchase by FNMA under the terms of Section 501.04 of the Guide (assuming such Mortgage Loan were secured by multifamily residential property), including a condition or circumstance that would constitute, solely by reason of such condition or circumstance, a material violation of applicable federal, state or local law in effect as of the Closing Date.

          "Distribution Account":  The separate Eligible Account or Eligible
           --------------------
Accounts created and maintained by the Paying Agent pursuant to Section 3.5(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for registered Holders of LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1".

          "Distribution Date":  The fifteenth day of any month, or if such
           -----------------
fifteenth day is not a Business Day, the following Business Day, commencing in April 1996.

          "Due Date":  With respect to any Distribution Date and any Mortgage
           --------
Loan, as the case may be, the date during the related Due Period on which the related Monthly Payment or Balloon Payment is first due (without giving effect to any grace period).

          "Due Period":  With respect to any Distribution Date or Determination
           ----------
Date, the period beginning on and including the second day of the preceding calendar month and ending on and including the first day of the calendar month in which such Distribution Date or Determination Date occurs.

          "Early Termination Determination Date":  The Determination Date in the
           ------------------------------------
month in which the Anticipated Termination Date is expected to occur.

          "Early Termination Notice Date":  Any date as of which the aggregate
           -----------------------------
Certificate Principal Amount of the

Certificates is less than 10% of the initial aggregate Certificate Principal Amount of the Certificates.

          "Eligible Account":  Either (i) an account or accounts maintained with
           ----------------
a depository institution or trust company whose short-term unsecured debt obligations are rated F-1+ by Fitch and A-1+ by S&P for deposits held thirty days or less and whose long-term debt obligations are rated AA- by S&P at the time of any deposit therein; provided, however, that if such debt obligation is
                             --------  -------
not rated by Fitch, such debt obligation need only be rated by S&P, or (ii) a segregated trust account or accounts maintained with a federal depository institution, a state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b) or a trust company acting in its fiduciary capacity, which may be an account maintained with the Trustee or the Master Servicer. Eligible Accounts may bear interest.

          "Environmental Assessment":  A "Phase I assessment" as described in,
           ------------------------
and meeting the criteria of, Chapter 5 of the Guide.

          "ERISA":  The Employee Retirement Income Security Act of 1974, as it
           -----
may be amended from time to time.

          "ERISA Transfer Affidavit":  As defined in Section 5.3(b).
           ------------------------

          "Event of Default":  As defined in Section 7.1.
           ----------------

          "FDIC":  The Federal Deposit Insurance Corporation, or any successor
           ----
thereto.

          "FHLMC":  The Federal Home Loan Mortgage Corporation, or any
           -----
successor thereto.

          "Final Recovery Determination":  With respect to any Defaulted
           ----------------------------
Mortgage Loan, as evidenced by a certificate of a Special Servicer Officer delivered to the Master Servicer and the Trustee, (i) the actual recovery of the full amount of all Insurance Proceeds, Liquidation Proceeds and other payments due or collectible in respect of such Defaulted Mortgage Loan or (ii) all recoveries (including proceeds of the final sale of any REO Property) which the Special Servicer, in its reasonable judgment, expects to be finally recoverable, without regard to any obligation of the Special Servicer or the Master Servicer to make payments from its own funds pursuant to Section 3.8(a) or 3.8(b). The Special Servicer shall maintain records, prepared by a Special Servicer Officer, of each Final Recovery Determination until the earlier of (i) its termination as Special Servicer hereunder and the transfer of such records to a successor special servicer and (ii) five years following the termination of the Trust Fund.

          "Final Scheduled Distribution Date":  April 15, 2028.
           ---------------------------------

          "Fiscal Agent":  ABN AMRO Bank N.V., a Netherlands banking
           ------------
corporation, in its capacity as Fiscal Agent, or its successor in interest, or any successor fiscal agent as appointed herein.

          "Fitch":  Fitch Investors Service, L.P., or any successor thereto.
           -----

          "FNMA":  The Federal National Mortgage Association, or any successor
           ----
thereto.

          "Guide":  The FNMA Multifamily Seller/Servicer Guide (i) in effect as
           -----
of the Closing Date, for purposes of the definition of "Disqualifying Condition" and (ii) as amended from time to time, for all other purposes of this Agreement.

          "Hazardous Materials":  Any dangerous, toxic or hazardous pollutants,
           -------------------
chemicals, wastes, medical wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws or regulations now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

          "Holder":  A Certificateholder.
           ------

          "Independent":  When used with respect to any specified Person, any
           -----------
such Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Originator, the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, and (ii) is not connected with the Originator, the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions;

provided, however, that a Person shall not fail to be Independent of the
- - --------  -------
Originator, the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 5% or less of any Class of securities issued by the Originator, the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, as the case may be.

          "Independent Contractor":  Either (i) any Person that would be an
           ----------------------
"independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation
Section 1.856-4(b)(5) (except that the Master Servicer, the Trustee, or the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel has been delivered to the Master Servicer and the Trustee to that effect) or (ii) any other Person (including the Master Servicer, the Trustee, and the Special Servicer) if the Master Servicer on behalf of itself and the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "Initial Purchaser":  Goldman, Sachs & Co.
           -----------------

          "Insurance Proceeds":  Proceeds of any fire and hazard insurance
           ------------------
policy, title policy or other insurance policy relating to a Mortgage Loan or the related Mortgaged Property (including any amounts paid by the Master Servicer or the Special Servicer pursuant to Section 3.8), to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Borrower in accordance with the express requirements of the related Mortgage or Note or other documents included in the related Mortgage File or in accordance with prudent and customary servicing practices.

          "Interest Accrual Period":  With respect to any Distribution Date, and
           -----------------------
any Class of Certificates other than the Class X-1L Interests and the Class X-1 Certificates, the one-month period from and including the first day of the month preceding the month in which such Distribution Date occurs, to and including the last day of such month. With respect to the Class X-1L Interests and the Class X-1 Certificates, the Mortgage Loan Due Period for each Mortgage Loan. Interest payable for an Interest Accrual Period for each Class of Certificates shall be calculated on the basis of twelve 30-day months (other than the Class X-1 Certificates which shall be calculated on the same basis as the underlying Mortgage Loans) and a 360-day year.

          "Interested Person":  As of any date of determination, the Master
           -----------------
Servicer, the Special Servicer, any Independent Contractor engaged by the Special Servicer pursuant to Section 3.17 or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

          "Investment Account":  As defined in Section 3.7(a).
           ------------------

          "IO Reinvestment Yield": Will be equal to the yield on the U.S.
           ---------------------
treasury issue (primary issue) with a maturity date, as determined by the Trustee in its good faith, closest to the stated maturity date of the Mortgage Loan on which a prepayment of principal is received.

          "Liquidation Expenses":  Expenses incurred by the  Special Servicer in
           --------------------
connection with the liquidation of, enforcement of or as a result of the default of any Defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes) and any Servicing Advances (and interest thereon) incurred with respect to such Mortgage Loan or such property not previously reimbursed from collections or other proceeds therefrom.

          "Liquidation Proceeds":  The amount (other than Insurance Proceeds)
           --------------------
received in connection with (i) the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a Defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise or (iii) a purchase or sale of a Mortgage Loan or an REO Property in accordance with Section 3.18 or 9.1.

          "Loan Number":  With respect to any Mortgage Loan, the loan number by
           -----------
which such Mortgage Loan is identified on the books and records of the Master Servicer as set forth in the Mortgage Loan Schedule.

          "Loan-to-Value Ratio":  With respect to any Mortgage Loan, the
           -------------------
fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of such Mortgage Loan at the time of origination and the denominator of which is the Value of the related Mortgaged Property, provided,
                                                                     --------
however, that for purposes of any such calculation relating to the REMIC
- - -------
Provisions of the Code the value of the related Mortgaged Property shall not include any non-real property assets within the meaning of such REMIC Provisions.

          "Lower-Tier Interest":  Any of the Class AL, Class BL, Class CL, Class
           -------------------
DL, Class EL, Class FL, Class GL, Class AR-L and Class X-1L Interests and the Class LR Certificates.

          "Lower-Tier REMIC":  One of two segregated pools of assets for which a
           ----------------
REMIC election has been made comprising the Trust Fund which shall consist of
(i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto; (ii) all payments due on or collections in respect of the Mortgage Loans due after the dates specified in Section 2.1; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the rights of the Trustee, Master Servicer, and the Special Servicer under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements and assignments thereof; (vii) all Assignments of Mortgages and assignments thereof; (viii) any guaranties given as additional security for any Mortgage Loans and any real or personal property acquired by foreclosure or deed in lieu of foreclosure upon enforcement thereof; (ix) such amounts as shall from time to time be held in the Collection Account, the Distribution Account and the REO Account including reinvestment income; and (x) the proceeds of any of the foregoing (including the cash proceeds of the sale or other disposition of any real or personal property excluded in the foregoing clause (iv)). However, any environmental indemnity agreements relating to the Mortgaged Properties shall not be part of the Trust Fund or the Lower-Tier REMIC. Any such environmental indemnity shall be held by the Custodian as security for the related Mortgage Loan on behalf of the Certificateholders and for the benefit of the Master Servicer and the Trustee, provided that the Master Servicer, consistent with accepted servicing practices, shall enforce any such environmental indemnities on behalf of the Trustee and the Certificateholders.

          "LTC": LTC Properties, Inc., the Originator and Special Servicer under
           ---
this Agreement.

          "Master Servicer":  GMAC Commercial Mortgage Corporation, a California
           ---------------
corporation, or any successor master servicer approved as herein provided.

          "Master Servicer Remittance Date": With respect to any Distribution
           -------------------------------
Date, the Business Day preceding such date.

          "Maturity Date":  With respect to any Mortgage Loan, the date on which
           -------------
the last payment of principal including optional extensions exercisable by the related Borrower is due and payable under the related Note (including any such date which shall have been extended by the Special Servicer), as set forth in the Mortgage Loan Sched-ule, but without giving effect to (i) any acceleration of the principal of such Mortgage Loan or (ii) any grace period permitted by the related Note or any other document in the Mortgage File.

          "Medicaid":  Title XIX of the Social Security Act.
           --------

          "Medicare":  Title XVIII of the Social Security Act.
           --------

          "Modified Mortgage Loan":  Any Mortgage Loan the terms of which have
           ----------------------
been modified, waived, or amended in accordance with the provisions hereof.

          "Modified Monthly Payment": The Monthly Payment due under the modified
           ------------------------
terms of any Modified Mortgage Loan.

          "Monthly Payment":  With respect to any Mortgage Loan and any Due
           ---------------
Period, the scheduled monthly payment of principal and interest at the Mortgage Interest Rate, excluding any Balloon Payment, on such Mortgage Loan that is payable by a Borrower in such Due Period under the related Note; provided, that
                                                                 --------
with respect to an REO Mortgage Loan, the Monthly Payment is the scheduled monthly payment of principal and interest that would otherwise have been payable in the related Due Period had the related Note not been discharged, determined as set forth above and on the assumption that all other amounts, if any, due thereunder are paid when due; and, provided, further, that in the case of a
                                   --------  -------
Mortgage Loan the terms of which have been modified in accordance herewith, the Monthly Payment shall be the Modified Monthly Payment.

          "Mortgage":  The mortgage, deed of trust or other instrument creating
           --------
a first lien on, or first priority security interest in, one or more Mortgaged Properties securing a Note, together with any rider, addendum or amendment thereto, as amended from time to time.

          "Mortgage File":  With respect to any Mortgage Loan, the mortgage
           -------------
documents listed in Section 2.1(i)-(ix), (xi)-(xvi), (xviii) and (xix) pertaining to such particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to this Agreement.

          "Mortgage Interest Rate":  With respect to any Mortgage Loan, for any
           ----------------------
Interest Accrual Period, the per annum rate at which interest accrues on such Mortgage Loan for such period, as determined pursuant to the related Note.

          "Mortgage Loan":  Any of the commercial mortgage loans transferred and
           -------------
assigned to the Trustee pursuant to Section 2.1 to the extent set forth in such
Section 2.1 and from time to time held in the Trust Fund, the Mortgage Loans originally so transferred, assigned and held being identified on the Mortgage Loan Schedule as of the Closing Date. Such term shall also include any Mortgage Loan so transferred after it becomes a REO Mortgage Loan and any related REO Account Mortgage Loan.

          "Mortgage Loan Due Period":  For any Mortgage Loan, the period for
           ------------------------
which interest included in each Monthly Payment accrues.

          "Mortgage Loan Schedule":  As of any date, the list of Mortgage Loans
           ----------------------
on such date, such list as of the Closing Date being attached hereto as Exhibit B, which list shall set forth the following information with respect to each Mortgage Loan:

          (a)  the name of the Borrower;

          (b)  the Loan Number;

          (c) the street address, city, state and zip code in which the related Mortgaged Property or Properties are located;

          (d)  the type of underlying Mortgaged Properties;

          (e) the Mortgage Interest Rate as of the Cut-Off Date, and in the event such Mortgage Loan provides for one or more resets of such rate, the date or dates of such reset and such reset rate or rates;

          (f)  the date of origination;

          (g)  the original term and the original amortization term;

          (h)  the Maturity Date;

          (i)  the original principal balance;

          (j)  the current loan balance per Mortgaged Property;

          (k)  the Due Date of each Monthly Payment;

          (l)  the Monthly Payment;

          (m)  the Scheduled Principal Balance as of the Cut-Off Date;

          (n)  the Loan-to-Value Ratio in effect as of the Cut-Off Date;

          (o) the rate of occupancy of the related Mortgaged Properties as of the date of the most recent year end financial statements of the related Borrower;

          (p) the percentage of occupancy, as of the date of the most recent year end financial statements of the related Borrower, the payment for which is not provided through Medicare or Medicaid, with respect to the related Mortgaged Properties;

          (q)  the Debt Service Coverage Ratio;

          (r)  the Net Debt Service Coverage Ratio;

          (s) the result of a fraction, the numerator of which is the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date and the denominator of which is the number of beds available in the related Mortgaged Properties; and

          (t)  the periods during which optional prepayment is not permitted.

          The Mortgage Loan Schedule shall also set forth the total of the amounts described under clause (j) above for all the Mortgage Loans. The Mortgage Loan Schedule may be in the form of more than one list, collectively setting forth all of the information required. The Mortgage Loan Schedule shall be amended from time to time in accordance with the provisions of this Agreement.

          "Mortgaged Property" or "Mortgaged Properties":  An underlying
           --------------------------------------------
property or properties securing a Mortgage Loan, including any REO Property or REO Account Property, consisting of a fee simple estate in a parcel of land, together with all improvements thereon, each of which operates as a facility that offers long-term nursing home care together with any personal property, fixtures, leases, and other property or rights pertaining thereto.

          "Net Debt Service Coverage Ratio":  With respect to any Mortgage Loan,
           -------------------------------
as of any date of determination and for any period, the ratio of Net Operating Income produced by the related Mortgaged Property or Properties for such period (annualized if such period is less than one year) minus an assumed management
                                                  -----
fee equal to 5% of the gross revenues of the related facility, divided by the aggregate Monthly Payments on the Mortgage Loan for such period.

          "Net Liquidation Proceeds":  The excess of Liquidation Proceeds
           ------------------------
received with respect to any Mortgage Loan over the amount of Liquidation Expenses incurred with respect thereto.

          "Net Mortgage Interest Rate":  With respect to any Mortgage Loan for
           --------------------------
any Due Period, the Mortgage Interest Rate for such Mortgage Loan less the Servicing Fee Rate, the Trustee Fee Rate and the Basic Fee Rate.

          "Net Operating Income":  The revenue derived from the use and
           --------------------
operation of a Mortgaged Property less operating expenses (such as utilities, administrative expenses, repairs, maintenance and, if applicable, labor and food, medical and laundry supplies) other than fixed expenses (defined as interest, depreciation, amortization, rent and management fees).

          "Net Prepayment Interest Shortfall":  With respect to any Due Period,
           ---------------------------------
the excess of the aggregate Prepayment Interest Shortfalls for such Due Period over the sum of the aggregate Prepayment Interest Excesses for such Due Period and the portion of the Servicing Fee available to offset such Prepayment Interest Shortfalls.

          "Net REO Proceeds":  Subject to Section 1.2 (iii)(B) and 1.2(v), with
           ----------------
respect to each REO Account Property and any Prepayment Period, any amount withdrawn from the REO Account and deposited into the Collection Account pursuant to Section 3.17(d) with respect to such REO Account Property and such Prepayment Period.

          "New Lease":  Any lease of REO Property entered into on behalf of the
           ---------
Trust Fund, including any lease renewed or extended on behalf of the Trust Fund, if the Trust Fund has the right to renegotiate the terms of such lease.

          "Nonrecoverable Advance":  Any Servicing Advance or P&I Advance, plus
           ----------------------
interest accrued thereon at the Advance Rate, made or proposed to be made in respect of a Mortgage Loan, which, if made, in the reasonable business judgment of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will not or would not, as applicable, be ultimately recoverable, together with all unreimbursed Advances (plus interest accrued thereon at the Advance Rate) made prior to such date with respect to the related Mortgage Loan (or the related REO Property) from future payments and collections on the related Mortgage Loan or from proceeds from the operation or sale of the related Mortgaged Property or REO Property. The determination by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, that an Advance is a Nonrecoverable Advance shall be evidenced by an Officer's Certificate to that effect delivered to the Trustee and Fiscal Agent no later than the second Business Day preceding each Distribution Date in the case of the Master Servicer and delivered to the Depositor in the case of the Trustee or the Fiscal Agent, setting forth such determination of nonrecoverability and the procedure and considerations of the Master Servicer or any subservicer, as applicable, forming the basis of such determination (which may include but shall not be limited to information, to the extent available, such as related income and expense statements, rent rolls, occupancy status property inspections, Master Servicer or Special Servicer inquiries, and may include an internal or external appraisal performed in accordance with MAI standards and methodologies on the related Mortgage Loan or Mortgaged Property, and which may include, without limitation, considerations relating to any environmental conditions with respect to the related Mortgaged Property).

          "Non-U.S. Person":  A Person that is not (i) a citizen or resident of
           ---------------
the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of the source of its income.

          "Note": With respect to any Mortgage Loan as of any date of
           ----
determination, the note or other evidence of indebtedness of a Borrower under such Mortgage Loan, including any amendments or modifications, or any renewal or substitution notes, as of such date.

          "Notice of Termination":  Any of the notices given to the Trustee by
           ---------------------
the Master Servicer or any Holder of a Class LR Certificate pursuant to Section 9.1(b), 9.1(c) or 9.1(d).

          "Notional Amount":  For purposes of the definition of the term
           ---------------
"Outstanding" with respect to the Class X-1L Interest and the Class X-1 Certificates, an amount equal to the then aggregate Scheduled Principal Balance of the Mortgage Loans and with respect to the Class X-2 Certificates, an amount equal to the sum of the Certificate Principal Amounts of the Class AL, Class BL, Class CL and the Class DL Interests.

          "Officer's Certificate":  A certificate signed by the Chairman of the
           ---------------------
Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, any Trust Officer or other officer of the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Depositor, and delivered to the Depositor, the Trustee, the Fiscal Agent, the Master Servicer and/or the Special Servicer, as the case may be.

          "Opinion of Counsel":  A written opinion of counsel, who may, without
           ------------------
limitation, be counsel for the Depositor, the Master Servicer or the Special Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to (a) qualification of the Lower-Tier REMIC and the Upper-Tier REMIC as two separate REMICs or the imposition of tax under the REMIC Provisions on any income or property of the Upper-Tier REMIC or Lower-Tier REMIC, (b) compliance with the REMIC Provisions (including application of the definition of "Independent Contractor") or (c) a resignation of the Master Servicer or the Special Servicer pursuant to Section 6.4 must be an opinion of counsel who is Independent of the Originator, the Depositor, the Master Servicer and the Special Servicer

(without giving effect to the proviso to the definition of the term "Independent").

          "Optimal Wind-Down Date":  As to any Mortgage Loan, two years prior to
           ----------------------
the Final Scheduled Distribution Date.

          "Originator":  LTC and its successors in interests and assigns.
           ----------

          "Outstanding":  A Class of Certificates (other than the Class X, Class
           -----------
R and Class LR Certificates), for which the Certificate Principal Amount thereof is greater than zero. Each Class of Class X Certificates is "Outstanding" when the Notional Amount thereof is greater than zero. The Class R and Class LR Certificates will be "Outstanding" until the Trust Fund is terminated pursuant to this Agreement. Solely for the purpose of giving any consent or taking any action pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer, or the Special Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any thereof shall be deemed not to be Outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent or take any such action has been obtained, except that any such Certificates shall be deemed to be Outstanding and shall have Voting Rights with respect to any matter requiring consent or action on a Class-by-Class basis if and to the extent that all of the Certificates of the particular Class are registered in the name of any such Person or Persons.

          "Outstanding Class Interest Shortfall":  As to any Distribution Date
           ------------------------------------
subsequent to the initial Distribution Date and any Class of Certificates, the sum of (a) the excess, if any, of (i) the sum of (A) the Accrued Certificate Interest in respect of such Class for the preceding Distribution Date and (B) the Outstanding Class Interest Shortfall of such Class as of such preceding Distribution Date (in both cases before giving effect to any distributions made thereon on such Distribution Date) over (ii) the aggregate amount in respect of interest distributed to such Class on such preceding Distribution Date, and (b) one month's interest accrued on the amount of such excess at the then applicable Pass-Through Rate of such Class (except in the case of the Class X-1L Interest, the Class X-1 Certificates or the Class X-2 Certificates), to the extent permitted by applicable law. The Outstanding Class

Interest Shortfall with respect to any Class of Certificates as of the initial Distribution Date is zero.

          "Ownership Interest":  Any record or beneficial interest in a Class R
           ------------------
or Class LR Certificate.

          "P&I Advance":  With respect to any Mortgage Loan, any amount required
           -----------
to be advanced by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 3.22 in respect thereof.

          "Pass-Through Rate" or "Pass-Through Rates":  The rate identified in
           -----------------------------------------
the Preliminary Statement hereto as the "Pass-Through Rate" for any Class of Lower-Tier Interests or Certificates except that in the case of the Class X-1L Interest, the Class X-1 Certificates and the Class X-2 Certificates, the Pass-Through Rate shall refer to the Class X-1L Accrued Interest, the Class X-1 Accrued Interest or the Class X-2 Accrued Interest, as the case may be.

          "Paying Agent":  Initially the Trustee, and any other paying agent
           ------------
appointed pursuant to Section 5.6.

          "Percentage Interest":  With respect to a Class A, Class B, Class C,
           -------------------
Class D, Class E, Class F, Class G, Class R or Class LR Certificate, the fraction of the Class evidenced by such Certificate, expressed as a percentage (carried to thousandths of a percent, if necessary), the numerator of which is the initial Certificate Principal Amount represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Amount of all of the Certificates of such Class. With respect to a Class X-1 or Class X-2 Certificate, the fraction of the Class evidenced thereby, expressed as a percentage (carried to thousandths of a percent, if necessary), as stated on the face of such Certificate.

          "Permitted Investments":  Any one or more of the following obligations
           ---------------------
or securities, regardless of whether issued by the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or any of their respective Affiliates and having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

     (i) direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obli-gations are backed by the full faith and credit of the United States of America;

     (ii) direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System, provided that any such obligation is qualified by each Rating Agency as an investment of funds backing securities having a rating equal to the highest long-term debt ratings, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned by any Rating Agency to the then rated classes of Certificates, as evidenced in writing by the Rating Agencies;

     (iii) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully FDIC-insured deposits, the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) is rated by each Rating Agency in its highest long-term rating categories (or, in the case of demand and time deposits, a rating of F-1+ by Fitch and A-1+ by S&P), or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned by any Rating Agency to the then-rated Classes of Certificates, as evidenced in writing by the Rating Agencies;

     (iv) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt ratings by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned by any Rating Agency to the then-rated Classes of Certificates, as evidenced in writing by the Rating Agencies;

     (v) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured rating category and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in its highest long-term unsecured rating categories or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned by any Rating Agency to the then rated Classes of Certificates as evidenced in writing by the Rating Agencies;

     (vi) certain qualified guaranteed investment contracts which are obligations of an insurance company or other corporation having an insurance claims paying ability or long-term unsecured debt rating in the highest categories for such securities by each Rating Agency or such lower rating as will not result in the downgrading or withdrawal of any rating or ratings then assigned by any Rating Agency to the then-rated Classes of Certificates as evidenced in writing by the Rating Agencies;

     (vii) repurchase obligations with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (iii) above;

     (viii) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and rated by each Rating Agency in its highest long-term unsecured rating categories;

              provided, however, that securities issued by any such corporation
              --------  -------
              will not be Permitted Investments to the extent that investment therein would cause the then outstanding principal amount of securities issued by such corporation that are then held as part of the Collection Account, the Distribution Account or the REO Account to exceed 20% of the aggregate principal amount of all Permitted Investments then held in the Collection Account, the Distribution Account and the REO Account;

     (ix) units of taxable money market funds which funds are regulated investment companies, seek to maintain a constant net asset value per share and have either been rated "AAA" by Fitch and "AAAm" by S&P or have been designated in writing by each Rating Agency as Permitted Investments with respect to this definition; provided
                                                                     --------
              however, that if such taxable money market fund is not rated by
              -------
              Fitch, the Master Servicer will receive the prior written confirmation from Fitch that the investment of trust funds in such taxable money market fund will not result in the downgrade or withdrawal of the ratings then assigned to the Certificates;

     (x) if previously confirmed in writing to the Master Servicer by each Rating Agency, any other demand, money market or time deposit, or any other obligation, security or investment that will not result in a downgrade or withdrawal of the rating then assigned to the Certificates, provided that such investment is a "cash flow investment" for purposes of the REMIC Provisions of the Code (as evidenced by an Opinion of Counsel); and

     (xi) such other obligations as are acceptable as Permitted Investments to each Rating Agency as confirmed in writing to the Master Servicer by each Rating Agency, that will not result in a downgrade or withdrawal of rating or ratings then assigned to the Certificates and is a "cash flow investment" as evidenced by an Opinion of Counsel pursuant to the REMIC Provisions of the Code (as evidenced by an Opinion of Counsel delivered to the Trustee by the Master Servicer at the Master Servicer's expense);

provided, however, that if such obligation is not rated by Fitch, such
- - --------  -------
obligation need only be rated by S&P; provided, further, that (A) such
                                      --------  -------
obligation or security qualifies as
a "cash flow investment" pursuant to Code Section 860G(a) (6); and (B) no obligation or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) for instruments which are prepayable or callable, the stated interest rate on such investment is in excess of 120% of the yield to maturity produced by the price at which such investment was purchased (iii) such investment shall not be purchased at a price greater than par; provided, further, if rated, the
                                       --------  -------
obligation should not have an "r" highlighter affixed to its rating and its terms should include a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. Interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index.

         "Permitted Transferee":  With respect to a Class R Certificate or Class
          --------------------
LR Certificate, any Person or agent thereof other than (a) a Disqualified Organization, (b) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel to the effect that the Transfer of an Ownership Interest to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates or uncertifi cated Lower-Tier Interests are outstanding, and (c) a Person that is a Non-U.S. Person, unless such Non-U.S. Person (i) holds the Class R Certificate or Class LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form 4224 or (ii) has delivered to both the transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the Transfer of the Class R Certificate or Class LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such Transfer of the Class R Certificate or Class LR Certificate will not be disregarded for federal income tax purposes.

         "Person": Any individual, corporation, limited liability company,
          ------
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepayment Interest Excess":  With respect to any Mortgage Loan that
          --------------------------
was subject to a full or partial Principal Prepayment during any Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan following the Due Date for such Mortgage Loan occurring during such Prepayment Period, the amount of interest received on such Principal Prepayment at the Mortgage Interest Rate for such Mortgage Loan from such Due Date, to the extent collected.

         "Prepayment Interest Shortfall":  With respect to any Mortgage Loan
          -----------------------------
that was subject to a Principal Prepayment during any Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to the Due Date for such Mortgage Loan occurring during such Prepayment Period, the amount of such interest that would have accrued at the Mortgage Interest Rate then in effect for such Mortgage Loan on the amount of such Principal Prepayment during the period from and including the date as of which such Principal Prepayment was applied to such Mortgage Loan to and excluding such Due Date.

         "Prepayment Period":  With respect to any Distribution Date or
          -----------------
Determination Date, the period beginning on and including the first day of the preceding calendar month and ending on and including the last day of such calendar month.

         "Prepayment Premium":  With respect to any Mortgage Loan, any premium
          ------------------
or yield maintenance payment paid or payable, as the context requires, by the related Borrower in connection with any Principal Prepayment.

         "Prime Rate":  With respect to any applicable Distribution Date, the
          ----------
prime lending rate in effect from time to time and published in the Wall Street Journal on such Distribution Date.

         "Principal Balance":  At the time of any determination, the principal
          -----------------
balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date after deduction of all principal payments due on or before the Cut-Off Date whether or not paid (or, in the case of a Substitute Mortgage Loan included in the Trust Fund pursuant to Section 2.2(b), at the close of business as of the date of substitution) reduced by all amounts previously distributed to Certificateholders that are allocable to payments of principal on such Mortgage Loan (including the principal portion of Advances).

         "Principal Distribution Amount":  For any Distribution Date, the sum,
          -----------------------------
for all the Mortgage Loans, of:

     (i) the principal component of all Monthly Payments (other than Balloon Payments) and Assumed Scheduled Payments which become due during the related Due Period on the Mortgage Loans,

     (ii) to the extent not included in the preceding clause, the Scheduled Principal Balance of any Mortgage Loan that, as of the Due Date in the month preceding the month in which such Distribution Date occurs, except in the case of Mortgage Loans having a Due Date on the first day of a month, in which case the relevant date shall be the Due Date in the month in which the Distribution Date occurs (or as of the Cut-Off Date, in the case of the first Distribution
              Date), either was purchased or repurchased from the Trust Fund pursuant to Section 2.2, 2.3(d), 4.5(b) or 9.1, or as to which a Final Recovery Determination was made during the related Prepayment Period, reduced by the amount of Realized Losses realized in the related Prepayment Period,

     (iii) to the extent not included in the preceding clauses, the principal component of all Balloon Payments on any Mortgage Loan, to the extent received during the related Prepayment Period (reduced by the principal component of all Assumed Scheduled Payments previously advanced with respect to such Mortgage Loan),

     (iv) to the extent not included in the preceding clauses, all other Principal Prepayments received during the related Prepayment Period on any Mortgage Loan, net of any portion thereof required to reimburse a P&I Advance, and

     (v)      the aggregate Class ASER Amounts for such Distribution Date.

            "Principal Prepayment": With respect to any Mortgage Loan (other
             --------------------
than an REO Mortgage Loan) (i) any payment of principal made by or on behalf of the Borrower on such Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of sched-uled interest due on any date or dates in any month or months subsequent to the month of prepayment, (ii) the principal component of any Insurance Proceeds or Liquidation Proceeds received with respect to such Mortgage Loan as to which a Final Recovery Determination has not been made to the extent not applied to pay amounts payable pursuant to Sections 1.2(ii)(a) and 1.2(ii)(b) and (iii) the principal component of the Repurchase Price of any Mortgage Loan that is purchased or repurchased pursuant to Section 2.2, 2.3(d), 4.5 or 9.1, but in no case in excess of the Scheduled Principal Balance thereof (except to the extent that advances were made for the difference between the actual Principal Balance and the Scheduled Principal Balance of a Mortgage Loan). With respect to any REO Mortgage Loan, the Net REO Proceeds received in any prepayment period to the extent not applied to pay amounts payable pursuant to Sections 1.2(iii)(B)(a) and 1.2(iii)(B)(b) to the extent such amount is in excess of the sum of the scheduled Monthly Payments or Assumed Scheduled Payments on the related REO Mortgage Loan and the applicable Workout Fee but in no case in excess of the Scheduled Principal Balance thereof.

         "Property Protection Expenses":  Any costs and expenses incurred
          ----------------------------
pursuant to Sections 3.1(d), 3.10(a), 3.10(d), 3.10(e) and 3.17(c).

         "PV Yield Loss Amount": (i) With respect to the Class A Certificates,
          --------------------
as calculated on any Distribution Date in respect of any prepayment of principal of a Mortgage Loan received during the related Prepayment Period, will equal the present value of a series of monthly payments each equal to the Interest Payment Adjustment (as defined below) for the Class A Certificates in connection with such prepayment and payable on each subsequent Distribution Date to and including the earlier to occur of (a) the Assumed Final Distribution Date for the Class A Certificates or (b) the stated maturity date for such Mortgage Loan, discounted at the applicable Reinvestment Yield (monthly compounding) for the number of months remaining from the current Distribution Date to each such subsequent Distribution Date to and including the earlier to occur of (a) the Assumed Final Distribution Date for the Class A Certificates or (b) the stated maturity date for such Mortgage Loan. The "Interest Payment Adjustment" in respect of the Class A Certificates in connection with a prepayment of principal of a Mortgage Loan during any Prepayment Period is equal to one-twelfth of the product of (a) the amount, if any, by which (i) the Pass-Through Rate for the Class A Certificates for the related Distribution

Date exceeds  (ii) the applicable Reinvestment Yield plus 0.50%, multiplied by
(b) the amount of such prepayment. Thus, if the Reinvestment Yield plus 0.50% is greater than the Class A Pass-Through Rate, then the Class A Certificates will not receive any Prepayment Premium. The "Assumed Final Distribution Date" for the Class A Certificates is the Distribution Date on which the remaining Class A Principal Amount would be reduced to zero at a 3% CPR (March 15, 2005);
(ii) With respect to the Class X-1 and Class X-2 Certificates, as calculated on any Distribution Date in respect of any prepayment of principal of a Mortgage Loan received during the related Prepayment Period, will equal the present value of a series of monthly payments each equal to the IO Interest Payment Adjustment (as defined below) for such Class of Certificates in connection with such prepayment and payable on each subsequent Distribution Date to and including the stated maturity for such Mortgage Loan, discounted at the applicable IO Reinvestment Yield (as defined below) (monthly compounding) for the number of months remaining from the current Distribution Date to each such subsequent Distribution Date to and including the stated maturity date for such Mortgage Loan. The "IO Interest Payment Adjustment" in respect of the Class X-1 and Class X-2 Certificates in connection with a prepayment of principal of a Mortgage Loan during any Prepayment Period is equal to one-twelfth of the product of the excess of the Net Mortgage Interest Rate (after reduction of related Servicing Fees and Trustee Fees) of the related Mortgage Loan over the Class A Pass-Through Rate, multiplied by the amount of such prepayment. Such payment calculation for the Class X Certificates will be allocated 50% to the Class X-1 Certificates and 50% to the Class X-2 Certificates. Any Prepayment Premium in excess of the amount due to the Class A Certificates will be distributed to the Class X-1 and Class X-2 Certificates; and (iii) With respect to the Class B, Class C, Class D, Class E, Class F and Class G Certificates the PV Yield Loss Amount will at all times be zero.

         "Qualified Institutional Buyer":  The meaning given by Rule 144A under
          -----------------------------
the Act.

         "Qualified Insurer":  An insurance company or security or bonding
          -----------------
company qualified to write the related insurance policy in the relevant jurisdiction which, in the case of a hazard or flood insurance policy, shall either have a "Claims Paying Rating" no less than the lower of (i) "AA" or (ii) the highest rating then assigned to the most senior Class of Certificates outstanding at the time by either Rating Agency or otherwise be acceptable as a Quali-
fied Insurer to each Rating Agency; provided however that at no time shall such
                                    -------- -------
rating be less than "BBB"; provided further that if such company has no "Claims
                           -------- -------
Paying Rating" from Fitch, such company need only be rated by, or be acceptable, to S&P.

         "Qualified Mortgage":  A Mortgage Loan that is a "qualified mortgage"
          ------------------
within the meaning of Code Section 860G(a)(3) (but without regard to the rule in Treasury Regulation (S) 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and applicable Treasury Regulations promulgated pursuant thereto.

         "Quarterly Mortgage Loan Characteristics Summary": A quarterly report
          -----------------------------------------------
substantially in the form of Exhibit K hereto to be provided by the Master Servicer.

         "Rating Agency":  Each of Fitch and S&P.  If such agencies or
          -------------
successors thereto are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency or other comparable Person designated by the Trustee, notice of which designation shall be given to the Depositor, Master Servicer and Special Servicer. References herein to the second highest rating category of a Rating Agency shall mean AA or better in the case of Fitch, AA or better in the case of S&P and in the case of any other Rating Agency shall mean such second highest rating category or better without regard to any plus or minus or any numerical qualifier.

         "Real Property":  Land or improvements thereon such as buildings or
          -------------
other inherently permanent structures thereon (including items that are structural components of the buildings or structures), in each such case as such terms are used in the REMIC Provisions.

         "Realized Loss":  With respect to each Mortgage Loan as to which a
          -------------
Final Recovery Determination has been made during a Prepayment Period, an amount (not less than zero) equal to:

     (i)      the unpaid principal balance of such Mortgage Loan; plus
                                                                  ----

     (ii) unpaid accrued interest (exclusive of interest included in such principal balance) at the Mortgage Interest Rate from time to time applicable, from the Due Date as to which interest was last paid by the Borrower up to the Due Date occurring in such Prepayment Period, on the unpaid principal balance of such Mortgage Loan; plus
                                                       ----

     (iii) any outstanding Servicing Advances and Advance Interest payable with respect to such Mortgage Loan; minus
                                                  -----

     (iv) any Net REO Proceeds from the operation of any related REO Property and the Net Liquidation Proceeds or Insurance Proceeds, if any, received during the Prepayment Period in which such Final Recovery Determination was made and applied to reduce the amounts specified in clauses (i) to (iii) above pursuant to Section 1.2.

Realized Losses on a Mortgage Loan will be allocated first to the principal balance of that Mortgage Loan and then to interest.

         "Reassignment of Assignment of Leases, Profits and Rents":  As defined
          -------------------------------------------------------
in Section 2.1.

         "Record Date":  With respect to each Distribution Date, the close of
          -----------
business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

         "Regular Certificates": Collectively, the Class AL, Class BL, Class CL,
          --------------------
Class DL, Class EL, Class FL, Class GL, Class AR-L and Class X-1L Interests and the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1 and Class X-2 Certificates.

         "Reinvestment Yield": Will be equal to the yield on the U.S. Treasury
          ------------------
issue (primary issue) with a maturity date, as determined by the Trustee in its good faith, equal to the stated maturity date of the related Mortgage Loan which is the date closest to the Assumed Final Distribution Date for the Class A Certificates.

         "Remaining Principal Distribution Amount":  For any Distribution Date,
          ---------------------------------------
the Principal Distribution Amount for such Distribution Date, minus the Class LR
                                                              -----
Principal Distribution and the Class R Principal Distribution for such Distribution Date.

         "REMIC": A "real estate mortgage investment conduit" within the meaning
          -----
of Section 860D of the Code.

         "REMIC Provisions":  Provisions of the federal income tax law relating
          ----------------
to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary, final (or, when consistent with market practice, proposed) regulations promulgated thereunder, as the foregoing are in effect (or, in the case of proposed regulations, are proposed to be in effect) from time to time.

         "Rents from Real Property":  With respect to any REO Property, gross
          ------------------------
income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

     (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

     (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a 10% or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

     (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property, other than by providing services that are not considered to be rendered to the occupants of such REO Property within the meaning of Treasury Regulation Section 1.512(b)- 1(c)(5);

     (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property (whether or not such charges are separately stated); and

     (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund or the Upper-Tier REMIC or Lower-Tier REMIC, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

         "REO Account":  As defined in Section 3.17(b).
          -----------

         "REO Account Mortgage Loan":  A Mortgage Loan as to which the related
          -------------------------
Mortgaged Property is an REO Account Property.

         "REO Account Property":  An REO Property or a property of which the
          --------------------
Special Servicer has acquired possession or is operating or that has been abandoned by the Borrower under the related Mortgage Loan.

         "REO Mortgage Loan":  A Mortgage Loan as to which the related Mortgaged
          -----------------
Property is an REO Property.

         "REO Property":  A Mortgaged Property as to which an Acquisition Date
          ------------
has occurred.

         "Repurchase Price":  With respect to any Mortgage Loan to be purchased
          ----------------
or repurchased during any Prepayment Period pursuant to Section 2.2, 2.3(d) 4.5 or 9.1, or any Defaulted Mortgage Loan or any Mortgage Loan related to an REO Property to be sold or repurchased during any Prepayment Period pursuant to
Section 3.18, an amount, calculated by the Master Servicer, or, with respect to any REO Property, an amount, calculated by the Special Servicer, equal to:

     (i) the unpaid Principal Balance of such Mortgage Loan as of the Due Date as to which a payment of principal was last made by the Borrower; plus
                        ----

     (ii) unpaid accrued interest from the Due Date as to which interest was last paid by the Borrower up to the Due Date in the Due Period related to the same Determination Date as the Prepayment Period in which the purchase or repurchase is to occur at a rate equal to the Mortgage Interest Rate applicable from time to time on the unpaid Principal Balance of such Mortgage Loan; plus
                    ----

     (iii) any unreimbursed Advances on such Mortgage Loan, plus interest thereon at the Advance Rate; plus
                                           ----

     (iv) expenses reasonably incurred or to be incurred by the Master Servicer, the Special Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

         "Request for Release":  A release signed by a Servicing Officer or a
          -------------------
Special Servicer Officer, as the case may be, substantially in the form of
Exhibit I hereto, which shall refer to the Loan Number of the applicable Mortgage Loan as set forth in the Mortgage Loan Schedule.

         "Responsible Officer":  Any officer of the Trustee assigned to the
          -------------------
corporate trust department with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name and specimen signature appears on a list of corporate trust officers furnished to the Master Servicer and the Special Servicer by the Trustee, as such list may from time to time be amended.

         "Rule 144A":  Rule 144A promulgated under the Act.
          ---------

         "S&P": Standard & Poor's Ratings Services or any successor nationally
          ---
recognized rating organization.

         "Scheduled Principal Balance":  The Scheduled Principal Balance of any
          ---------------------------
Mortgage Loan as of the Cut-Off Date means the principal balance of such Mortgage Loan as of the Cut-Off Date, after giving effect to any payment in respect of principal due on or before the Cut-Off Date, irrespective of any delinquency in payment by the related Borrower and after giving effect to any Principal Prepayments received on or before the Cut-Off Date. For any Determination Date, with respect to any Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the

Cut-Off Date reduced by (a) any Principal Prepayments and/or other unscheduled recoveries of principal and Balloon Payments received after the Cut-Off Date and on or prior to the last day of the related Prepayment Period, (b) any payment in respect of principal, if any, due after the Cut-Off Date and on or before the last day of the related Due Period, to the extent paid by the Borrower or advanced by the Master Servicer (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment that actually was advanced), irrespective of any delinquency in payment by the Borrower, and (c) any adjustment thereto in the amount of a Deficient Valuation (if allocable to principal) occurring on or before the last day of the related Prepayment Period resulting from any bankruptcy or similar proceeding. In the event that a Final Recovery Determination with respect to a Mortgage Loan has been made during a Prepayment Period, the Scheduled Principal Balance of such Mortgage Loan with respect to the immediately succeeding Determination Date shall be zero.

         "Servicing Advances":  Advances, other than P&I Advances, with respect
          ------------------
to the Mortgage Loans made by the Master Servicer, the Trustee or the Fiscal Agent, as applicable with respect to taxes, insurance premiums and certain other expenses to the extent required by this Agreement to be advanced and identified herein as a "Servicing Advance."

         "Servicing Fee":  With respect to each Mortgage Loan and for any Due
          -------------
Period, an amount equal to the product of one-twelfth the Servicing Fee Rate and the Scheduled Principal Balance on each Mortgage Loan outstanding immediately prior to the application of the Monthly Payment due on the Due Date in such Due Period.

         "Servicing Fee Adjustment" means, for any Due Period, the sum of the
          ------------------------
differences (each of which may be a negative number), one for each Mortgage Loan listed on Exhibit B hereto, of (i) the interest that accrued on such Mortgage Loan at the applicable Mortgage Interest Rate (net of the Class X-1L Strip Rate) for the related Mortgage Loan Due Period and (ii) the interest that would have accrued on such Mortgage Loan for such Mortgage Loan Due Period if interest had accrued on such Mortgage Loan at the applicable Mortgage Interest Rate (net of the Class X-1L Strip Rate) based on a year consisting of twelve thirty-day months.

         "Servicing Fee Rate":  With respect to each Mortgage Loan, a rate equal
          ------------------
to .065% per annum.

         "Servicing Officer":  Any officer or employee of the Master Servicer
          -----------------
involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees of the Master Servicer furnished to the Trustee and the Special Servicer on the Closing Date by the Master Servicer as such list may from time to time be amended.

         "Servicing Transfer Event":  With respect to any Mortgage Loan, the
          ------------------------
occurrence of any of the following events:

     (i) (a) a Balloon Payment with respect to such Mortgage Loan becomes or has become past due (taking into account any grace period), or
              (b) at least two monthly payments become past due, or (c) during the three month period ending on the Maturity Date of the Mortgage Loan, the Borrower notifies the Master Servicer that it will not pay the Balloon Payment on or prior to the Maturity Date and the Master Servicer determines, in its reasonable business judgment, as evidenced by an Officer's Certificate, that a payment default on the Mortgage Loan is imminent (and will not be cured within 60 days); or

     (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law (A) for the appointment of a trustee, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings or (B) for the winding-up or liquidation of its affairs, shall have been entered against the related Borrower and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (iii) the related Borrower consents to the appointment of a trustee, conservator or re-ceiver or liquidator in any similar insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Borrower or of or relating to all or substantially all of its property; or

     (iv) the related Borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

     (v) the Master Servicer receives notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; or

     (vi)     the related Mortgaged Property becomes an REO Account Property; or

     (vii) (1) the license or certificate of need to operate the related Mortgaged Property as a nursing home, (2) the certificate of the related Mortgaged Property to participate as a nursing home provider in Medicare or Medicaid (and their successor programs) or
              (3) the right to admit patients under Medicare or Medicaid (and their successor programs) has been terminated, revoked, surrendered, limited or suspended, and the Master Servicer determines, in its reasonable business judgment as evidenced by an Officer's Certificate, that a payment default on such Mortgage Loan is imminent; or

     (viii) the related Mortgaged Property has been cited for a material deficiency for which its license or certification can be revoked and which is not cured within the earlier of the time permitted by the applicable regulatory authority or 60 days and in connection therewith, the Master Servicer determines, in its reasonable business judgment as evidenced by an Officer's Certificate, that a payment default on such Mortgage Loan is imminent; or

     (ix) the first mortgage lien and security interest granted in the related Mortgaged Property by the related Mortgage becomes junior to an intervening lien that is not removed or bonded-off within 30 days after written notice to the related Borrower; or

     (x) the related Borrower has entered into any merger, consolidation or similar transaction, or has sold all or substantially all of its assets (whether now or hereinafter acquired) in violation of the related Mortgage Loan documents; or

     (xi) any of the events or conditions described in clauses (ii), (iii) and (x) above shall have occurred with respect to the lessee of any lease or the manager under any management contract of the related Mortgaged Property, and in connection therewith, the Master Servicer determines, in its reasonable business judgment as evidenced by an Officer's Certificate, that a payment default on such Mortgage Loan is imminent;

     (xii) the Master Servicer determines that events or conditions exist that (A) impair the ability of the Borrower to make timely payments under such Mortgage Loan when due, (B) impair the first lien and security interest granted by the related Mortgage (except for the second lien in the case of the Roswell Mortgage Loan (Loan #118), (C) impair the use of the related Mortgaged Property for the use intended, and in the case of each of (A), (B), or (C), the Master Servicer determines, in its reasonable business judgment as evidenced by an Officer's Certificate, that a payment default on such Mortgage Loan is imminent.

With respect to Loans #95, #135, #136, #137, #138 and #139 only, in the event that any of the above listed conditions exist, the Mortgage Loans shall not be transferred to the Special Servicer, but shall be specially serviced by the Master Servicer. With respect to items (vii), (viii), (ix), (x) and (xi) above, the Depositor shall notify the Master Servicer of the occurrence of such event.

         "Special Servicer":  LTC, except with respect to Mortgage Loans #95,
          ----------------
#135, #136, #137, #138 and #139, with respect to which the Special Servicer shall be the Master Servicer or an eligible Special Servicer appointed by the Master Servicer in compliance with Section 6.4, or any successor special servicer as herein provided.

         "Special Servicer Fee":  With respect to any Due Period, an amount
          --------------------
equal to the sum of the aggregate Basic Fees and the aggregate Workout Fees, if any, with respect to such Due Period.

         "Special Servicer Officer":  Any officer of the Special Servicer
          ------------------------
involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of officers of the Special Servicer furnished to the Trustee and the Master Servicer by the Special Servicer on the Closing Date, as such list may from time to time be amended.

         "Specially Serviced Mortgage Loan":  As defined in Section 3.1(a).
          --------------------------------

         "Spread Rate": Any of the Class A Spread Rate, the Class B Spread Rate,
          -----------
the Class C Spread Rate or the Class D Spread Rate.

         "Startup Day":  The day designated as such pursuant to Section 2.8(a)
          -----------
hereof.

         "Subservicer":  Any entity entering into a subservicing agreement with
          -----------
the Master Servicer, pursuant to which such subservicer shall perform the Master Servicer's obligations under this Agreement, as specified in such subservicing agreement.

         "Substitute Mortgage Loan":  As defined in Section 2.2(b).
          ------------------------

         "Tax Returns":  The federal income tax return on Internal Revenue
          -----------
Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Upper-Tier REMIC and Lower-Tier REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Termination Date":  The Distribution Date on which the Upper-Tier
          ----------------
REMIC and Lower-Tier REMIC are terminated pursuant to Section 9.1.

         "Termination Price":  As defined in Section 9.1(c).
          -----------------

         "Transfer":  Any direct or indirect transfer or other form of
          --------
assignment of any Ownership Interest.

         "Transfer Affidavit":  As defined in Section 5.3(d).
          ------------------

         "Transfer Agreement":  The Transfer and Repurchase Agreement dated as
          ------------------
of March 1, 1996 between the Originator and the Depositor, pursuant to which the Originator has sold the Mortgage Loans and other related property to the Depositor.

         "Treasury Regulations":  Temporary or final (or, when consistent with
          --------------------
market practice, proposed) regulations of the United States Department of the Treasury.

         "Trust Fund":  The corpus of the trust created hereby and to be
          ----------
administered hereunder, consisting of the Lower-Tier REMIC and the Upper-Tier REMIC.

         "Trustee":  LaSalle National Bank, a nationally chartered bank, in its
          -------
capacity as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee":  With respect to each Mortgage Loan, and for any Due
          -----------
Period, an amount equal to the product of one-twelfth of the Trustee Fee Rate and the Scheduled Principal Balance on each Mortgage Loan outstanding immediately prior to the application of the Monthly Payment due on the Due Date in such Due Period.

         "Trustee Fee Rate":  With respect to each Mortgage Loan, a rate equal
          ----------------
to .015% per annum.

         "Upper-Tier Certificate":  Any of the Class A, Class B, Class C, Class
          ----------------------
D, Class E, Class F, Class G, Class X-1, Class X-2 or Class R Certificates.

         "Upper-Tier Distribution Account":  The separate Eligible Account
          -------------------------------
established and maintained by the Paying Agent pursuant to Section 3.5(b) which shall be entitled "LaSalle National Bank, as Trustee, in trust for registered Holders of LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1."

         "Upper-Tier REMIC":  One of two segregated pools of assets for which a
          ----------------
REMIC election has been made comprising the Trust Fund, which shall consist of the Lower-Tier Interests (other than the Class LR Certificate) and such amounts as shall from time to time be held in the Upper-Tier Distribution Account.

         "Value": With respect to any Mortgaged Property, the appraised value
          -----
thereof as determined by the appraisal made for the Originator in connection with the origination of the related Mortgage Loan.

         "Voting Rights":  With respect to any provisions hereof providing for
          -------------
the action, consent or approval of the Holders of all Certificates evidencing specified Voting Rights in the Trust Fund, (a) the aggregate Voting Rights of the Class A, Class B, Class C, Class D and Class E, Class F, Class G, Class R and Class LR Certificates shall be equal to 94% of the aggregate Voting Rights,
(b) the aggregate Voting Rights of each of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R and Class LR Certificates shall be equal to the product of (i) 94% and (ii) the fraction obtained by dividing the Certificate Principal Amount of such Class by the aggregate Certificate Principal Amounts of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class R and Class LR Certificates, (c) the aggregate Voting Rights of the Class X-1 and Class X-2 Certificates shall be 5% and (d) the aggregate Voting Rights of each of the Class X-1 and Class X-2 Certificates shall be equal to 2 1/2% for each such class. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Holder of an Outstanding Certificate of a Class will have Voting Rights in such Class equal to such Holder's Percentage Interest in such Class.

         "Workout Fee":  With respect to any Due Period and any Mortgage Loan
          -----------
that is, at the beginning of the related Prepayment Period, or at any time during such Prepayment Period became, a Specially Serviced Mortgage Loan (other than a Specially Serviced Mortgage Loan purchased by the Originator by reason of breach of repre-sentation or defective documentation which has a material adverse effect on Certificateholders), an amount equal to (a) in the case of each such Mortgage Loan with respect to which a Final Recovery Determination has been made or in the case of a Specially Serviced Mortgage Loan or related REO Property that is sold or repurchased pursuant to any provision of this Agreement during the related Prepayment Period, the product of the Workout Fee Rate and the Net Liquidation Proceeds (reduced by the amount of unpaid accrued interest on such Mortgage Loan) received on such Mortgage Loan during such Prepayment Period times a fraction, the numerator of which is such Net Liquidation Proceeds and the denominator of which is the Scheduled Principal Balance of such Mortgage Loan at the time of liquidation, (b) in the case of each other Specially Serviced Mortgage Loan, the product of the Workout Fee Rate and the amount of collections and proceeds (including Net REO Proceeds) received with respect to such Mortgage Loan during such Prepayment Period, less the aggregate amount of Liquidation Expenses incurred with respect thereto and not deducted from collections or proceeds received in a previous Prepayment Period pursuant to this clause (b).

         "Workout Fee Rate"  As to any Mortgage Loan for which a Workout Fee is
          ----------------
payable with respect to any Due Period pursuant to the definition of "Workout Fee," a per annum rate of 1.5%.

         SECTION 1.2  Certain Calculations.
                      -----------------------------------

         Unless otherwise specified herein, the following provisions shall apply:

     (i) All calculations of interest on the Certificates, Lower-Tier Interests and servicing fees provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months, except to the extent specified otherwise. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year consisting of twelve 30-day months.

     (ii) For purposes of this Agreement, as set forth in the applicable Mortgage Loan, Insurance Proceeds and Liquidation Proceeds in respect of a Mortgage Loan shall be applied as follows: (a) first, to the reimbursement of Servicing Advances with respect to the related Mortgage Loan, plus Advance Interest thereon, (b) second, to cover past due Monthly Payments (and, in the case of Monthly Payments with respect to which a P&I Advance was made, Advance Interest thereon), (c) third, to the Monthly Payment or Assumed Scheduled Payment, as applicable, for the Due Date occurring in the Prepayment Period in which such proceeds are received, and (d) fourth, after deduction of any applicable Workout Fee, as a Principal Prepayment on the related Mortgage Loan.

     (iii) Notwithstanding the occurrence of the Acquisition Date by or on behalf of the Trust Fund with respect to any REO Property and cancellation of the related Mortgage Loan, such Mortgage Loan shall (for purposes of all calculations hereunder, including, without limitation, the calculation of the Servicing Fee, except for purposes of Section 9.1) be considered to be a Mortgage Loan held in the Trust Fund until such time as the related REO Property is sold by the Trust Fund. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan is considered to be a Mortgage Loan held in the Trust Fund:

              (A) It shall be assumed that, notwithstand ing that the indebtedness evidenced by the related Note shall have been discharged, such Note remains outstanding and, for purposes of determining the Scheduled Principal Balance thereof and, in connection with the calculation of any servicing compensation, the unpaid principal balance thereof, the Mortgage Interest Rate and related amortization schedule in effect at the time of any such acquisition of title remain in effect, except that such schedule shall be adjusted to reflect the application of Net REO Proceeds received in any amount pursuant to clause (B) below; and

         (B) Net REO Proceeds with respect to a Specially Serviced Mortgage Loan received in any Prepayment Period shall be applied except as set forth in the applicable Mortgage Loan as follows: (a) first, to pay any taxes due on such Net REO Proceeds under the REMIC Provisions, and (b) second, in the manner set forth in clause 1.2(ii) above;

     (iv) In calculating Net REO Proceeds with respect to any REO Account Property for any Prepayment Period, the aggregate amount of expenses not allocable to particular REO Account Properties charged against amounts on deposit in the REO Account by the Special Servicer, as permitted by the provisions of this Agreement, since the last date on which amounts were remitted from the REO Account to the Collection Account shall be allocated to reduce the proceeds and collections received in respect of particular REO Account Properties on a pro rata basis based upon the respective Monthly Payments of the related REO Account Mortgage Loans.

          SECTION 1.3  Business Day Certificate.
                       -------------------------

          On the Closing Date (with respect to the remainder of calendar year
1996) and thereafter, within 30 days prior to the end of each calendar year while this Agreement remains in effect (with respect to the succeeding calendar years), the Master Servicer and the Special Servicer shall provide an Officer's Certificate and the Trustee shall provide a certificate of a Responsible Officer, specifying the days on which banking institutions in the city of Chicago, Illinois (for as long as LaSalle National Bank is the Trustee) or in the case of the Master Servicer Philadelphia, Pennsylvania or New York City, New York (for so long as GMAC Commercial Mortgage Corporation is the Master Servicer) are authorized or obligated by law, executive order or governmental decree to be closed, or the Master Servicer, the Trustee or LTC is closed.

                                   ARTICLE II

                           DECLARATION OF TRUST FUND;
                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.1 Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans, Conveyance of Other Collateral.
                         -----------------------------------------------------

          The Depositor, concurrently with the execution and delivery hereof, does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, without recourse, all of the right, title and interest of the Depositor in and to the Trust Fund, to have and to hold, in trust, and the Trustee declares that, subject to the review provided for in Section 2.2, the Custodian on its behalf has received and shall hold the Trust Fund, as Trustee, in trust, for the benefit and use of the Holders of the Certificates which indirectly through the Lower-Tier Interests (or, in the case of the Holders of the Class LR Certificates, directly) represent the entire beneficial interest in the Trust Fund and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Trustee has caused to be authenticated and delivered to or upon the order of the Depositor, Certificates in the authorized denominations evidencing the entire ownership of the Lower-Tier Interests, which in turn represent the entire ownership of the Trust Fund. The Depositor also hereby assigns to the Trustee all of its right, title and interest in the Transfer Agreement and the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof under the Notes and any and all related agreements, except as set forth below, and any security interest thereunder (whether in real or personal property and whether tangible or intangible), any guaranty relating thereto, any environmental indemnity agreement relating to a Mortgaged Property and all the right, title and interest of the Depositor in, to and under the Transfer Agreement, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders, all without recourse and without warranty of any kind except as specifically set forth herein. Such assignment includes all interest and principal received or receivable by the Depositor, the Master Servicer or the Special Servicer on or with respect to the Mortgage Loans other than (i) scheduled payments of principal and interest due on the Mortgage Loans on or prior to the Cut-Off Date, (ii) Principal

Prepayments received on or prior to the Cut-Off Date and reflected in the initial Scheduled Principal Balance of the related Mortgage Loan and (iii) any Prepayment Premiums, late fees and any other penalties or charges.

          In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Custodian as the agent of the Trustee, (except in the case of items (x), (xiii), (xvi), (xvii) and (xviii) below which are delivered to the Master Servicer) the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Note showing a complete chain of endorsement from the Originator to the Depositor, and endorsed by the Depositor without recourse and without warranty of any kind except as specifically set forth herein to the order of the Trustee in the following form: "Pay to the order of LaSalle National Bank, a nationally chartered bank, as Trustee under that certain Pooling and Servicing Agreement dated as of March 1, 1996 for LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1, without recourse and without warranty of any kind, except for those warranties made by LTC REMIC Corporation and set forth in that certain Pooling and Servicing Agreement, dated as of March 1, 1996, by and among LTC REMIC Corporation, a Delaware corporation, GMAC Commercial Mortgage Corporation, a California corporation, LTC Properties, Inc., a Maryland corporation, LaSalle National Bank, a nationally chartered bank and ABN AMRO Bank N.V., a Netherlands banking corporation;

          (ii) the original recorded Mortgage showing the Depositor as mortgagee or accompanied by original recorded assignments showing a complete chain of assignment from the Originator to the Depositor or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by the Deposi-tor to be a true and complete copy of the original thereof submitted or, in the case of assignments to the Depositor, to be submitted, for recording;

          (iii) an executed Assignment of each Mortgage in form suitable for recordation in the jurisdiction in which the Mortgaged Property is located from (a) Bankers Trust Company of California, as custodian for Goldman Sachs Mortgage Company under that certain Custodial Agreement dated December 15, 1993, to the Originator, if applicable, (b) Originator to the Depositor, and (c) the Depositor to "LaSalle National Bank, as Trustee under that certain Pooling and Servicing Agreement, dated as of March 1, 1996, for LTC Commercial Mortgage Pass-Through Certificates, Series 1996-1";

          (iv) if the related security agreement is separate from the related Mortgage, the original executed version of such security agreement and any intervening assignments thereof, including the assignment thereof to the Depositor and the Trustee;

          (v) a copy of the UCC-l financing statement or statements and related continuation statements, if any, relating to such Mortgage Loan each with evidence of filing thereon, together with an original executed form UCC-2 or UCC-3, in a form suitable for filing in the jurisdiction in which the related Mortgaged Property is located, disclosing the assignment from
                   (a) the Originator to the Depositor and (b) the Depositor to the Trustee of the Depositor's security interest in the personal property (if any) constituting security for repayment of such Mortgage Loan;

          (vi) a copy, certified as a true and complete copy by the Originator, of each Notice Pursuant to Section 9-302 of the Uniform Commercial Code, signed by the

                   Trustee and the Originator, to be delivered to the bank in which a deposit account, if any, securing such Mortgage Loan is maintained;

          (vii) an Assignment of the escrow deposit, if any, and a copy, certified as a true and complete copy by the Originator, of each notice of each escrow deposit and the assignment of the Mortgage Loan to be delivered to the escrow agent;

          (viii) the original or copy of each assumption, modification, written assurance or substitution agreement, if any, relating to such Mortgage Loan;

          (ix) the original lender's title insurance policy, together with any endorsements thereto (the "Title Policy") or, with
                                                  ------------
                   respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating that all conditions to the issuance of the policy have been satisfied;

          (x) the original survey, or if the original is not available, a copy thereof certified by the Depositor to be a true copy thereof;

          (xi)     the original of any guaranty relating to such Mortgage Loan;

          (xii) if any related Assignment of Leases, Rents and Profits is separate from the related Mortgage, the original executed version thereof, together with an executed reassignment of such instrument (a "Reassignment of Assignment of Leases, Rents and Profits") in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located from the Depositor to the Trustee (which reassignment, however, may be included in the Assignment of Mortgage and need not be a separate instrument);

          (xiii) a copy, certified as a true and complete copy by the Originator or, where available, an original of, each lease and each management agreement affecting the related Mortgaged Property and of any intervening assignments thereof, and evidence of any recordings thereof and any guarantees relating thereto, if applicable;

          (xiv)    any subordination agreements relating to the Mortgage Loan;

          (xv) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing;

          (xvi) evidence of insurance with respect to the related Mortgaged Property as described in Section 3.8;

          (xvii) all Phase I and Phase II environmental assessments, engineering assessments, certificates of occupancy and appraisals of the related Mortgaged Property in the possession or prepared on behalf of the Originator or its agents or on which the Originator is entitled to rely;

          (xviii) all estoppel letters, financial statements and opinions received from the related Borrower or tenant under the related lease in the possession of such Seller or its agents; and

          (xix)    any other written agreements related to such Mortgage Loan.


No later than ten (10) days following the Closing Date, the Depositor shall cause each of the notices described in items (vi) and (vii) above to be delivered to the addressee on such notice. No later than sixty (60) days following the Closing Date, the Depositor shall cause to be issued (a) an endorsement to be issued to each Title Policy, substantially in the form of a CLTA Form 104.1 or a "Mortgage Assignment Add-On Endorsement" naming Trustee as endorsee and, (b) with respect to any Mortgage Loan for which a Title Policy has not yet been issued, a supplement to the lender's title insurance commitment pursuant to which the issuer thereof commits to issue the Title Policy with such an endorsement.

          The Depositor hereby agrees that it shall take such further action as is reasonably required to complete the conveyance of the Mortgage Loans as contemplated by this Section 2.1. With respect to the Mortgage Loans, the Depositor also hereby delivers to the Custodian as the agent of the Trustee a list (the "Assignments of Mortgage List") that has been prepared by the Depositor or its agent for each Mortgage Loan, by Loan Number, indicating the jurisdiction in which the related Assignment of Mortgage will be submitted for recording and escrow instructions to the title companies that will be issuing the endorsements described above,instructing each such title company to (1) record each Assignment of Mortgage, Reassignment of Assignment of Leases and Rents (if not otherwise included in the related Assignment of Mortgage), UCC-2 or UCC-3 and (2) issue the endorsements to the Title Policies.

          No later than 45 days following the Closing Date, the Trustee or Custodian, as applicable, shall, to the extent possession thereof has been delivered to the Trustee or to the Custodian, deliver to the Depositor who shall record or cause to be recorded,(1)(a) each original Assignment of Mortgage referred to in Section 2.1 (iii) which has not yet been submitted for recording and, (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.1(xii) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) for filing, each UCC-2 or UCC-3 referred to in Section 2.1(v) which has not yet been submitted for filing. The Depositor shall promptly (and in no event later than five Business Days following the date the related document is received from the Depositor, in the case of clause 1(a) above and 30 days following the date the related document is received in the case of clauses 1(b) and 2 above) submit or cause to be submitted for recording or filing, as the case may be, at the expense of the Depositor, in the appropriate public recording office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Depositor shall promptly prepare a substitute document, and thereafter direct Chicago Title Insurance Company or the Trustee or Custodian to cause each such document to be duly recorded. Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Depositor, Trustee or Custodian, as applicable, shall be deemed to have been satisfied upon delivery to the Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof.

          All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Depositor, the Master Servicer or the Special Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian. Any original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File shall be delivered promptly to the Master Servicer.

          It is intended that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a purchase and sale and not a loan. However, if such conveyance is deemed to be a loan, it is intended that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor hereby grants to the Trustee a first priority security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans, together with any related Mortgages and Assignments of Leases, Rents and Profits, other Trust Fund property and the other property so conveyed, whether now existing or hereafter acquired, and the accounts and funds established by the Master Servicer and the Trustee pursuant hereto, all payments of principal of or interest on the Mortgage Loans, all other payments made in respect of the Mortgage Loans and all proceeds thereof for the benefit of the Certificateholders, to secure payment of the Certificates and authorizes the Trustee to make the REMIC Elections with respect to the Trust Fund required hereunder; and this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificates, the security interest created hereby shall continue in full force and effect and the

Trustee shall be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided. The Depositor shall take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, together with any related Mortgages and Assignments of Leases, Rents and Profits, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

     SECTION 2.2 Acceptance by Custodian and Trustee; Repurchase or Substitution for Defective Documentation or other Failure to Validly Assign Mortgage Loans.
                    ---------------------------------------------------------

          (a) If the Depositor cannot deliver or shall otherwise be unable to assign (as set forth in an Officer's Certificate of the Depositor) validly any Mortgage Loan to the Trustee pursuant to Section 2.1 or any other original or certified recorded document described in Section 2.1 on the Closing Date (or take such other action as is required in the aforesaid Officer's Certificate of the Depositor) to the Custodian, the Depositor shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, to deliver such original or certified recorded documents to the Custodian on behalf of the Trustee (unless the Depositor is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office in which case it shall notify the Custodian and the Trustee in writing of such delay and shall deliver such documents to the Custodian promptly upon the Depositor's receipt thereof). By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loans in good faith without actual notice or actual knowledge of adverse claims, liens, charges, encumbrances or other security interests and declares that the Custodian holds and will hold such documents and all others delivered to it constituting the Mortgage File (to the extent the documents constituting the Mortgage File are actually delivered to
it) for any Mortgage Loan assigned to it as Trustee hereunder in trust, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Custodian agrees, for the benefit of the Certificateholders, to review each Mortgage File within 45 days after the later of (a) the Custodian's receipt of such Mortgage File or (b) the execution and delivery of this Agreement, to ascertain that all documents referred to in
Section 2.1 above (in the case of the documents referred to in Sections 2.1
(iv), (v), (vi), (vii), (viii), (ix) (in the case of any endorsement thereto),
(xi)-(xvi), (xviii) and (xix), as identified to it in writing by the Depositor, which the Depositor hereby agrees to do promptly after the Closing Date) and any original recorded documents referred to in the first sentence of this Section included in the delivery of a Mortgage File have been received, have been executed, appear to be what they purport to be, purport to be recorded or filed (as applicable) and appear regular on their face, and that such documents relate to the Mortgage

Loans identified in the Mortgage Loan Schedule. In so doing, the Custodian may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. At the conclusion of such review, the Custodian shall promptly notify the Depositor, with a copy to the Trustee, the Master Servicer and the Special Servicer, by providing a written report in the form attached as Exhibit J (the "Custodian's Exception Report") and, if the Custodian finds that any document or documents constituting a part of a Mortgage File have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, appear not to be regular on their face, such report shall set forth for each affected Mortgage Loan, with particularity, the nature of the defective or missing document or the lack of evidence of recordation.
The provisions of Section 2.3(c) shall apply to each document so identified.
The Trustee and the Master Servicer shall not be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Mortgage File noted on the Custodian's Exception Report or for any failure by the Depositor to use its best efforts to deliver any such document.

          The Custodian shall have no responsibility for reviewing any Mortgage File except as expressly provided above and in Section 2.1 hereof. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to the preceding paragraph or Section 2.1, the Custodian shall have no responsibility for determining whether any document or opinion is valid and binding, whether the text of any deed, assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the grantee, assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any Person executing any document or rendering any opinion is authorized to do so or whether any signature thereon is genuine.

          The Custodian holds that portion of the Trust Fund delivered to the Trustee consisting of "instruments" in the case of the Mortgage Loans (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in Illinois on the date hereof), and, except as otherwise specifically provided in this Agreement, shall not remove such instruments from Illinois unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from Illinois) that in the event the transfer of the Mortgage Loans to the Custodian is deemed not to be a sale, after such removal, the Custodian on behalf of the Trustee will possess a first priority perfected security interest in such instruments.

          The Trustee may enter into a Custodial Agreement pursuant to which the Trustee will appoint a Custodian to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders; provided, however, that
                                                      --------  -------
the Custodian so appointed shall in no event be the Originator, the Depositor or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them; provided, further that the Trustee need not enter into a Custodial
             --------  -------
Agreement for so long as the Trustee is the Custodian. Prior to appointing a Custodian, the Trustee shall cause a Responsible Officer of the Trustee to make a reasonable inquiry of appropriate officers of the Custodian as to whether such prospective Custodian is an Affiliate of the Originator or the Depositor. The Trustee appoints itself as the initial Custodian hereunder.

          (b) Upon discovery by the Depositor, the Master Servicer, the Special Servicer, the Custodian (if any) or a Responsible Officer of the Trustee that any documentation described in Section 2.1 hereof is missing or defective in any respect and such defect has a material adverse effect on the Mortgage Loans, then pursuant to the Transfer Agreement, the Originator shall cure such omission or defect identified on the Custodian's Exception Report as provided in the Transfer Agreement. The Depositor shall enforce such obligation of the Originator. In the event the Originator fails to effect such cure within the allotted period, and such omission or defect has materially and adversely affected the interests of the Certificateholders, the Originator shall, as required under the Transfer Agreement, within 90 days of discovery of the omission or defect, at its option, either (i) repurchase the related Mortgage Loan at a price equal to the Repurchase Price upon the terms and conditions and in the manner described in the Transfer Agreement or (ii) if within two years of the Startup Day, or such other period as may be permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such omission or defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that no repurchase or substitution event set forth in Section
3.2 of the Transfer Agreement (other than Section 3.2(xii)) would have existed had such Substitute Mortgage

Loan originally been a Mortgage Loan. The Originator shall effect any such substitution pursuant to the Transfer Agreement; provided, however, that no such
                                                 --------  -------
substitution will be permitted (and accordingly a repurchase will be required) unless the Originator receives written confirmation from the Rating Agencies that the substitution will not result in the downgrading or withdrawal of the rating or ratings then assigned by any Rating Agency to the then-rated Classes of Certificates as evidenced in writing by the Rating Agencies. Any such substitution shall be effected only if the Originator shall have furnished the Trustee and the Custodian, if any, with an Opinion of Counsel, at the expense of the Originator, that such substitution shall not (i) cause a loss of the REMIC status with respect to either the Upper-Tier REMIC or the Lower-Tier REMIC, (ii) result in the imposition of any tax on "prohibited transactions" (imposed by Section 860F(a)(1) of the Code) or on prohibited contributions (imposed by
Section 860G(d) of the Code) upon either the Upper-Tier REMIC or the Lower-Tier REMIC, or (iii) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC to any federal tax, and that the Substitute Mortgage Loan is a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall (i) have a Loan-to-Value Ratio less than or equal to, that of the Mortgage Loan for which it is substituted, (ii) have a Mortgage Interest Rate no less than, and no more than, 1% percent per annum above or below, as the case may be, the Mortgage Interest Rate for the Mortgage Loan for which it is substituted, (iii) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the substituted Mortgage Loan and (iv) be, in the reasonable determination of the Originator, of the same type, quality and character as the substituted Mortgage Loan as if the documentation was not defective or missing in any material respect. If the Substitute Mortgage Loan has an unpaid principal balance, as of the date of substitution, lower than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted, the Originator shall concurrently with such substitution deposit in the Collection Account the amount of such difference, plus interest on such amount at the

Mortgage Interest Rate of the Mortgage Loan being replaced from the substitution date through the last day of the Interest Accrual Period in which such substitution date occurs.

          In the case of a repurchased Mortgage Loan or property pursuant to the preceding paragraph, the Repurchase Price shall be deposited by the Originator in the Collection Account pursuant to the Transfer Agreement. In the case of a Substitute Mortgage Loan, the Mortgage File relating thereto shall be delivered to the Custodian. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Fund. Upon receipt by the Custodian and the Trustee of written notification of any required deposit into the Collection Account signed by an officer of the Originator, and, in the case of a Substitute Mortgage Loan, upon receipt of the new Mortgage File and required payment, as the case may be, the Custodian shall release to the Originator the related Mortgage File and the Trustee shall execute and deliver or cause to be executed and delivered such instrument of transfer or assignment furnished to it by the Originator, in each case without recourse, as shall be necessary to vest in the Originator legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Originator to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material omission or defect in a constituent document exists shall constitute the sole remedy respecting such omission or defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Custodian or the Trustee to give any notice contemplated herein shall not affect or relieve the Originator's obligation to repurchase any Mortgage Loan or property pursuant to this Section 2.2 and the Transfer Agreement. Pursuant to the Transfer Agreement, in the case of a Substitute Mortgage Loan, the Originator shall provide the Rating Agencies with substantially the same environmental information the Originator provided with respect to the Mortgaged Properties securing the Mortgage Loans originally deposited into the Trust Fund on the Closing Date. The Custodian shall review the Mortgage File delivered to it relating to the Substitute Mortgage Loan, within the time period and in the manner and with the remedies specified in this Section 2.2.

          SECTION 2.3 Representations and Warranties and Covenants of the Depositor.
                       ---------------------------------------------------

          (a) The Depositor hereby represents and warrants to the Master Servicer and the Trustee on behalf of itself and the Certificateholders that as of the Cut-Off Date:

                (i) the Depositor is duly organized, validly existing and in good standing in the jurisdiction of its incorporation and has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

                (ii) assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Depositor hereunder are the legal, valid and binding obligations of the Depositor, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) the execution and delivery of this Agreement and the performance of its obligations hereunder by the Depositor will not conflict with the charter or bylaws of the Depositor, any provision of any law or regulation to which the Depositor is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any material agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property other than the lien created pursuant to this Agreement. The Depositor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Depositor of this Agreement;

                (iv) there is no action, suit or proceeding pending or, to the best of the Depositor's knowledge, threatened against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Agreement; and

                (v) upon the transfer of the Mortgage Loans by the Depositor to the Trustee, the Trustee shall either be the owner of the Mortgage Loans or shall have a valid and perfected security interest of first priority in all of the Depositor's right, title and interest in the Mortgage Loans and any proceeds thereof.

          (b) The Depositor hereby covenants that:

               (i) it will maintain books and records separate from any other Person or entity;

               (ii) it will not commingle assets with those of any other person or entity;

               (iii)  it will conduct its own business in its own name;

               (iv)   it will maintain separate financial statements;

               (v)    it will pay its own liabilities out of its own funds;

               (vi)   it will observe all corporate formalities;

               (vii) it will maintain an arm's length relationship with its Affiliates;

               (viii) it will pay the salaries of its own
                      employees;

               (ix) it will not guarantee or become obligated for the debts of any other Person or entity or hold out its credit as being available to satisfy the obligations of others;

               (x) it will allocate fairly and reasonably any overhead for shared office space;

               (xi) it will use separate stationery, invoices, and checks from any other Person or entity;

               (xii) it will not pledge its assets for the benefit of any other Person or entity; and

               (xiii) it will hold itself out as a separ-
                      ate entity.

          (c) It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive delivery of the respective Mortgage Files to the Trustee or to the Custodian, as the case may be, until the termination of this Agreement, and shall inure to the benefit of the Trustee. Upon discovery by the Depositor, the Master Servicer, the Special Servicer, the Custodian or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section 2.3 that materially and adversely affects the

Certificateholders, the Master Servicer, the Special Servicer, the Custodian, the Trustee or the party discovering such breach shall give prompt written notice to the other parties.

          (d) Pursuant to Section 2.1, the Depositor has hereby assigned, transferred and conveyed to the Trustee the Depositor's rights under the Transfer Agreement, including without limitation, the representations, warranties and covenants of the Originator therein, together with all rights of the Depositor to require the Originator to cure any breach thereof or, at its option, either (i) to repurchase any affected Mortgage Loan or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute a new mortgage loan for such Mortgage Loan, in either case, in the manner described in the Transfer Agreement. The Master Servicer shall enforce such obligation of the Originator. Any such cure, repurchase or substitution shall be made in a manner consistent with the REMIC Provisions and shall not result in the imposition of any tax upon either the Upper-Tier or Lower-Tier REMIC. The Repurchase Price with respect to any repurchase described in this paragraph and the substitute principal balance, if any, plus accrued interest thereon and the other amounts referred to in Section 2.2(d), shall be deposited in the Collection Account. It is understood and agreed that the obligation of the Originator to repurchase or substitute for any Mortgage Loan or property as to which a repurchase or substitution event has occurred and is continuing shall constitute the sole remedy respecting such event available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Fund hereunder.

          SECTION 2.4 Execution and Delivery of Certificates; Issuance of Uncertified Lower-Tier Interests.
                       ---------------------------------------------------

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to the Custodian on its behalf, subject to the provisions of Section 2.1 and Section 2.2, and, concurrently with such delivery, (i) acknowledges the issuance of the uncertificated Lower-Tier Interests to the Depositor in exchange for the Mortgage Loans and all other assets included in the definition of the "Lower-Tier REMIC," receipt of which is hereby acknowledged, and hereby declares that it holds the Lower-Tier Interests (other than the Class LR Certificates) on behalf of the Upper-Tier

REMIC and Certificateholders (other than the holders of Class LR Certificates), and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Lower-Tier Interests (other than the Class LR Certificates), the Certificates (other than the Class LR Certificates) in authorized denominations which, together with the Class LR Certificates, evidence ownership of the entire Trust Fund.

          SECTION 2.5 Representations, Warranties and Covenants of the Master Servicer.
                        -------------------------------------------------------

          (a) The Master Servicer hereby represents, warrants and covenants that as of the Closing Date:

               (i) the Master Servicer (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of California and (B) is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

               (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's articles of incorporation or by-laws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its material assets;

               (iii) this Agreement, assuming due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally or of creditors of savings or banking institutions the accounts of which are insured by the FDIC and by general principles of equity including principles of commercial reasonableness, good faith, independence and fair dealing (regardless of whether such enforcement is considered in a proceeding in equity or at law);

               (iv) the Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation could reasonably be expected to have consequences that would materially adversely affect the performance of its duties hereunder;

               (v) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into or performing its obligations in any material respect under this Agreement; and

               (vi) the Master Servicer has examined each existing, and will examine each future, subservicing agreement to which it is or becomes a party and is, or will be, familiar with the terms thereof; the Master Servicer will require each designated subservicer and the terms of each subservicing agreement to which it is a party to comply with the provisions of this Agreement; and the terms of any such subservicing agreement will not be inconsistent in any material respect with any of the provisions of this Agreement.

          (b) It is understood and agreed that the representations and warranties set forth in this Section 2.5 shall survive delivery of the respective Mortgage Files to the Trustee or to the Custodian, as the case may be, until the termination of this Agreement, and shall inure to the benefit of the Trustee and the Depositor. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section 2.5, the party discovering such breach, unless such breach is susceptible to cure with no adverse effects on the Certificateholders, shall give prompt written notice to the other parties.

          (c) Within 90 days of the earlier of its discovery or its receipt of notice of breach of the representation and warranty contained in clause
(a)(i)(B) above, the Master Servicer shall cure such breach in all material respects; provided, however, that if the Master Servicer is diligently
          --------  -------
attempting to cure such breach and is unable to do so within 90 days for reasons beyond its control, the 90-day period shall be extended for so long as the Master Servicer is diligently attempting to cure such breach in accordance with the provisions of this Section but, in no event, shall such extended period exceed an additional 90 days or have a material adverse effect on Certificateholders. If the Master Servicer does not or cannot cure such breach within the applicable period, it shall, consistent with Section 3.1, appoint a subservicer that is in compliance with the laws of the requisite states and vest in such entity such rights, powers, duties or obligations as are necessary under this Agreement to permit enforcement of each affected Mortgage Loan. In the event of any such extension, on or before the expiration of the initial 90-day period, the Master Servicer shall provide an Officer's Certificate to the Trustee setting forth the efforts being taken to cure such breach. If the Master Servicer fails to cure a breach of the representation and warranty contained in clause (a)(i)(B) above or appoint a subservicer within the applicable cure period, as such period may be extended pursuant to this paragraph, such failure shall constitute an Event of Default under Section 7.1 hereof.

          SECTION 2.6 Representations, Warranties and Covenants of the Special Servicer.
                       --------------------------------------------------------

          (a) Each Special Servicer, hereby represents, warrants and covenants that as of the Closing Date or by the date it is appointed Special Servicer, as the case may be:

               (i) it (A) is a corporation organized, validly existing and in good standing under the laws of the state of its incorporation and (B) is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

               (ii) the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not violate its charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

             (iii) this Agreement, assuming due authorization, execution and delivery by each other party hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally or of creditors of savings or banking institutions the accounts of which are insured by the FDIC and by general principles of equity including principles of commercial reasonableness, good faith, independence and fair dealing (regardless of whether such enforcement is considered in a proceeding in equity or at law);

               (iv) it is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation could reasonably be expected to have consequences that would materially affect the performance of its duties hereunder;

               (v) no litigation is pending or, to the best of its knowledge, threatened against it which would prohibit its entering into or performing its obligations under this Agreement; and

               (vi) it has examined and will examine each subservicing agreement to which it becomes a party and will be familiar with the terms thereof; it will require each designated subservicer and the terms of each subservicing agreement to which it becomes a party to comply with the provisions of Section 3.1; and the terms of any such subservicing agreement will not be inconsistent with any of the provisions of this Agreement.

          (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Trustee or to the Custodian until the termination of this Agreement, and shall inure to the benefit of the Trustee and the Depositor. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or a Responsible Officer of the Trustee (or, if earlier, upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section 2.6, the party discovering such breach shall give prompt written notice to the other parties.

          (c) Within 90 days of the earlier of its discovery or its receipt of notice of breach of the representation and warranty contained in clause
(a)(i)(B) above, the Special Servicer shall cure such breach in all material respects; provided, however, that if the Special Servicer is diligently
          --------  -------
attempting to cure such breach and is unable to do so within 90 days for reasons beyond its control, the 90-day period shall be extended for so long as the Special Servicer is diligently attempting to cure such breach in accordance with the provisions of this Section but, in no event, shall such extended period exceed an additional 90 days or have a material adverse effect on Certificateholders. If the Special Servicer does not or cannot cure such breach within the applicable period, it shall, consistent with Section 3.1, appoint a subservicer that is in compliance with the laws of the requisite states and vest in such entity such rights, powers, duties or obligations as are necessary under this Agreement to permit enforcement of each affected Mortgage Loan. In the event of any such extension, on or before the expiration of the initial 90-day period, the Special Servicer shall provide an Officer's Certificate to the Trustee and the Master Servicer setting forth the efforts being taken to cure such breach. If the Special Servicer fails to cure a breach of the representation and warranty contained in clause (a)(i)(B) above or appoint a subservicer within the applicable cure period, as such period may be extended pursuant to this paragraph, such failure shall constitute an Event of Default under Section 7.1 hereof.

          SECTION 2.7 [RESERVED]
                      ----------

          SECTION 2.8 Miscellaneous REMIC Provisions.
                      -------------------------------

          (a) The Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1 and Class X-2 Certificates are hereby designated "regular interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(1) of the Code, and the Class R Certificates are hereby designated the single class of "residual interest" in the Upper-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Class AL Interest, Class BL Interest, Class CL Interest, Class DL Interest, Class EL Interest, Class FL Interest, Class GL Interest, Class AR-L Interest and Class X-1L Interest are hereby designated "regular interests" in the

Lower-Tier REMIC within the meaning of Section 860G(a)(l) of the Code and the Class LR Certificates are hereby designated the single class of "residual interest" in the Lower-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Closing Date is hereby designated as the "Startup Day" of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1 and Class X-2 Certificates and the Class AL Interest, Class BL Interest, Class CL Interest, Class DL Interest, Class EL Interest, Class FL Interest, Class GL Interest, Class AR-L Interest and Class X-1L Interest for purposes of Code Section 860G(a)(1) is two (2) years following the Final Scheduled Distribution Date. If not previously paid, all amounts owing on the Certificates shall be due and payable on the "latest possible maturity date."

          (b) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each of the Upper-Tier REMIC and Lower-Tier REMIC on a calendar year and on an accrual basis.

          (c) None of the Originator, the Depositor, the Trustee, the Special Servicer, nor the Master Servicer shall enter into any arrangement by which the Upper-Tier REMIC or Lower-Tier REMIC will receive a fee or other compensation for services other than as specifically contemplated herein.

          SECTION 2.9 Transfer Agreement.
                      ---------------------------------

          Concurrently with the execution and delivery of this Agreement, the Depositor and the Originator have entered into the Transfer Agreement. The rights of the Depositor under the Transfer Agreement have been assigned by the Depositor to the Trustee pursuant to Section 2.1 hereof.

          In the event that the Originator fails to perform its obligations under the Transfer Agreement, the Trustee shall enforce its rights, as assignee of the Depositor, against the Originator under the terms of the Transfer Agreement to require the repurchase or replacement of the applicable Mortgage Loan. There shall be no recourse to the Depositor for any such failure by the Originator.

                                  ARTICLE III

                      ADMINISTRATION AND SERVICING OF THE
                                 MORTGAGE LOANS

          SECTION 3.1 Master Servicer to Act as Master Servicer; Special Servicer to Act as Special Servicer; Administration of the Mortgage Loans.
                         ------------------------------------------------------

          (a) Each of the Master Servicer and the Special Servicer, as independent contract servicers, shall service and administer the Mortgage Loans and REO Properties it is obligated to service pursuant to this Agreement on behalf of the Trust Fund solely in the best interests of and for the benefit of the Certificateholders (as determined by each of the Master Servicer or the Special Servicer, as the case may be, in its reasonable judgment, without taking into account any differing payment priorities among the Classes of Certificates) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the case of the Master Servicer, in the same manner in which, and with the same care, skill, prudence and diligence with which, it generally services and administers similar mortgage loans for other portfolios or held in its own portfolios, whichever servicing procedure is of a higher standard, and, in the case of the Special Servicer, in the same manner in which, and with the same care, skill, prudence and diligence with which, it generally manages similar assets for other portfolios or held in its own portfolios, whichever servicing procedure is of a higher standard, and, in each case, taking into account its other obligations hereunder, but without regard to:

          (i) any relationship that the Master Servicer, or the Special Servicer, any other subservicer or any Affiliate of the Master Servicer or the Special Servicer or any subservicer may have with the related Borrower;

          (ii) the ownership of any Certificate by the Master Servicer, the Special Servicer or any subservicer or any Affiliate of the Master Servicer, the Special Servicer or any other subservicer;

                                     III-1

          (iii) the Master Servicer's, the Special Servicer's or any subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction; or

          (iv) the ownership, or servicing or management for others, by the Master Servicer or the Special Servicer or any other subservicer, of any other mortgage loans or property.

Notwithstanding the foregoing, the Master Servicer shall be responsible to perform all obligations of any subservicer to the extent not performed by such subservicer. In addition, the Trustee shall have the power to remove and replace the Special Servicer in the event of a breach by the Special Servicer of any of its related obligations hereunder. In the event that the Master Servicer or the Special Servicer believes that it is unable to comply with the requirements of this Section 3.1(a) with respect to any particular Mortgage Loan or REO Property as a result of one or more of the factors described in the foregoing clauses (i) through (iv), it may enter into a subservicing agreement pursuant to Section 3.1(b) pursuant to which a subservicer shall perform its duties with respect to such Mortgage Loan or REO Property. In such event, so long as such subservicer performs such duties on behalf of the Master Servicer or Special Servicer, as applicable, in accordance with the requirements of this
Section 3.1(a), then the Master Servicer or Special Servicer shall be deemed to be in compliance therewith.

        Without limiting the foregoing, subject to Section 3.21, the applicable Special Servicer shall only be obligated to service and administer those Mortgage Loans or REO Account Properties, as the case may be, as to which a Servicing Transfer Event has occurred and is continuing (collectively, the "Specially Serviced Mortgage Loans"), including any REO Properties related thereto, but the Master Servicer shall be required to continue to make all calculations and prepare all reports required hereunder with respect to such Specially Serviced Mortgage Loans as if no Servicing Transfer Event had occurred and to render such incidental services with respect to such Specially Serviced Mortgage Loans as are specifically provided for herein; provided however, the
                                                        -------- -------
Master Servicer shall be required to do so only if the Special Servicer provides the

                                     III-2

Master Servicer with such information and assistance as is required by the Master Servicer to enable it to perform its obligations pursuant to this sentence. The Special Servicer hereby agrees to furnish such information and assistance to the Master Servicer. Each Mortgage Loan that becomes a Specially Serviced Mortgage Loan shall continue as such until satisfaction of the conditions specified in Section 3.21(a). The Master Servicer shall not be required to initiate extraordinary collection procedures or legal proceedings with respect to any Mortgage Loan or to undertake any pre-foreclosure procedures (including, without limitation, ordering an Environmental Assessment with respect to any Mortgage Loan). To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement, the Master Servicer and the Special Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Notes; provided, however,
                                                          --------  -------
that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Special Servicer of the collectibility of the Mortgage Loans. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Master Servicer and the Special Servicer shall have full power and authority, acting alone or through subservicers (subject to paragraph (c) of this Section 3.1 and to Section 3.2), to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer and the Special Servicer may, and each is hereby authorized and empowered by the Trustee to, with respect to each Mortgage Loan it is obligated to service pursuant to this Agreement, prepare, execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, at the expense of the Trust Fund, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; and subject to Section 3.20 and the REMIC Provisions, modifications, waivers, consents, amendments or consents to or with respect to any documents contained in the related Mortgage File; substitutions of collateral and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties if, in its reasonable judgment, such action is in the best interests of the Certificateholders

                                     III-3
in accordance with, or is required by, this Agreement. The Master Servicer shall service and administer the Mortgage Loans it is obligated to service pursuant to this Agreement and the applicable Special Servicer shall service and administer the Mortgage Loans it is obligated to service pursuant to this Agreement, in accordance with applicable law and shall provide to the Borrowers any reports required to be provided to them thereby. Subject to Section 3.11, the Trustee shall, upon the receipt of a written request of a Servicing Officer of the Master Servicer or a Special Servicer Officer, execute and deliver to the Master Servicer or the Special Servicer any powers of attorney and other documents prepared by the Master Servicer or the Special Servicer and necessary or appropriate (as certified in such written request) to enable the Master Servicer or the Special Servicer to carry out its servicing and administrative duties hereunder.

        Prior to the institution of any proceeding or undertaking of any other action by the Master Servicer or Special Servicer in the name of the Trustee in any state, the Master Servicer or Special Servicer, as the case may be, shall notify the Trustee in writing and not undertake any such action or institute any such proceeding until being notified in writing by the Trustee that such action or undertaking will not adversely affect the Trustee under such state's "doing business" or tax laws. If the Trustee is so adversely affected, the Trustee will appoint a co-trustee in whose name such action or undertaking will be taken, and the cost of such co-trustee will be an expense of the Trust Fund to the extent such cost is an "unanticipated expense" as such term is defined in
Section 1.860 G-1(b)(3)(ii) of the Code, and in all other situations shall be paid by the Trustee out of its own funds.

        (b) The Trustee hereby acknowledges and accepts that the Master Servicer and the Special Servicer may each enter into subservicing agreements with third parties with respect to any of their respective obligations hereunder, provided that (1) any such agreement shall be consistent with the provisions of this Agreement in all material respects, (2) no subservicer retained by the Master Servicer or the Special Servicer shall grant any material modification, waiver, consent or amendment to any Mortgage Loan unless such modification, waiver, consent, or amendment would be permitted by this Agreement to be made by the Special Servicer pursuant to Section 3.20 and the REMIC

                                     III-4

Provisions and the subservicer obtains the approval of the Special Servicer or such modification waiver, consent or amendment of any Mortgage Loan would not have a material adverse effect on the Certificateholders and (3) any subservicer retained by the Special Servicer shall be subject to the approval of the Master Servicer, which approval shall not be unreasonably withheld.

        Any subservicing agreement entered into by the Master Servicer or the Special Servicer shall provide (1) that it may be assumed or terminated by the Trustee if it has assumed the duties of the Master Servicer or the Special Servicer or any successor Master Servicer or successor Special Servicer, as the case may be, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by such party of the obligations of the Master Servicer or the Special Servicer, as the case may be, pursuant to Section
7.2 and (2) in the case of an agreement entered into by the Special Servicer, that it shall relate to Mortgage Loans only for so long as they are Specially Serviced Mortgage Loans.

        Any subservicing agreement, and any other transactions or services relating to the Mortgage Loans involving a subservicer, shall be deemed to be between the Master Servicer or the Special Servicer, as applicable, and such subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer; and no such agreement shall relieve the Master Servicer or the Special Servicer of any of its obligations pursuant to this Agreement. Any subservicing agreement entered into by the Master Servicer or the Special Servicer after the Closing Date shall require, in addition to the provisions contained in this subsection (b), that:

        (1) the subservicer deposit to the Collection Account only those amounts which are monies collected by the subservicer with respect to the Mortgage Loans serviced under the subservicing agreement and any investment earnings on such deposited amounts;

        (2) the subservicer remit to the Master Servicer, or Special Servicer, as applicable, not later than three Business Days after receipt thereof if such funds are held in an Eligible Account and one Business Day

                                     III-5
after receipt thereof if such funds are not held in an Eligible Account, but in no case later than two Business Days before the Master Servicer Remittance Date of all Principal Prepayments, Balloon Prepayments and all other collections required to be submitted pursuant to this Agreement, to the Collection Account and all other collections described above; and

        (3) if any subservicer fails to remit to the Master Servicer or Special Servicer, as applicable, any collection required to be remitted, such subservicer shall pay interest at the Advance Rate on the amounts not remitted.

        (c) If the Trustee or any successor Master Servicer or Special Servicer assumes the obligations of the Master Servicer or the Special Servicer in accordance with Section 7.2, the Trustee or such successor, to the extent necessary to permit the Trustee or such successor to carry out the provisions of
Section 7.2, shall, without act or deed on the part of the Trustee or such successor, succeed to all of the rights and obligations of the Master Servicer or the Special Servicer, as applicable, under any subservicing agreement entered into pursuant to Section 3.1(b). In such event, the Trustee or the successor Master Servicer or Special Servicer shall be deemed to have assumed all of the Master Servicer's or the Special Servicer's interest therein and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the Trustee or such successor Master Servicer or Special Servicer, except that the Master Servicer or the Special Servicer, as applicable, shall not have any liability or obligation under such subservicing agreement in respect of events that occur after such succession unless so provided in such subservicing agreement or unless such events arise out of actions or events that occurred prior to such succession.

        In the event that the Trustee or any successor Master Servicer or Special Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, upon request of the Trustee or such successor, the Master Servicer or the Special Servicer, as applicable, shall at its own expense deliver to the Trustee or such successor (as the case may be) all documents and records relating to

                                     III-6
any subservicing agreement and the Mortgage Loans and REO Properties then being serviced thereunder and an accounting of amounts collected and held by it, if any, and will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the Trustee or the successor Master Servicer or Special Servicer, as applicable.

        (d) If the Master Servicer or Special Servicer, as the case may be, determines with respect to any Mortgaged Property that the expenditure of funds by the Borrower for repair or replacement costs with respect thereto is reasonably likely to cause a payment default under the related Mortgage Loan, the Master Servicer may (but is not obligated to) advance the cost of such repair or replacement to or for the benefit of the Borrower on terms determined to be reasonable under the circumstances by the Master Servicer if, prior to making any such advance, the Master Servicer (i) determines that such advance is not a Nonrecoverable Advance and is reasonably likely to produce a greater recovery on a present value basis than a modification, amendment or waiver with respect to the terms of such Mortgage Loan or the liquidation of such Mortgage Loan in the event of such a payment default and (ii) delivers to the Trustee an Opinion of Counsel, which shall be obtained at the expense of the Master Servicer, and may be applicable to more than one transaction or generally to a class or classes of transactions described therein, to the effect that such advance will not cause (A) a loss of REMIC status with respect to either the Upper-Tier REMIC or Lower-Tier REMIC or (B) the Upper-Tier REMIC or Lower-Tier REMIC to be subject to any tax under the REMIC Provisions or equivalent provisions of federal, state, local law or ordinance. Any such advance shall be a Servicing Advance. Any such advance by the Master Servicer plus interest thereon at the Advance Rate shall be reimbursed from (1) future payments and collections on the related Mortgage Loan (or the related Mortgaged Property) and
(2) upon a determination that any such advance is a Nonrecoverable Advance, from any amounts on deposit in the Collection Account. The Master Servicer shall have no liability to the Trust Fund, the Certificateholders or any other Person if its analysis and determination that such advance is reasonably likely to produce a greater recovery on a present value basis than a modification, waiver or amendment or liquidation proves to be wrong or incorrect,

                                     III-7
so long as such analysis and determination was made in the reasonable business judgment of the Master Servicer.

        (e) The Special Servicer shall use its best efforts to collect operating statements with respect to each Mortgaged Property on an annual basis (to the extent required to be delivered pursuant to the terms of the related Mortgage Loan documents). In addition, in the event of the existence of a transfer and repurchase event set forth in Section 4.1(b) of the Transfer Agreement relating to Disqualifying Conditions, the Special Servicer shall deliver an Environmental Assessment at the expense of the Trust Fund and the Master Servicer and the Special Servicer shall deliver such certifications as are required under the Transfer Agreement.

        (f) The Master Servicer, on behalf of the Trustee, shall not accept any Principal Prepayment from a Borrower, if pursuant to the terms of the related Mortgage Loan, the mortgagee's prior consent to such Principal Prepayment is a prerequisite for the acceptance of such Principal Prepayment.

        SECTION 3.2  Liability of the Master Servicer and the Special Servicer.
                     ----------------------------------------------------------

        Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or the Special Servicer, as applicable, and any other Person acting as subservicer (or its agents or subcontractors) or any reference to actions taken through the Depositor or any other Person acting as subservicer or otherwise, each of the Master Servicer or the Special Servicer, as applicable, shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans it is obligated to service and administer pursuant to this Agreement in accordance with the provisions of
Section 3.1 without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Depositor or any other Person acting as subservicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Master Servicer or the Special Servicer, as applicable, alone were servicing and administering such Mortgage Loans; provided, however, that neither the
                                       --------  -------
Master Servicer nor the

                                     III-8

Special Servicer shall be liable for any action taken that is not solely in the best interests of the Certificateholders as a result of the existence or occurrence of one or more of the factors described in clauses (i) through (iv) of the first paragraph of Section 3.1(a) if (1) such action is taken by a subservicer appointed by it with due care pursuant to the last sentence of such first paragraph and in accordance with the requirements of Section 3.1(c) and
(2) each Rating Agency shall have confirmed in writing that the appointment of such subservicer will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates. The Master Servicer and the Special Servicer shall each be entitled to enter into an agreement with any subservicer providing for indemnification of the Master Servicer or the Special Servicer, as applicable, by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement and no such indemnification shall be payable from amounts collected with respect to the assets of the Trust Fund being subserviced thereunder. For purposes of this section, payments made to and collections received by subservicers with respect to a Mortgage Loan or a REO Property shall be deemed to be received by the Master Servicer and the Special Servicer, as applicable, when such payments and collections are received by the related subservicer and the Master Servicer or the Special Servicer, as applicable, shall remain liable for such payments and collections, notwithstanding the fact that such payments and collections are not remitted to the Master Servicer or the Special Servicer, as applicable.

        It is acknowledged by the parties hereto that the Master Servicer has been retained as contract servicer only, that the Master Servicer did not originate or re-underwrite the Mortgage Loans, and that all information available to the Master Servicer regarding the Mortgage Loans has been supplied by the Originator or by others at the direction of the Originator. As a consequence of the foregoing, the Master Servicer shall not be liable to the Trust, the Depositor, or any Certificateholder for any loss resulting from any deficiency or inaccuracies in the Mortgage Files as of the Cut-Off Date or in any other information supplied to the Master Servicer.

                                     III-9

        SECTION 3.3  Collection of Certain Mortgage Loan Payments.
                     ---------------------------------------------

        Each of the Master Servicer and the Special Servicer shall, in accordance with the servicing standard set forth in Section 3.1(a), collect all payments called for under the terms and provisions of the Mortgage Loans that it is obligated to service hereunder, and shall follow such collection procedures as it generally would follow with respect to mortgage loans comparable to the Mortgage Loans and held in other portfolios or in its own portfolio, whichever servicing procedure is of a higher standard, so long as such collection procedures are in accordance with commercially reasonable standards and the applicable Mortgage Loan documents, including with respect to the Special Servicer using its best efforts to collect income statements and rent rolls from Borrowers. Consistent with the foregoing, the Master Servicer and the Special Servicer may each in its discretion waive any late payment or assumption or modification charge or penalty interest in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan which the Master Servicer or Special Servicer, respectively, is obligated to service hereunder, but only to the extent that such waiver would not adversely affect the REMIC status of the Upper-Tier REMIC or the Lower-Tier REMIC, or result in the imposition of any tax upon either the Upper-Tier or Lower-Tier REMIC under the REMIC Provisions or any similar provisions of federal, state or local tax laws, as evidenced by an Opinion of Counsel obtained at the expense of the Borrower requesting such waiver. All payments actually made shall be applied first to the Monthly Payment and any overdue Monthly Payments. The Master Servicer, on behalf of the Trustee, shall withhold any consent required to be obtained by a Borrower from the mortgagee pursuant to the related Mortgage Loan prior to making any partial or full Principal Prepayment thereunder.

        In the event that, during the three month period ending on the Maturity Date, the related Borrower indicates an inability to pay such Balloon Payment on or before the Maturity Date thereof, the Master Servicer may determine that a Servicing Transfer Event as described in clause (i) of the definition thereof has occurred if, in connection with such determination, the Master Servicer determines, in

                                     III-10
its reasonable business judgment, that a payment default on the Mortgage Loan is imminent.

        SECTION 3.4  Payment of Taxes, Assessments and Similar Items.
                     ------------------------------------------------

          (a) With respect to each Mortgage Loan other than an REO Account Mortgage Loan, the Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto.
With respect to each REO Account Mortgage Loan, the Special Servicer shall maintain accurate records reflecting the status of taxes, assessments and other similar items that are or may become a lien on the related REO Account Property and the status of insurance premiums payable with respect thereto (and copies of such items shall be forwarded to the Master Servicer). From time to time, the Master Servicer (with respect to Mortgaged Properties other than REO Account Properties) or the Special Servicer (with respect to REO Account Properties) shall use its best efforts to (i) obtain all bills for the payment of such items (including renewal premiums) and (ii) effect payment of all such bills with respect to such Mortgaged Properties prior to the applicable penalty or termination date. With respect to any Mortgage Loans other than REO Account Mortgage Loans, the Master Servicer shall promptly notify the Special Servicer of any failure by the related Borrower to make such payments as they first become due. If a Borrower fails to make any such payment on a timely basis the Master Servicer shall make a Servicing Advance in the amount of such shortfall unless the Master Servicer makes a determination, in its reasonable business judgment, that such advance, if made, would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of the Advances made pursuant to the preceding sentence plus Advance Interest thereon. Such Servicing Advance shall be recovered (i) from future payments and collections with respect to the related Mortgage Loan or REO Account Property or (ii) upon a determination that any such advance is a Nonrecoverable Advance, from any amounts on deposit in the Collection Account.

        No costs incurred by the Special Servicer in effecting the payment of taxes, insurance premiums and

                                     III-11
assessments on the Mortgaged Properties shall be included in the Principal Amount of the related Mortgage Loan for purposes of calculating distributions to Certificateholders.

         SECTION 3.5 Collection Account, Distribution Account and Upper-Tier Distribution Account.
                      -------------------------------------------------------

          (a) The Master Servicer shall establish and maintain the Collection Account in the name of the Trustee in trust for the benefit of the Certificateholders. The Collection Account shall be established and maintained as an Eligible Account. The Master Servicer shall deposit into the Collection Account, on a daily basis, or as otherwise required hereunder, and as and when received, the following payments and collections received or made by it on or with respect to the Mortgage Loans, other than payments, if any, in respect of principal and interest on the Mortgage Loans that are not assigned to the Trustee pursuant to Section 2.1:

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans other than amounts payable to the Master Servicer or Special Servicer pursuant to Section 3.12 hereof;

          (iii)  all Insurance Proceeds and Liquidation Proceeds;

          (iv) any amounts required to be deposited pursuant to Section 3.17(d) in connection with any REO Account Property or other Mortgaged Property;

          (v) any amounts received upon the sale or other disposition of any real or personal property acquired upon the enforcement of the rights of the Trustee relating to a Mortgage Loan or under any guaranty relating to a Mortgage Loan;

                                     III-12

          (vi) any amounts received from Borrowers which represent recoveries of (x) Servicing Advances and Advance Interest or (y) payments of taxes, insurance premiums, assessments and other payments made pursuant to Section 3.4;

          (vii)   all Prepayment Premiums; and

          (viii)  all Prepayment Interest Excess.

        All such amounts shall be transferred by the Master Servicer in immediately available funds to the Collection Account not later than the earlier of (i) one Business Day after receipt by the Master Servicer and (ii) the day preceding each Master Servicer Remittance Date. The foregoing requirements for deposits in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of assumption or substitution fees and modification fees with respect to all Mortgage Loans shall not be deposited in the Collection Account by the Master Servicer and shall not be deposited in the REO Account by the Special Servicer, and, in each case to the extent permitted by applicable law and
Section 3.12, the Master Servicer and the Special Servicer shall be entitled to retain any such charges and fees received with respect to such Mortgage Loans. In the event that the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

        Upon receipt of any of the foregoing amounts with respect to any Specially Serviced Mortgage Loans other than REO Account Mortgage Loans, the Special Servicer shall immediately remit such amounts to the Master Servicer for deposit into the Collection Account in accordance with the second preceding paragraph. Such amounts received with respect to any REO Account Mortgage Loans will be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Collection Account pursuant to Section 3.17.

        With respect to any such amounts required to be remitted to the Master Servicer that are paid by check to the order of the Special Servicer, the Special Servicer

                                     III-13
shall endorse such check to the order of the Master Servicer and shall promptly deliver any such check to the Master Servicer by overnight courier or comply with other reasonable instructions of the Master Servicer with respect thereto.

        (b) The Paying Agent shall establish and maintain the Distribution Account in the name of the Trustee in trust for the benefit of the Lower-Tier Certificateholders. The Paying Agent shall also establish and maintain the Upper-Tier Distribution Account in the name of the Trustee in trust for the benefit of the Certificateholders, which shall be a separate trust account. The Distribution Account and the Upper-Tier Distribution Account shall be established and maintained as Eligible Accounts. With respect to each Distribution Date, the Master Servicer shall deposit into the Distribution Account on or before the related Master Servicer Remittance Date an aggregate amount of immediately available funds equal to the Available Funds for such Distribution Date. In addition, on or prior to the related Master Servicer Remittance Date, the Master Servicer shall deposit in the Distribution Account any P&I Advances required pursuant to Section 3.22 to be so deposited prior to the related Distribution Date. The Trustee shall notify the Master Servicer by 5:00pm Central time on the Master Servicer Remittance Date in the event the Trustee has not yet received such available funds and/or P&I Advances. The Paying Agent shall make deposits and withdrawals from the Upper-Tier Distribution Account pursuant to Section 4.2(b). In the event that the Master Servicer or the Special Servicer, as applicable, fails to deliver such amounts as required, the Master Servicer or the Special Servicer, as applicable, shall deliver to the Trustee and the Fiscal Agent (and the Master Servicer in the case of the Special Servicer) a written statement describing, on a Mortgage Loan by Mortgage Loan basis, the amounts required pursuant to Section 3.22 to be so delivered.

        (c) Funds in the Collection Account, Distribution Account or Upper-Tier Distribution Account may be invested in Permitted Investments in accordance with the provisions of Section 3.7. The Master Servicer shall give written notice to the Trustee and the Special Servicer of the location and account number of the Collection Account and shall notify the Trustee in writing prior to any subsequent change thereof.

                                     III-14

        SECTION 3.6  Permitted Withdrawals from the Collection Account.
                     --------------------------------------------------

        The Master Servicer may make withdrawals from the Collection Account only as described below (the order set forth below not constituting an order of priority for such withdrawals):

        (i)    to pay to the Trustee, the Trustee's Fee;

        (ii) to transfer on or before each Master Servicer Remittance Date to the Lower-Tier Distribution Account, the amount required to be deposited in the Distribution Account pursuant to Section 3.5(a);

        (iii) to pay or reimburse (a) the Trustee, the Fiscal Agent or the Master Servicer, for Advances other than P&I Advances, together with Advance Interest thereon, to the extent and at the time payable or reimbursable pursuant to this Agreement and (b) the Trustee for expenses, disbursements and advances pursuant to
               Section 8.5(b) of this Agreement;

        (iv) on each Determination Date to reimburse the Trustee, the Fiscal Agent or the Master Servicer, for unreimbursed P&I Advances in accordance with the provisions of Section 3.22 together with interest thereon at the Advance Rate to the extent provided in that Section;

        (v) to pay on each Determination Date (a) to the Master Servicer, the aggregate unpaid Servicing Fees in respect of the immediately preceding Due Period; (b) to the Special Servicer, the Basic Fee and the aggregate unpaid Workout Fee in respect of such Due Period (but only out of collections on and proceeds of the related Mortgage Loans and REO Properties); and (c) to the Master Servicer and the Special Servicer, any unpaid Servicing Fees, Workout Fees in respect of any prior Due Period plus interest thereon at the Advance Rate;

                                     III-15

        (vi) to pay on or before each Determination Date to the Originator, the Master Servicer or the Special Servicer, as the case may be, with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased from the Trust Fund pursuant to Section 2.2, 2.3(d), 3.18, 4.6(b) or 9.1, all amounts received thereon during the immediately preceding Prepayment Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

        (vii) at the direction of the Trustee to pay the expenses of the Trust Fund as specified herein and not otherwise provided for in this Section 3.6 and to pay, only from amounts otherwise distributable to Holders of Class R or Class LR Certificates, as the case may be, any federal, state or local taxes imposed on the Upper-Tier REMIC or Lower-Tier REMIC, respectively, pursuant to
               Section 4.6;

        (viii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein, including Prepayment Premiums, late fees and any other penalties or charges to be retained by the Depositor;

        (ix)   to the extent not reimbursed pursuant to any other clause of this
               Section 3.6, to reimburse the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer for any expenses or other amounts reimbursable or payable to them under this Agreement, together with interest thereon to the extent provided in this Agreement;

        (x) to clear and terminate the Collection Account pursuant to Section 9.1.; and

        (xi)   to make other payments authorized by this Agreement.

        The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan

                                     III-16
basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses (ii), (iii), (v) and (viii) above.

        The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) or the Trustee from the Collection Account amounts permitted to be paid to the Special Servicer or the Trustee therefrom promptly upon receipt of a certificate of a Special Servicer Officer or a Responsible Officer of the Trustee, as the case may be, describing the item and amount to which the Special Servicer or the Trustee, as the case may be, is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. Each of the Special Servicer and the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any request made by it for any withdrawal from the Collection Account.

        The Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the payment of the Servicing Fee, the Trustee Fee, the Basic Fee `and the Workout Fee, for the reimbursement of P&I Advances and Servicing Advances plus interest thereon at the Advance Rate, in each case to the extent such advances are determined to be Nonrecoverable Advances, and for reimbursement of their respective expenses hereunder (plus interest thereon to the extent provided in this Agreement) to the extent such expenses are to be reimbursed from amounts on deposit in the Collection Account pursuant to this Agreement (and to have such amounts paid directly to third party contractors for any invoices approved by the Trustee, the Master Servicer or the Special Servicer, as applicable).

                                     III-17

        SECTION 3.7 Investment of Funds in the Collection Account, REO Account, the Distribution Account and the Upper-Tier Distribution Account.
                     -----------------------------------------------------------

        (a) The Master Servicer may direct any depository institution maintaining the Collection Account, REO Account, the Distribution Account or the Upper-Tier Distribution Account (each, for purposes of this Section 3.7, an "Investment Account") to invest the funds in such Investment Account in one or more Permitted Investments that mature no later than the Business Day preceding the date on which such funds are required to be withdrawn from such Investment Account pursuant to this Agreement. Any direction by the Master Servicer to invest funds on deposit in an Investment Account shall be in writing and shall certify that the requested investment is a Permitted Investment which matures at or prior to the time required hereby. All such Permitted Investments shall be held to maturity, unless payable, without penalty, on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee or its agent, initially LaSalle National Bank, shall have sole control (except with respect to investment direction) over each such investment and, subject to
Section 3.7(b), the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, initially LaSalle National Bank together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Paying Agent (in the case of the Distribution Account and the Upper-Tier Distribution Account), the Master Servicer (in the case of the Collection Account) or the Special Servicer (in the case of the REO Account) shall:

               (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date

                                     III-18
     in order to make the distributions required by this Agreement; and

               (y) consistent with any notice requirements thereunder, demand payment of all amounts due thereunder promptly upon determination by the Paying Agent (in the case of the Distribution Account and the Upper-Tier Distribution Account) or the Master Servicer (in the case of the Collection Account) or the Special Servicer (in the case of the REO Account) that such Permitted Investment no longer constitutes a Permitted Investment.

        (b) All net income and gain realized from investment of funds in Permitted Investments deposited in the REO Account, the Distribution Account, the Upper-Tier Distribution Account and the Collection Account shall be for the benefit of the Trust Fund, and all losses from any such investments shall be borne by the Trust Fund.

        (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may (and, subject to Sections 8.1 and 8.2(a)(iii), upon the request of Holders of Certificates representing at least 51% of the Voting Rights of any Class, shall) take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings; provided, however, that if such default occurs in
                         --------  -------
respect of a Permitted Investment under which the Trustee, in its corporate capacity, is the obligor, the Trustee shall take no such action and the Master Servicer shall be entitled to take such action as the Trustee would otherwise be entitled to take pursuant to this Section 3.7(c). The Trustee or the Master Servicer, as applicable, shall be entitled to reimbursement from the Trust Fund for all costs and expenses incurred by it in the performance of its duties under this subsection (c) promptly following its request therefor in the form of a certificate of a Responsible Officer or Servicing Officer, as applicable, describing such cost or expense and the amount thereof.

                                     III-19

        SECTION 3.8 Maintenance of Insurance Policies and Errors and Omissions and Fidelity Coverage.
                     ----------------------------------------------------------

        (a) The Master Servicer on behalf of the Trust Fund shall maintain or cause the related Borrower to maintain for each Mortgage Loan (other than REO Mortgage Loans) fire and hazard insurance with extended coverage on the related Mortgaged Property with a Qualified Insurer in an amount which is at least equal to the lesser of the then current Principal Balance of such Mortgage Loan and the replacement cost of the improvements which are a part of such property, but only to the extent such insurance is required to be maintained by the Borrower pursuant to the terms of such Mortgage Loan or such Mortgage Loan permits the mortgagee to require the Borrower to maintain such insurance. The cost of any such insurance (as well as the amount of any deductible, to the extent that the Trust Fund incurs a loss as a result thereof), if not borne by the Borrower, shall be an expense of the Trust Fund payable out of the Collection Account pursuant to Section 3.6 to the extent such Borrower defaulted on its obligation to maintain such insurance or pay such deductible. If any insurance required to be maintained by the Master Servicer pursuant to this Section 3.8 is available (whether or not at commercially reasonable rates) and is not maintained as required and any loss which is of a type which is or which would have been covered under any such policy occurs, (other than a loss occasioned by the termination of an insurance policy (except at the maturity of such policy) on which the Master Servicer, on behalf of the Trust Fund, is named as a loss payee and with respect to which the insurer failed to notify the Master Servicer of such termination in sufficient time prior to such termination to enable the Master Servicer to obtain insurance conforming to such requirements), the Master Servicer will deposit in the Collection Account from its own funds, without right of reimbursement therefor, an amount equal to the amount of such loss occasioned by the failure to maintain the required coverage. Any cost incurred by the Master Servicer in maintaining the insurance required by this paragraph to the extent that the Borrower defaults in its obligation to do so shall be a Servicing Advance.

        (b) The Special Servicer on behalf of the Trust Fund shall cause to be maintained fire and hazard insurance

                                     III-20
with a Qualified Insurer with extended coverage on each related REO Property in an amount which is at least equal to the replacement cost of the improvements which are a part of such property having a deductible not in excess of $200,000,000 per property. The Special Servicer shall cause to be maintained with respect to each REO Property public liability insurance with a Qualified Insurer providing such coverage against such risks as the Special Servicer determines, consistent with the servicing standard set forth in Section 3.1(a), to be in the best interests of the Trust Fund. The cost of any such insurance with respect to an REO Property (as well as the amount of any deductible) shall be an expense of the Trust Fund payable out of the REO Account pursuant to
Section 3.17(c) or, if the amount on deposit therein is insufficient therefor, out of the Collection Account pursuant to Section 3.6. Any Insurance Proceeds received by the Special Servicer shall be deposited into the REO Account, and any Insurance Proceeds received by the Master Servicer shall be deposited in the Collection Account pursuant to Section 3.5, subject to withdrawal pursuant to
Section 3.6. Any cost incurred by the Special Servicer in maintaining the insurance required by this paragraph shall be a Servicing Advance. It is understood and agreed that no earthquake or other additional insurance other than flood insurance is to be required of any Borrower or to be maintained by the Master Servicer or the Special Servicer, as applicable, other than pursuant to the terms of the related Note or Mortgage and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If permitted by the related Note or Mortgage, the Master Servicer may maintain, if available, or may require the related Borrower to maintain other forms of insurance including but not limited to, loss of rents, endorsements, business interruption insurance and comprehensive public liability insurance.

        If the Mortgaged Property was located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Master Servicer will cause the related Borrower to maintain or will itself obtain flood insurance in respect thereof to the extent available and to the extent the related Mortgage Loan requires the Borrower, or permits the mortgagee to require the Borrower, to maintain such insurance. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan

                                     III-21
and (ii) the greater of (a) the maximum amount of such insurance required by the terms of the related Note or Mortgage and (b) the maximum amount of such insurance as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). The cost of any insurance described above (as well as the amount of any deductible), if not borne by the Borrower, shall be an expense of the Trust Fund payable out of the Collection Account pursuant to
Section 3.6. If an REO Property was located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area, the Special Servicer will obtain and maintain, or shall cause to be obtained and maintained, flood insurance in respect thereof providing substantially the same coverage as described in the second preceding sentence. If a recovery under a flood, fire and hazard or public liability insurance policy in respect of an REO Property would have been available if such insurance were available (whether or not at commercially reasonable rates) and were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Special Servicer shall either (i) immediately remit to the Master Servicer for deposit into the Collection Account from its own funds, without any right of reimbursement therefor, the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds, without any right of reimbursement therefor, the amount that would have been recovered, if such application would be consistent with the servicing standard set forth in
Section 3.1(a).

        Subject to customary servicing practices, each Special Servicer agrees, with respect to the related Specially Serviced Mortgage Loans and the Master Servicer agrees, with respect to other Mortgage Loans, to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy maintained pursuant to Sections 3.8(a) and (b) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery
thereunder.   Notwithstanding anything contained herein to the contrary, the
Master Servicer and each Special Servicer shall be obligated to present such claims only if they become aware that a claim has not been presented by a Borrower and such insurance policies permit the Master Servicer or the Special Servicer to present such claims.

                                     III-22

        All policies required hereunder shall name the mortgagee as loss payee.

        (c) If the Master Servicer or the Special Servicer obtains and maintains a blanket policy with a Qualified Insurer insuring against fire and hazard losses on all or a significant portion of the Mortgaged Properties which the Master Servicer or the Special Servicer, as applicable, services, which blanket policy shall be maintained at the expense of the Master Servicer or the Special Servicer, as the case may be, it shall conclusively be deemed to have satisfied its obligations concerning the maintenance of insurance coverage set forth in Sections 3.8(a) and (b) with respect to the Mortgage Loans covered by such blanket policy, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy otherwise complying with the provisions of Sections 3.8(a) and (b), and there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds, without any right of reimbursement therefor, the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with their respective activities as Master Servicer and Special Servicer hereunder, each of the Master Servicer and the Special Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

        (d) The Master Servicer and the Special Servicer shall each maintain a fidelity bond in the form and amount that would meet, in the case of the Master Servicer, the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers and, in the case of the Special Servicer, the requirements of prudent asset managers. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, respectively. The Master Servicer and Special Servicer, as the case may be, shall notify the

                                     III-23

Trustee as soon as practical of any cancellation of such fidelity bond. In addition, the Master Servicer and the Special Servicer shall each keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its obligations to service the Mortgage Loans hereunder. The Master Servicer shall cause each and every subservicer for it, and the Special Servicer shall cause each and every subservicer for it, to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Each such fidelity bond and errors and omissions policy shall be issued by an insurer having a claims-paying ability rating of at least "A" by S&P and "A" by Fitch or otherwise acceptable to the Rating Agencies; provided, however, that so long as the long term debt or
                 --------  -------
deposit obligations of the Master Servicer or the Special Servicer are rated at least "A" by S&P and Fitch, the Master Servicer or the Special Servicer, as applicable, shall be allowed to provide self-insurance with respect to an errors and omissions insurance policy; provided further that if such long term debt or deposit obligation is at the time of such investment not rated by Fitch, such long term debt or deposit need only be rated by S&P.

          SECTION 3.9    Enforcement of Due-On-Sale Clauses; Assumption
                         Agreements.
                         ----------------------------------------------

          (a) If any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

          (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property, or

         (ii) provides that such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer,

then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or, if such Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, on behalf of the Trust Fund, in a manner consistent with the servicing standards set out in Section

                                     III-24

3.1(a), may waive or enforce any due-on-sale clause contained in the related Note or Mortgage in a manner consistent with the servicing standards set out in
Section 3.1(a) and shall provide the Rating Agencies with written notice of such waiver or enforcement. The Master Servicer or the Special Servicer, as applicable, is also authorized to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, or to release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon; provided however that
                                                         -------- -------
(i) if a new Borrower is substituted for Mortgage Loans #95, #135, #136, #137, #138 or #139, or (ii) if the Originator or any of its affiliates becomes the Borrower for any other Mortgage Loan by assuming the obligations for such Mortgage Loan, the Master Servicer or Special Servicer, as applicable, shall receive written confirmation from the Rating Agencies that such substitution or assumption shall not result in a downgrade or withdrawal or qualification of the rating then assigned to any Class of Certificates; provided, further, that
                                                   --------  -------
except as otherwise permitted by Section 3.20 and the REMIC Provisions, the terms of any such assumption or substitution agreement shall not be materially different from those in the original Note or Mortgage. To the extent permitted by law, the Master Servicer or the Special Servicer, as applicable, shall enter into an assumption or substitution agreement only if the credit status of the prospective new borrower is in compliance with the servicing standards set forth in Section 3.1. The Master Servicer or the Special Servicer, as applicable, shall notify the Trustee that any such assumption or substitution agreement has been completed and forward to the Custodian the original of such agreement, which original shall be added by the Custodian to the related Mortgage File, and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate, principal amount and other material payment terms of the Mortgage Loan pursuant to the related Note shall not be changed, except as otherwise permitted by Section 3.20. Any fee collected by the Master Servicer or Special Servicer for entering into an assumption or substitution agreement will be retained by the Master Servicer or the Special Servicer, as applicable, pursuant to Section 3.12 hereof.

                                     III-25

        (b) If any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

          (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property or

          (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property,

then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or, if such Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, on behalf of the Trust Fund, shall exercise (or decline to exercise) any right the Trustee may have as the mortgagee of record with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standards set forth in Section 3.1(a). If the Special Servicer decides to not exercise any right the Trustee may have under this Section, it shall provide the Rating Agencies with written notice of such decision.

        (c) Nothing in this Section 3.9 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

        (d) Except as otherwise permitted by Section 3.20 and the REMIC Provisions, in connection with the taking of, or the failure to take, any action pursuant to this Section 3.9, the Master Servicer and the Special Servicer shall not agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant to Section 3.9(a) shall contain any terms that are different from, any term of any Mortgage Loan or the related Note.

                                     III-26

        SECTION 3.10    Realization Upon Defaulted Mortgage Loans.
                        -----------------------------------------

        (a) Subject to Section 3.18(a), the related Special Servicer shall foreclose upon or otherwise comparably convert (which may include acquisition of an REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Sections 3.3 or 3.20, and which are not released from the Trust Fund pursuant to any other provision hereof, if the Special Servicer determines, in a manner consistent with the servicing standard set forth in Section 3.1(a), that such action would be in the best economic interest of the Trust Fund. The Master Servicer shall advance the costs and expenses of any such proceeding as a Servicing Advance unless the Master Servicer makes a determination, in its reasonable business judgment, that such advance, if made, would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of advances made pursuant to the preceding sentence plus interest thereon at the Advance Rate from (i) future payments and collections with respect to the related Mortgage Loan (or the related Mortgaged Property) and, (ii) upon a determination that such advance is a Nonrecoverable Advance, from amounts on deposit in the Collection Account.

        If the Special Servicer elects to proceed with a foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Borrower or any other liable party if the laws of the state do not permit such a deficiency judgment after such foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment.

        In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, the provisions

                                     III-27
of Section 1.2 shall apply with respect to such Mortgage Loan.

        (b) The Special Servicer shall not acquire for the benefit of the Trust Fund any personal property pursuant to this Section 3.10 unless either:

          (i) such personal property is incidental to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer for the benefit of the Trust Fund; or

          (ii) the Special Servicer shall have requested and received an Opinion of Counsel (obtained at the expense of the Trust Fund) to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Upper-Tier REMIC or Lower-Tier REMIC under the REMIC Provisions or cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate or uncertificated Lower-Tier Interest is outstanding.

        (c) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, the Master Servicer, the Depositor, the Originator or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Special Servicer has previously determined in accordance with the servicing standard set forth in Section 3.1(a), based on an Environmental Assessment report prepared by an Independent Person satisfying the requirements set forth in the first sentence of Section 3.10(d), that:

                                     III-28

          (A) such Mortgaged Property is in compliance with applicable environmental laws (in the reasonable judgment of such Independent Person based upon all available information) or, if not, that it would be in the best economic interest of the Trust Fund and there would be no adverse effect on the Master Servicer, Special Servicer, Trustee, Depositor, or Originator to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, and

          (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation (in the reasonable judgment of such Independent Person based upon all available information), or that, if any such Hazardous Materials are present for which such action could be required, it would be in the best economic interest of the Trust Fund and there would be no adverse effect on the Master Servicer, Special Servicer, Trustee, Fiscal Agent, Depositor, or Originator, to take such actions with respect to the affected Mortgaged Property.

        In the event that the Environmental Assessment first obtained by the Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, the Special Servicer shall cause such further environmental tests to be conducted by an Independent Person who regularly conducts such tests as the Special Servicer shall deem prudent to protect the interests of Certificateholders. Any such tests shall be deemed part of the Environmental Assessment obtained by the Special Servicer for purposes of this Section 3.10.

        (d) The Environmental Assessment contemplated by Section 3.10(c) shall be prepared by any Independent Person who regularly conducts environmental audits for purchasers of commercial property, as determined by the Special Servicer in a manner consistent with the servicing standard set forth in Section 3.01(a). The Special Servicer shall advise the Master Servicer by delivery of a certificate of a Special Servicer Officer of the cost of preparation of an

                                     III-29

Environmental Assessment, and the Master Servicer shall pay such cost from amounts on deposit in the Collection Account. The Master Servicer may rely conclusively on such certificate and shall have no duty or obligation to re-calculate the amounts stated therein. To the extent that amounts on deposit in the Collection Account are insufficient, the Master Servicer shall advance the amount of such insufficiency as a Servicing Advance unless the Master Servicer makes a determination, in its reasonable business judgment, that such advance would be a Nonrecoverable Advance. In the event that the Master Servicer fails to make any Servicing Advance referred to in this Section 3.10(d) other than due to a determination that such advance would be a Nonrecoverable Advance), the Trustee (or if the Trustee fails, the Fiscal Agent) shall make such advance to the extent provided in Section 7.7.

        (e) If the applicable Special Servicer determines pursuant to Section 3.10(c)(A) that a Mortgaged Property securing a Defaulted Mortgage Loan is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, or if the applicable Special Servicer determines pursuant to Section 3.10(c)(B) that the circumstances referred to therein relating to Hazardous Materials are present on a Mortgaged Property securing a Defaulted Mortgage Loan but that it is in the best economic interest of the Trust Fund to take such action with respect to the containment, clean-up or remediation of Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, such Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund and that would not have an adverse effect on the Master Servicer, Special Servicer, Depositor, Trustee, Fiscal Agent, or Originator, but only if the Trustee has obtained an Opinion of Counsel (at the expense of the applicable Special Servicer) to the effect that such proposed action will not cause (A) a loss of REMIC status with respect to either the Upper-Tier REMIC or the Lower-Tier REMIC or (B) the Upper-Tier REMIC or the Lower-Tier REMIC to be subject to any tax under the REMIC Provisions or equivalent provisions of federal, state, local law or ordinance, and if the Trustee has mailed notice to the Certificateholders of such proposed action, which notice shall be prepared by the Special Servicer, and has not received, within 30 days of such notification,

                                     III-30
instructions from the Holders of at least 25% of the aggregate Voting Rights of such Certificates directing such Special Servicer not to take such action. Such Special Servicer shall advise the Master Servicer by delivery of a certificate of a Special Servicer Officer of the cost of any such compliance, containment, clean-up or remediation, and the Master Servicer shall pay such cost from amounts on deposit in the Collection Account. To the extent that amounts on deposit in the Collection Account are insufficient, the Master Servicer shall advance the amount of such shortfall unless the Master Servicer makes a determination, in its reasonable business judgment, that such advance, if made, would be a Nonrecoverable Advance. Such Servicing Advance shall be made on the Master Servicer Remittance Date. The Master Servicer shall be entitled to reimbursement of Servicing Advances made pursuant to the preceding sentence plus interest thereon at the Advance Rate until paid, from amounts subsequently deposited in the Collection Account.

        (f) The Master Servicer shall report to the Internal Revenue Service and to the related Borrower, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property or any mortgagor including, without limitation, regarding any Mortgaged Property that is abandoned or foreclosed. The Master Servicer shall concurrently deliver a copy of any such report to the Trustee. The Special Servicer, on a timely basis, shall provide the Master Servicer with such information as to any Specially Serviced Mortgage Loan as is necessary to enable the Master Servicer to comply with this Section 3.10(f).


        SECTION 3.11    Trustee to Cooperate; Release of Mortgage Files.
                        -----------------------------------------------

        Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the Special Servicer, as the case may be, of a notification that payment in full has been escrowed in a manner customary for such purposes, the Master Servicer or the Special Servicer, as the case may be, shall immediately notify the Trustee or the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant

                                     III-31
to Section 3.5 have been remitted for deposit in the Collection Account) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release or cause the Custodian to release the related Mortgage File to the Master Servicer or the Special Servicer, as the case may be. If the Master Servicer, the Special Servicer or the Trustee incurs any expenses in connection with any instrument of satisfaction, assignment or deed of reconveyance and is unable after reasonable attempts to obtain repayment for such expenses from the related Borrower, it shall be entitled to reimbursement for such expenses from the Collection Account upon certification of the amount thereof.

        From time to time upon request of the Master Servicer or the Special Servicer and delivery to the Trustee of a Request for Release, the Trustee shall promptly release or cause the Custodian to promptly release the related Mortgage File (or any portion thereof) designated in such Request for Release to the Master Servicer or the Special Servicer, as applicable. Upon (a) the return of such Mortgage File (or portion thereof) from the Master Servicer or the Special Servicer, as applicable, or (b) the receipt, in the event of a liquidation or the loan becoming an REO Property, of a certificate of a Special Servicer Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or Distribution Account have been remitted to the Master Servicer for such deposit or that such Mortgage Loan has become an REO Property, the Trustee shall release, or cause the Custodian to release, a true and correct copy of the Request for Release to the Master Servicer or the Special Servicer, as applicable, with a notation thereon acknowledging receipt of the related Mortgage File or the certificate of the Special Servicer specified in clause (b) above.

        Upon written request of either the Master Servicer or the Special Servicer, the Custodian shall timely furnish to the requesting Person copies of any documents in any Mortgage File in the Custodian's possession, at the expense of the Trust Fund.

        Upon written certification of a Special Servicer Officer, the Trustee shall, at the expense of the Trust

                                     III-32

Fund, execute and deliver to the Special Servicer, or the Special Servicer may, pursuant to its powers and obligations hereunder, execute and file, any court pleadings, requests for trustee's sale or other documents prepared by the Special Servicer, its agents or attorneys, necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the related Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the related Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required, and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the related Mortgage except for the termination of such lien upon completion of the foreclosure or trustee's sale.

        SECTION 3.12    Servicing Compensation.
                        ----------------------

        As compensation for its activities hereunder, the Master Servicer shall be entitled to the Servicing Fee, which shall be payable from amounts on deposit in the Collection Account as set forth in Section 3.6(v) or, in the alternative, the Master Servicer may retain the Servicing Fee from proceeds or collections on or with respect to Mortgage Loans prior to deposit of such proceeds in the Collection Account. In addition, the Master Servicer shall retain any late payment charges, penalty interest, substitution, assumption or modification fees and other similar fees. The Master Servicer's rights to the Servicing Fees (except for fees paid to the Subservicer pursuant to a Subservicing Agreement) may not be transferred in whole or in part except in connection with the permitted transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

        As compensation for its activities hereunder, the Special Servicer shall be entitled to the Special Servicer Fee, and any late payment charges, penalty interest, substitution, assumption or modification fees and similar items with respect to Specially Serviced Mortgaged Loans. The Special Servicer's rights to the Special Servicer Fee may not be transferred in whole or in part except in connection with the permitted transfer of all of the

                                     III-33

Special Servicer's responsibilities and obligations under this Agreement.

        The Master Servicer shall pay out of its Servicing Fee any subservicing fee payable to any subservicer, and fees payable to any other person retained by the Master Servicer. The Master Servicer and the Special Servicer shall each be entitled to be reimbursed from the Collection Account for all fees and expenses of third parties incurred by it, plus interest thereon at the Advance Rate to the date of reimbursement (including recording fees and expenses related to financing statements, continuation statements and other documents and instruments necessary to maintain the lien on each Mortgaged Property) in connection with its servicing activities hereunder (other than any subservicing fee payable to any subservicer and fees and expenses set forth in Exhibit C, which shall be paid by the Subservicer as long as the Subservicer is LTC, or the Depositor if any other party is the Subservicer) including, without limitation, fees and expenses of attorneys, appraisers, Environmental Assessment firms, third party property managers and others (who shall have been retained by the Master Servicer or the Special Servicer, as applicable, in accordance with the servicing standard set forth in Section 3.1(a)) in connection with enforcement, collection, foreclosure, management and operation of assets of the Trust Fund and fees and expenses incurred in prosecuting and defending any litigation or adverse claims against the Trust Fund or the assets thereof, subject to the provisions of Section 6.3.

        The Trustee, Fiscal Agent and Master Servicer, as applicable, shall be entitled to receive reimbursement of all P&I Advances and Servicing Advances, in each case plus interest thereon at the Advance Rate from the date such advance is made until the date of reimbursement.

        SECTION 3.13    Reports to the Trustee; Collection Account Statements.
                        -----------------------------------------------------

        (a) No later than twenty days following the month in which such Distribution Date occurs the Master Servicer shall forward to the Trustee and the Special Servicer a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on the last day of the month related to such distribution for the preceding calendar month, with

                                     III-34

(i) a memorandum in substantially the form of Exhibit F attached hereto describing Mortgage Loan modifications in the related Due Period and (ii) a memorandum substantially in the form of Exhibit G attached hereto describing Mortgaged Properties for which a foreclosure or similar action has been commenced or was in progress during the related Due Period; provided, however,
                                                            --------  -------
that to the extent that the preparation of such reports and memoranda is dependent upon information to be provided by the Special Servicer (if other than the Master Servicer), the Master Servicer will be obligated to prepare such reports and memoranda only to the extent that the Special Servicer provides the Master Servicer with the information necessary to do so. The Special Servicer hereby agrees to furnish such information to the Master Servicer. The Trustee and the Fiscal Agent and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Master Servicer with respect to the Mortgage Loans and the performance of its duties hereunder.

        (b) At or prior to 12:00 noon, New York time, on the third Business Day prior to each Distribution Date, the Master Servicer shall deliver to the Trustee, in electronic media and hard copy, a report containing information necessary to make the distributions described in Section 4.

        SECTION 3.14    Annual Statement as to Compliance.
                        ---------------------------------

        Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, to the Depositor and to each other on or before April 30 of each year, beginning April 30, 1997, an Officer's Certificate stating, as to each signatory thereof, (i) that a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year (or such longer period from the Closing Date to the end of the subsequent calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, it has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or such longer period), or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer, the nature and status thereof and what action it proposes to

                                     III-35
take with respect thereto, (iii) that, to the best of such officer's knowledge, each subservicer retained by it has fulfilled its obligations under its subservicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, and (iv) whether it has received any notice regarding qualification, or challenging the status, of either the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body.

        SECTION 3.15    Annual Independent Public Accountants' Servicing Report.
                        -------------------------------------------------------

        On or before April 30 of each year, beginning April 30, 1997, each of the Master Servicer and the Special Servicer at its expense shall cause a firm of Independent public accountants (who may also render other services to the Master Servicer or the Special Servicer, as the case may be) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, to the Depositor and to the Special Servicer or the Master Servicer, as applicable, to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans comparable to the Mortgage Loans in the case of the Master Servicer, and has examined certain documents and records relating to the servicing of the Mortgage Loans in the case of the Special Servicer and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with agreements substantially similar to this Agreement in the case of the Master Servicer, and such servicing has been conducted in compliance with the Agreement in the case of the Special Servicer except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC require it to report, in which case such exceptions and errors shall be so reported.

                                     III-36

        SECTION 3.16   [RESERVED]
                       ---------------------------------

        SECTION 3.17 Title and Management of REO Properties and REO Account Properties.
                       ----------------------------------------------

        (a) In the event that title to any Mortgaged Property is acquired for the benefit of Certificateholders, by foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee, on behalf of the Trust Fund. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property within two years or such other period permitted by the Code after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Special Servicer on behalf of the Lower-Tier REMIC has applied for and received an extension of such period pursuant to Code Sections 856(e)(3) and 860G(a)(8)(A), in which case the Special Servicer shall sell such REO Property within the applicable extension period or (ii) the Special Servicer seeks and subsequently receives within such period permitted by the Code, at the expense of the Trust Fund, an Opinion of Counsel, addressed to the Trustee and the Special Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to two years after its acquisition or other period permitted by the Code will not result in the imposition of taxes on "prohibited transactions" of the Upper-Tier REMIC or Lower-Tier REMIC as defined in Section 860F of the Code or cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates or uncertificated Lower-Tier Interests are outstanding. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or result in the receipt by the REMIC of any "income from nonpermitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" under
Section 860G(c) of the Code, which is subject to taxation under the REMIC Provisions (other than income from the operation and

                                     III-37
management of an REO Property in a trade or business conducted by the Trust Fund through an Independent Contractor).

        (b) The Special Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Account Property (including among other things, rent, insurance proceeds and liquidation proceeds) separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Account Properties an account held in trust for the Trust Fund for the benefit of the Certificateholders (the "REO Account"), which shall be an Eligible Account, and will account separately for funds received or expended with respect to each REO Account Property. The Special Servicer shall notify the Trustee and the Master Servicer in writing of the location and account number of the REO Account and shall notify the Trustee and Master Servicer prior to any subsequent change thereof. Amounts on deposit in the REO Account shall be invested in Permitted Investments in accordance with the provisions of Section 3.7.

        (c) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Account Property as are consistent with the manner in which the Special Servicer manages and operates similar property owned or managed by the Special Servicer or any of its Affiliates, all on such terms and for such period as the Special Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Special Servicer shall deposit or cause to be deposited on a daily basis in the REO Account all revenues received by it with respect to any REO Account Property and any related REO Account Mortgage Loan, and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of any REO Account Property and for other Property Protection Expenses, including:

               (i) all insurance premiums due and payable in respect of any REO Account Property;

               (ii) all real estate taxes and assessments in respect of any REO Account Property that may result in the imposition of a lien thereon; and

                                     III-38

               (iii) all costs and expenses necessary to maintain, manage or operate any REO Account Property.

To the extent that amounts on deposit in the REO Account are insufficient for the purposes set forth in clauses (i) through (iii) above, the Master Servicer shall advance such insufficiency unless the Master Servicer makes a determination, in its reasonable business judgment, that such advance is not reasonably recoverable from future payments and collections on the related Mortgage Loan (or the related Mortgaged Property) out of Insurance Proceeds, Liquidation Proceeds or otherwise. The Master Servicer shall be entitled to reimbursement of advances made pursuant to the preceding sentence, together with interest thereon at the Advance Rate, until paid, from (i) future payments and collections on the related REO Account Property and (ii) upon a determination that any such advance is a Nonrecoverable Advance, from amounts on deposit in the Collection Account.

        Notwithstanding the foregoing, the Special Servicer shall not:

          (i) permit the Trust Fund to enter into, renew or extend any New Lease, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

          (ii) permit any amount to be received or accrued under any New Lease, other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on any REO Account Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

          (iv) to the extent possible, allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund, unless such Person is an Independent Contractor;

                                     III-39
unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not cause such REO Account Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that it is held by the Lower-Tier REMIC, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

        The Special Servicer shall use its best efforts to (and to the extent required by the REMIC Provisions shall) contract with any Independent Contractor for the operation and management of any REO Account Property, provided that:

          (i) the terms and conditions of any such contract shall not be inconsistent herewith;

          (ii) any such contract shall require that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Account Property, including those listed above, and return all related revenues (net of such costs and expenses);

          (iii) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trust Fund, the Master Servicer or the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Account Property; and

          (iv) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Account Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement

                                     III-40
shall be deemed to limit or modify such indemnification. Fees owed by the Special Servicer to any Independent Contractor other than the Special Servicer or an Affiliate of the Special Servicer shall be payable from amounts on deposit in the REO Account or, if the amount on deposit therein is insufficient therefor, provided in each case that the Special Servicer determines that such fees are reasonable and customary in the area where such REO Account Property is located for independent contractors providing services similar to those being provided by such Independent Contractor, the Master Servicer shall advance such fees unless the Master Servicer makes a determination, in its reasonable business judgment, that such advance is not reasonably recoverable from the operation or sale of the related REO Account Property. The Master Servicer shall be entitled to reimbursement of such advances plus interest thereon at the Advance Rate until paid from (i) future proceeds from the operation or sale of the related REO Account Property and (ii) upon a determination that any such advance is a Nonrecoverable Advance, from amounts on deposit in the Collection Account.

        (d) At least two Business Days before each Master Servicer Remittance Date, the Special Servicer shall withdraw from the REO Account and deposit into the Collection Account the proceeds and collections received or collected during the related Prepayment Period and reinvestment income thereon, net of expenses; provided, however, the Special Servicer may retain in the REO Account such
- - --------  -------
portion of such proceeds and collections as may be necessary to maintain in the REO Account sufficient funds for the proper operation, management and maintenance of the REO Account Properties, including without limitation the creation of reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses. On the first Business Day prior to each Determination Date, the Special Servicer shall notify the Master Servicer of the amount of all such deposits (and the REO Account Mortgage Loans to which the deposits relate) to be made into the Collection Account prior to the related Master Servicer Remittance Date.

        (e) Promptly following any acquisition by the Trust Fund of an REO Property, the Special Servicer shall determine the fair market value of such REO Property based on an appraisal, conducted within sixty days of such acquisition by an MAI appraiser; provided, however that if
                     --------  -------

                                     III-41
an appraisal with respect to such REO Property as been conducted within six months of such acquisition by the Trust Fund, then no appraisal shall be required. The cost of such appraisal shall be an expense of the Trust Fund. The appraisal shall be conducted by an Independent appraiser familiar with the area in which such REO Property is located, and shall notify the other parties hereto of such fair market value.

        SECTION 3.18    Sale of Defaulted Mortgage Loans and REO Properties.
                        ---------------------------------------------------

        (a) The Special Servicer may offer to sell to any Person (including the Special Servicer) any Defaulted Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with the servicing standard set forth in Section 3.1(a), that such a sale would be in the best economic interests of the Trust Fund, but shall, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property on or prior to the date specified in Section 3.17(a). The Special Servicer shall give the Trustee and the Master Servicer not less than five days' prior written notice of its intention to (i) purchase any Defaulted Mortgage Loan or REO Property at the Repurchase Price therefor or (ii) sell any Defaulted Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest bid received from any Person for any Defaulted Mortgage Loan or any REO Property in an amount at least equal to the Repurchase Price therefor.

        In the absence of any such bid, the Special Servicer shall accept the highest bid received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Mortgage Loan or REO Property, if the highest bidder is a Person other than an Interested Person, or is determined to be such a price by the Trustee, if the highest bidder is an Interested Person. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

        The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest bid if the Special Servicer determines, in

                                     III-42
accordance with the servicing standard stated in Section 3.1(a), that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid if it determines, in accordance with the servicing standard stated in Section 3.1(a), that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower bid are more favorable). In the event that the Special Servicer determines with respect to any REO Property that the bids being made with respect thereto are not in the best interests of the Certificateholders and that the end of the two-year period or such other period permitted by the Code referred to in Section 3.17(a) with respect to such REO Property is approaching, the Special Servicer shall seek an extension of such period in the manner described in Section 3.17(a).

        (b) In determining whether any bid received from an Interested Person represents a fair price for any Defaulted Mortgage Loan or any REO Property, the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Trustee at the expense of the Trust Fund. In determining whether any bid constitutes a fair price for any Defaulted Mortgage Loan or any REO Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in Section 3.17(a).

        (c) Subject to the provisions of Section 3.17, the Special Servicer and the Trustee shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Master Servicer, the

                                     III-43

Special Servicer, the Originator or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund), and, if consummated in accordance with the terms of this Agreement, none of the Master Servicer, the Special Servicer, the Depositor or the Trustee shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

        (d) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in the Collection Account in accordance with Section 3.5(a)(iii).

        SECTION 3.19  Inspections.
                      -----------

        The Master Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property other than those related to Specially Serviced Mortgage Loans, and the Special Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property related to a Specially Serviced Mortgage Loan, at such times and in such manner as are consistent with the servicing standard set forth in Section 3.1(a), provided that (i) in each case, at least one half of the Mortgaged Properties securing Mortgage Loans having outstanding principal balances of $1,000,000 or higher shall be inspected each calendar year beginning in 1997 and at least once every two years thereafter,
(ii) in each case all Mortgage Loans not inspected pursuant to clause (i) above shall be inspected in 1998 and at least once every two years thereafter and
(iii) if any Monthly Payment or Balloon Payment becomes more than 60 days delinquent or the Debt Service Coverage Ratio falls below 1.0 times, the related Mortgaged Property shall be inspected by the Special Servicer as soon as practicable thereafter.

        SECTION 20    Modifications, Waivers, Amendments and Consents.
                      -----------------------------------------------

        (a) The Special Servicer shall have no right to agree to any modification, waiver or amendment of any term of any Mortgage Loan, or to any substitution of collateral, except as provided in this Section 3.20. The Special Servicer may agree to any modification, waiver or amendment

                                     III-44
of any term of any Defaulted Mortgage Loan, or to any substitution of collateral securing a Defaulted Mortgage Loan, without the consent of the Trustee, Master Servicer or any Certificateholder, to the extent permitted by paragraphs (b) through (j) of this Section 3.20, and in each case, subject to subparagraph (g) of this Section 3.20. All modifications, waivers or amendments of any such Mortgage Loan shall (i) be in writing and shall be consistent with the servicing standard set forth in Section 3.1 and (ii) the Special Servicer shall have received the written confirmation by the Rating Agencies that such substitution will not result in the downgrade or withdrawal of the then current ratings assigned to the Certificates.

        (b) The Special Servicer shall not agree to any modification, waiver (other than a waiver referred to in Section 3.3 or Section 3.9, which waiver, if any, shall be governed by Section 3.3 or Section 3.9, as applicable) or amendment of any term of any Mortgage Loan if such modification, waiver or amendment would:

          (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder; or

          (ii) result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding principal prepayment in an amount not less than the fair market value (as determined by an appraisal delivered to the Special Servicer) of the property to be released, or would in the Special Servicer's judgment, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon, unless, in any such case, and subject to paragraphs (c) and (d) of this Section 3.20, in the Special Servicer's judgment, as evidenced by an Officer's Certificate , a material default on such Mortgage Loan has occurred or a default in respect of payment on such Mortgage Loan is imminent, and in either case, such modification, waiver or amendment will, in the Special Servicer's judgment, be in the best interests of the Certificateholders and has determined it

                                     III-45
would maximize the net present value of recoveries on the related Mortgage Loan.

        (c) Subject to subsection (b) above, the Special Servicer may extend the date on which any Balloon Payment is scheduled to be due, without the consent of the Trustee, the Master Servicer, or any Certificateholder if, but only if:

          (i) any such extension shall be for a period not later than the Optimal Wind-Down Date and each Modified Monthly Payment shall be in an amount at least sufficient to pay interest accrued and principal payments sufficient to meet the amortization schedule on the related Mortgage Loan since the immediately preceding Due Date;

          (ii) not more than two delinquencies of 30 days or more (without regard to any grace period provided for in the related Note) in respect of any Monthly Payment on such Mortgage Loan (other than the Balloon Payment) shall have occurred within the preceding 12 months, and any such delinquency shall have been cured; and

         (iii) the Special Servicer has previously determined in its reasonable business judgment that (A) such extension is reasonably likely to produce a greater recovery than liquidation of the related Mortgage Loan, (B) no material damage or deferred maintenance exists at the related Mortgaged Property and (C) the Borrower is in material compliance with all applicable federal and state regulations governing the operation of the related Mortgaged Property.

        (d) The Special Servicer must provide that any interest deferred shall be added to the principal balance of the related Mortgage Loan (and shall be due on the Maturity Date of such Mortgage Loan, or such earlier date as the Special Servicer may deem appropriate), and such deferred interest shall accrue interest at the related Mortgage Interest Rate.

                                     III-46

        (e) The Special Servicer may, as a condition to granting any request by a Borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is not prohibited by the terms of this Agreement, require that such Borrower pay to the Special Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Special Servicer, and shall require that the Borrower reimburse, with Advance Interest, any Servicing Advances made in connection with such Mortgage Loan. The Special Servicer may collect any such fee from the Borrower only to the extent the collection of such fee shall not cause the related consent, modification, waiver or indulgence to be treated as a "significant modification" of the related Mortgage Note that would be treated as an exchange under Treas. Reg sec. 1.860g-2(b).

        (f) The Special Servicer shall notify the Trustee, the Rating Agencies and the Master Servicer of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

          (g) Notwithstanding anything to the contrary contained in this Agreement, the Special Servicer shall not agree to any modification, waiver or amendment of any term of any Mortgage Loan or any substitution of collateral unless (x) it has first obtained and delivered to the Trustee and the Master Servicer an Opinion of Counsel, which shall be obtained at the expense of the Borrower requesting the modification, and which may be applicable to more than one transaction or generally to a class or classes of transactions described therein, to the effect that the proposed modification, waiver, amendment or substitution will not cause (i) a loss of REMIC status with respect to either the Upper-Tier REMIC or Lower-Tier REMIC, or (ii) a gain on the disposition of a Qualified Mortgage which would be subject to the 100% tax on prohibited transactions imposed by Section 860F(a) of the Code (or equivalent provision of federal, state or local law or ordinance) or (iii) the Upper-Tier REMIC or Lower-Tier REMIC to be subject to any tax under the REMIC Provisions

                                     III-47
or equivalent provisions of federal, state or local law or ordinance or (y) the Trustee and Special Servicer have received a Nondisqualification Opinion or ruling from the Internal Revenue Service (at the expense of the party making the request that the Special Servicer modify the Mortgage Loan or a Specially Serviced Mortgage Loan) to the effect that such modification would not be treated as an exchange pursuant to Section 1001 of the Code (of, if it would be so treated, would not be treated as a "significant modification" for purposes of Treas. Reg. Sec. 1.860G-2(b) of the Code); provided however, that no such
                                           -------- -------
Opinion of Counsel shall be required for a modification, waiver, amendment or substitution made pursuant to Section 3.20(c).

        (h) The Special Servicer may from time to time permit a Borrower to substitute collateral for all or a portion of the related Mortgaged Property or pledge additional collateral for the related Mortgage Loan, or may release part of the related Mortgaged Property from the lien of the related Mortgage; provided, however, that the Special Servicer shall have requested and received
- - --------  -------
an Opinion of Counsel addressed to the Trustee (obtained at the expense of the Borrower requesting the modification) to the effect that any such substitution, additional pledge or release of collateral is permitted hereby and will not cause the related Mortgage Loan to cease to be a Qualified Mortgage, will not result in the loss of REMIC status with respect to, or the imposition of any tax upon either the Upper-Tier or the Lower-Tier REMIC and will not cause the Trust Fund to be required to be registered under the Investment Company Act of 1940, as amended; and provided further that (i) if such release is not in accordance
                -------- -------
with the related Mortgage Loan the Special Servicer shall obtain the prior written confirmation from the Rating Agencies that such release shall not result in the downgrade, qualification or withdrawal of the ratings then assigned to the Certificates and (ii) the Special Servicer shall not permit the Borrower to substitute any collateral pursuant to this Section 3.20 unless the Special Servicer shall have first determined in accordance with the servicing standard set forth in Section 3.1(a), based upon an Environmental Assessment prepared by an Independent Person satisfying the requirements set forth in the first sentence of Section 3.10(d), at the expense of the Borrower, that such substitute collateral is in compliance with applicable environmental laws and that there are no circumstances present at such substitute collateral relating to the use, management

                                     III-48
or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then effective federal, state or local law or regulation, or, if any such containment, clean-up or remediation is required, that adequate funds therefor have been placed in escrow with the Special Servicer by or on behalf of the Borrower. In the event the Special Servicer intends to permit a Borrower to substitute collateral for all or any portion of a Mortgaged Property or pledge additional collateral for the related Mortgage Loan as permitted hereunder, if the security interest of the Trust Fund in such collateral would be perfected by possession, or if such collateral requires special care or protection, then prior to agreeing to such substitution or addition of collateral, the Special Servicer shall make arrangements for such possession, care or protection, and prior to agreeing to such substitution or addition of collateral (or such arrangement for possession, care or protection) shall obtain the prior written consent of the Trustee, the Master Servicer (which consent shall not be unreasonably withheld, delayed or conditioned) and the written confirmation by the Rating Agencies with respect thereto such written confirmation shall state that such substitution or addition of collateral shall not result in the downgrade, qualification or withdrawal of the ratings then assigned to the Certificates.

        (i) The Special Servicer shall have no liability to the Trust Fund, the Certificateholders or any other Person if its analysis and determination that the modification, waiver or amendment is reasonably likely to produce a greater recovery on a present-value basis than liquidation proves to be wrong or incorrect, so long as the analysis and determination was made in the good faith reasonable business judgment of the Special Servicer.

        (j) Notwithstanding any other provision of this Agreement (other than Section 3.20(f) and the last paragraph of Section 10.7), if either the Special Servicer, the Master Servicer or Certificateholders representing at least 25% of the Voting Rights submit to the Trustee a proposed amendment of the provisions of Section 3.20(c) (subject to the written confirmation by the Rating Agencies that such modification, waiver or amendment will not result in the downgrade or withdrawal of the rating then assigned to any Class of Certificates), the Trustee shall submit such proposal to a vote of the Certificateholders. If submitted

                                     III-49
to a vote of the Certificateholders, such proposal shall be deemed to be adopted, and the provisions of Sections 3.20(c) and 3.20(d) shall be amended accordingly, if such proposal receives the affirmative vote of Certificateholders representing 100% of the Voting Rights and the Person submitting such proposal shall have obtained at its own expense and delivered to the Trustee an Opinion of Counsel that neither the proposed amendments nor the operation of the Trust Fund in accordance therewith could cause a loss of REMIC status with respect to the Upper-Tier or Lower-Tier REMIC or any imposition of tax on the Upper-Tier REMIC or Lower-Tier REMIC under the REMIC Provisions or equivalent provisions of federal, state or local law or ordinance.

        SECTION 3.21 Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.
                        -------------------------------------------------

        (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, and, to the extent practicable prior to acceleration of any related Note or commencement of any foreclosure or similar proceedings, the Master Servicer shall use its best efforts to provide the Special Servicer with all information, documents (but excluding the original documents constituting the related Mortgage File) and records (including records stored electronically on computer tapes, magnetic discs and the like) in its possession relating to such Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event and in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. Notwithstanding anything herein to the contrary, the Special Servicer shall accept for servicing any Mortgage Loan transferred to it by the Master Servicer pursuant to this Section 3.21. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall also instruct the related Borrower to remit all payments in respect of such Mortgage Loan to the

                                     III-50

Special Servicer, provided that the payee in respect of such payments shall remain the Master Servicer.

        Upon determining that the Servicing Transfer Event that caused a Mortgage Loan to become a Specially Serviced Mortgage Loan (other than an REO Mortgage Loan) has been remedied and has remained remedied for three consecutive months and no other Servicing Transfer Event has occurred and is continuing with respect thereto, the Special Servicer shall immediately give notice thereof to the Master Servicer and upon giving such notice, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan, and its right to receive the Workout Fee shall terminate and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume. In addition, upon such determination, the Special Servicer shall instruct the related Borrower to remit all payments in respect of such Specially Serviced Mortgage Loan directly to the Master Servicer.

        (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Custodian originals, and to the Master Servicer copies, of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower.

        (c) On or before each Determination Date, the Special Servicer shall deliver to the Master Servicer a written statement describing, on a Mortgage Loan by Mortgage Loan basis, (l) the information described in clauses (v) (c),
(vi), (vii), (xi), (xiv), (xv) and (xviii) of Section 4.3 as to each Specially Serviced Mortgage Loan, (2) the amount of all payments on account of interest received on each Specially Serviced Mortgage Loan, the amount of all payments on account of principal, including Principal Prepayments, received on each Specially Serviced Mortgage Loan, and the amount of Insurance Proceeds and Liquidation Proceeds received with respect to each Specially Serviced Mortgage Loan, (3) the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation or management of a trade or business on, or the furnishing or rendering of a non-customary service to the tenants of, the REO Property

                                     III-51
relating to each applicable Specially Serviced Mortgage Loan, in each case in accordance with Section 3.17(a); and (4) such additional information relating to the Specially Serviced Mortgage Loans as the Master Servicer reasonably requests to enable it to perform its duties under this Agreement.

        (d) Notwithstanding the provisions of the preceding subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide the Special Servicer with any information in its possession reasonably required by the Special Servicer to perform its duties under this Agreement.

        SECTION 3.22    P&I Advances.
                        ------------

        (a) With respect to any Mortgage Loan (other than a Mortgage Loan which only has an overdue Balloon Payment), if on any Determination Date the Special Servicer or the Master Servicer, as applicable, shall not have received all or any part of the Monthly Payment (or Modified Monthly Payment, in the case of a Modified Mortgage Loan) for the related Due Period with respect to such Mortgage Loan (after application of all payments and collections on such Mortgage Loan pursuant to Section 1.2), then, on the Master Servicer Remittance Date, the Master Servicer shall advance, subject to subsection (c) of this Section, the amount of such shortfall with respect to each such Mortgage Loan, unless the Master Servicer makes a determination, in its reasonable business judgment, that such P&I Advance (plus interest accrued thereon at the Advance Rate) if made, would be a Nonrecoverable Advance.

        (b) With respect to any Mortgage Loan (including a Modified Mortgage Loan which pursuant to its modified terms provides for a Balloon Payment) which has an overdue Balloon Payment, if on any Determination Date the Special Servicer or the Master Servicer, as applicable, shall not have received all or any part of the Assumed Scheduled Payment for the related Due Period with respect to such Mortgage Loan (after application of all payments and collections on such Mortgage Loan pursuant to Section 1.2), then, on the Master Servicer Remittance Date, the Master Servicer shall, subject to subsection (c) of this Section, advance the amount of such shortfall with respect to each such Mortgage Loan, unless the Master Servicer makes a

                                     III-52
determination, in its reasonable business judgment, that such P&I Advance (plus interest accrued thereon at the Advance Rate) if made, would be a Nonrecoverable Advance.

        (c) On each Determination Date, the Master Servicer shall calculate the amount that would be the P&I Advance for the related Distribution Date if the P&I Advance were not limited by this section 3.22(c) (the "Tentative P&I Advance Amount") and shall notify the Trustee of such amount. Based on information provided to the Trustee pursuant to Section 3.13(b) of this Agreement, the Trustee shall calculate the amount that would be distributed on the related Distribution Date to each Class of holders of Interests if the P&I Advance for such Distribution Date were equal to the Tentative P&I Advance Amount. The Tentative P&I Advance Amount shall be reduced, but not below zero, by the amount of distributions that would, based on the foregoing calculation by the Trustee, be distributed to the holders of the Class GL Interest (or the most subordinate Class of Interests having a Certificate Principal Amount that are then outstanding), the Class X-1L Interest, or to the Class AL, Class AR-L, Class BL, Class CL or Class DL Interest pursuant to clause (xxii) of Section 4.1, and the remainder shall be the "P&I Advance" for the related Distribution Date. The Trustee shall notify the Master Servicer of the amount of the P&I Advance no later than the Business Day preceding the Servicer Remittance Date.

          (d) P&I Advances shall be deposited in the Distribution Account by the Master Servicer not later than the Master Servicer Remittance Date.

        (e) The Master Servicer shall be entitled to reimbursement for any P&I Advances made pursuant to this Section 3.22, plus interest thereon at the Advance Rate from the date the P&I Advance is made to the date the P&I Advance is reimbursed.

        (f) With respect to any Distribution Date and each Mortgage Loan, the Available Advance Reimbursement Amount shall equal the lesser of (i) the sum of all Monthly Payments due in prior periods with respect to such Mortgage Loan that were included in the calculation of the Tentative P&I Advance Amount with respect to prior Distribution Dates that have yet to be recovered with respect to the Mortgage Loan, plus an amount that would have been the outstanding

                                     III-53

Advance Interest thereon if such amounts had been advanced and (ii) the amount collected and applied as recoveries of principal and interest (or treated as recovery of a cost that is or otherwise is an amount that is available to fund the payment of Advance Interest) due in a Due Period prior to the Due Period relating to such Distribution Date with respect to such Mortgage Loan, whether paid by the Mortgagor or otherwise recovered from Late Collections, Net Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or Net Income from the related REO Property, or otherwise collected with respect to the Mortgage Loan or REO Property and applied as a recovery of overdue principal or interest or reimbursement of the costs of the lender on the Mortgage Loan or REO Property or, upon a Final Recovery Determination, from amounts on deposit in the Collection Account.

        On each Determination Date, the Master Servicer shall calculate the outstanding unreimbursed P&I Advance Amount and the Available Advance Reimbursement Amount for such Determination Date and the related Distribution Date. On each Distribution Date, the Master Servicer shall be reimbursed in an amount up to aggregate outstanding unreimbursed P&I Advances and Advance Interest to the extent of the sum of the Available Advance Reimbursement Amount for all Mortgage Loans.

        (g) Subject to determining that an Advance is a Nonrecoverable Advance, the Master Servicer, the Trustee or the Fiscal Agent shall make P&I Advances or Servicing Advances required by this Agreement irrespective of any bankruptcy, insolvency or similar proceedings affecting the Borrower under the related Mortgage Loan and irrespective of whether such Mortgage Loan has been foreclosed upon and has become REO Property. Any determination made by the Master Servicer pursuant to this Section 3.22 that an advance is a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Trustee and the Fiscal Agent two Business Days prior to the related Distribution Date setting forth the determination of nonrecoverability and the procedure and considerations of the Master Servicer forming the basis of such determination.

                                     III-54

        SECTION 3.23    Access to Certain Documentation.
                        -------------------------------

        The Master Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section
3.23 shall detract from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information with respect to the Borrowers, and the failure of the Master Servicer to provide access as provided in this Section 3.23 as a result of such obligation shall not constitute a breach of this Section 3.23.

        SECTION 3.24    Authenticating Agent.
                        --------------------

        The Trustee shall appoint an Authenticating Agent to execute and to authenticate Certificates. The Authenticating Agent must be acceptable to the Depositor and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or any state, having a principal office and place of business in a state and city acceptable to the Depositor and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee hereby appoints itself as the initial Authenticating Agent.

        Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                                     III-55

        The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 3.24, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer and the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 3.24.

        The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be an unreimbursable expense of the Trustee and shall not be payable out of the Trust Fund.

        SECTION 3.25    Appointment of Custodians.
                        -------------------------

        The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. LaSalle National Bank shall serve in the capacity of Custodian hereunder upon the terms set forth hereby or in a Custodial Agreement and is hereby appointed as the initial Custodian. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodian's Mortgage File received in secure and fire resistant facilities located in the State of Illinois in accordance with customary standards for such custody. The Trustee agrees to comply with the terms of this Agreement and any Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000, shall have a long-term

                                     III-56
debt rating of at least "BBB" from each Rating Agency, or shall be otherwise acceptable to each Rating Agency (as confirmed in writing), and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 10.7. Any reasonable compensation paid to the Custodian shall be an unreimbursable expense of the Trustee and shall not be payable out of the Trust Fund.

                                     III-57

                                  ARTICLE IV

                      DISTRIBUTIONS TO CERTIFICATEHOLDERS

        SECTION 4.1      Distributions from Lower-Tier REMIC.
                         -----------------------------------

        (a) On each Distribution Date, the Trustee shall calculate the Available Distribution Amount, and the Paying Agent shall distribute such amount from the Distribution Account (after deducting and paying to the Trustee the Trustee Fee from amounts on deposit therein) in payment of each Class of Lower-Tier Interests, subject to Sections 4.1(b), 4.1(c), 4.1(d) and 4.1(e), in the amounts (to the extent sufficient therefor), and in the order of priority, set forth below:

           (i) to the Class AL and Class AR-L Interests, the Accrued Certificate Interest for each such Class, pro rata, based on the respective Accrued Certificate Interest for each such Class for such Distribution Date;

          (ii) to the Class AL and Class AR-L Interests, pro rata, based on the respective Outstanding Class Interest Shortfall for such Distribution Date, interest equal to the Outstanding Class Interest Shortfall for each such Class (for the purpose of this clause, such amounts shall not include interest at the Class A Spread Rate on the Certificate Principal Amounts of the Class AL Interests);

         (iii) except as set forth in clause (iv) below, to the Class AR-L Interests, pro rata, the Class AR-L Principal Distribution Amount for such Distribution Date;

          (iv) to the Class AL Interest, principal equal to the Remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Amount of the Class AL Interest has
                    been reduced to zero; provided, however, that if the
                                          --------  -------
                    Available Distribution Amount remaining after distributions pursuant to clauses (i) and (ii) is less than the Principal Distribution Amount, then payments made pursuant to this clause (iv) and clause (iii) shall be pro rata;

            (v) until the Certificate Principal Amounts of the Class AL and Class AR-L Interests have been reduced to zero, to the Class AL and Class AR-L Interests, pro rata, to reimburse the Holders of such Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed (for the purpose of this clause, such amounts shall not include interest at the Class A Spread Rate on the unreimbursed amounts of such Realized Losses previously allocated to the Class AL and Class AR-L Interests, respectively);

           (vi) to the Class BL Interest, interest equal to the Accrued Certificate Interest thereon;

          (vii) to the Class BL Interest, interest equal to the Outstanding Class Interest Shortfall of such Class (for the purpose of this clause, such amount shall not include interest at the Class B Spread Rate on the Certificate Principal Amount of the Class BL Interest);

         (viii) after the aggregate Certificate Principal Amount of the Class AL Interest has been reduced to zero, to the Class BL Interest, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class BL Interest has been reduced to zero;

            (ix) until the Certificate Principal Amount thereof has been reduced to zero, to the Class BL Interest, to reimburse the Holder of the Class BL Interest for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed (for the purpose of this clause, such amount shall not include interest at the Class B Spread Rate on the unreimbursed amounts of such Realized Losses previously allocated to the Class BL Interest);

             (x) to the Class CL Interest, interest equal to the Accrued Certificate Interest for such Distribution Date;

            (xi) to the Class CL Interest, interest equal to the Outstanding Class Interest Shortfall of such Class (for the purpose of this clause, such amount shall not include interest at the Class C Spread Rate on the Certificate Principal Amount of the Class CL Interest);

           (xii) after the aggregate Certificate Principal Amount of the Class AL and Class BL Interest have been reduced to zero, to the Class CL Interest, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class CL Interest has been reduced to zero;

          (xiii) until the Certificate Principal Amount thereof has been reduced to zero, to the Class CL Interest, to reimburse the Holder of the Class CL Interest for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed (for the purpose of this clause, such amount shall not include interest at the Class C Spread Rate on the unreimbursed amounts of such Realized Losses previously allocated to the Class CL Interest);

           (xiv) to the Class DL Interest, interest equal to the Accrued Certificate Interest for such Distribution Date;

            (xv) to the Class DL Interest, interest equal to the Outstanding Class Interest Shortfall of such Class (for the purpose of this clause, such amount shall not include interest at the Class D Spread Rate on the Certificate Principal Amount of the Class DL Interest);

           (xvi) after the aggregate Certificate Principal Amount of the Class AL, Class BL and Class CL Interests have been reduced to zero, to the Class DL Interest, principal equal to the Remaining

                    Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class DL Interest has been reduced to zero;

          (xvii) until the Certificate Principal Amount thereof has been reduced to zero, to the Class DL Interest, to reimburse the Holder of the Class DL Interest for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed (for the purpose of this clause, such amount shall not include interest at the Class D Spread Rate on the unreimbursed amounts of such Realized Losses previously allocated to the Class DL Interest);

         (xviii) to the Class EL Interest, interest equal to the Accrued Certificate Interest for such Distribution Date;

           (xix) to the Class EL Interest, interest equal to the Outstanding Class Interest Shortfall of such Class;

            (xx) after the aggregate Certificate Principal Amount of the Class AL, Class BL, Class CL and Class DL Interests have been reduced to zero, to the Class EL Interest, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Cer-tificate Principal Amount of the Class EL Interest has been reduced to zero;

           (xxi) until the Certificate Principal Amount thereof has been reduced to zero, to the Class EL Interest, to reimburse the Holder of the Class EL Interest for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

          (xxii) to the Class FL Interest, interest equal to the Accrued Certificate Interest of such Distribution Date and to the Class AL, Class BL, Class CL and Class DL Interests an amount of accrued interest equal to the applicable Spread Rate times the Certificate Principal Amount of such Certificates, pro rata, for such Distribution Date;

         (xxiii) to the Class FL Interest, interest equal to the Outstanding Class Interest Shortfall of such Class and to the Class AL, Class BL, Class CL and Class DL Interests, interest equal to the portion of the Outstanding Class Interest Shortfall equal to the applicable Spread Rate times the Certificate Principal Amount of such Certificates, pro rata;

          (xxiv) after the aggregate Certificate Principal Amount of the Class AL, Class BL, Class CL, Class DL and Class EL Interests have been reduced to zero, to the Class FL Interest, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof dis-tributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class FL Interest has been reduced to zero;

          (xxv) until the Certificate Principal Amount thereof has been reduced to zero, to the Class FL Interests, to reimburse Holders of the Class FL Interests for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed and to the Class AL, Class AR-L, Class BL, Class CL, Class DL and Class EL Interests, interest equal to the portion of the interest accrued on amounts of Realized Losses reimbursed pursuant to clauses
                    (v), (ix), (xiii), (xvii) and (xxi) (at the applicable Spread Rates of such Certificates from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss was reimbursed), pro rata; and

          (xxvi) to the Class GL and Class X-1L Interests, interest equal to the Accrued Certificate Interest of such Distribution Date and to the Class AL, Class BL, Class CL and Class DL Interests an amount of accrued interest equal to the applicable Spread Rate times the Certificate Principal Amount of such Certificates, pro rata, for such Distribution Date;

          (xxvii) to the Class GL and Class X-1L Interests, interest equal to the Outstand-ing Class Interest Shortfall of such Classes and to the Class AL, Class BL, Class CL, Class DL and Class EL Interests, interest equal to the portion of the Outstanding Class Interest Shortfall equal to the applicable Spread Rate times the Certificate Principal Amount of such Certificates, pro rata;

          (xxviii) after the aggregate Certificate Principal Amount of the Class AL, Class BL, Class CL, Class DL, Class EL and Class FL Interests have been reduced to zero, to the Class GL Interest, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class GL Interest has been reduced to zero;

          (xxix) until the Certificate Principal Amount thereof has been reduced to zero, to the Class GL Interests, to reimburse Holders of the Class GL Interests for the unreimbursed amount of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed and to the Class AL, Class AR-L, Class BL, Class CL and Class DL Interests, interest equal to the portion of the interest accrued on amounts of Realized Losses reimbursed pursuant to clauses (v), (ix), (xiii),
                    (xvii) and (xxi) (at the applicable Spread Rates of such Certificates from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss was reimbursed), pro rata; and

          (xxx) to the extent of any remaining funds, to the Class AL and Class AR-L Interests and the Class LR Certificates, pro rata and then to the Class BL, Class CL, Class DL, Class EL, Class FL and Class GL Interests, in that order of priority, in payment of any amounts remaining due thereon.

        (b) The Holders of the Class LR Certificates will be entitled to receive distributions, pro rata, on each Distribution Date, equal to the sum of
(i) interest at the Class LR Pass-Through Rate on the Class LR Certificate Principal Amount as of the close of the preceding Distribution Date, (ii) interest equal to the Outstanding Class Interest Shortfall for such Class, (iii) the Class LR Principal Distribution Amount for such Distribution Date, (iv) until the Certificate Principal Amount thereof has been reduced to zero, to the Class LR Certificates, to reimburse the Holders of the Class LR Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was applied to reduce the Certificate Principal Amount through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed and (v) any funds remaining in the Distribution Account after payment in full of the other Classes of Lower-Tier Interests. Amounts payable to the Holders of the Class LR Certificates pursuant to clauses (i), (ii), (iii) and (iv) of the preceding sentence shall rank pari passu with distributions to the Holder of the Class AL and Class AR-L Interests. Accordingly, in the case of any shortfall in amounts available to make payments to all such classes the Holder of the Class AL Interest will share on a pari passu basis with both the Class LR Certificates and the Class AR-L Interest.

        (c) On each Distribution Date, the Paying Agent shall, from funds on deposit in the Distribution Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Distribution Account the Lower-Tier distribution amount (other than amounts distributable to the Holders of the Class LR

Certificates) and (ii) distribute to the Holders of the Class LR Certificates (other than as provided in Section 9.1 respecting the final distributions to Certificateholders) by check mailed to such Holders at the addresses of such Holders appearing in the Certificate Register, the amount distributable with respect to the Class LR Certificates pursuant to Section 4.1(b). All amounts distributable to Holders of the Class LR Certificates pursuant to clause (ii) of the preceding sentence on each Distribution date shall be allocated pro rata among the outstanding Certificates of such Class based on the Percentage Interests of each Holder of Class LR Certificates.

        (d) On any Distribution Date on which there is a Net Prepayment Interest Shortfall or a Realized Loss of interest, such Net Prepayment Interest Shortfall or Realized Loss of interest shall be allocated, in each case to the extent of amounts otherwise distributable thereon on such Distribution Date, first, to the Class GL and Class X-1L Interests, then to the Class FL Interest (but only to the extent of the Spread Rate thereon), then to the Class EL Interest (but only to the extent of the Spread Rate thereon), then to the Class DL Interest (but only to the extent of the Spread Rate thereon), then to the Class CL Interest (but only to the extent of the Spread Rate thereon), then to the Class BL Interest (but only to the extent of the Spread Rate thereon), pro rata, in proportion to the related Accrued Certificate Interest otherwise payable thereon; second, to the Class EL Interest (to the extent of the remaining related Accrued Certificate Interest); third, to the Class DL Interest (to the extent of the remaining related Accrued Certificate Interest); fourth, to the Class CL Interest (to the extent of the remaining related Accrued Certificate Interest); fifth, to the Class BL Interest (to the extent of the remaining related Accrued Certificate Interest); and sixth, to the Class AL and Class AR-L Interests and the Class LR Certificates, pro rata in proportion to the remaining related Accrued Certificate Interest otherwise payable thereon.

        (e) On each Distribution Date, Realized Losses of principal shall be allocated, after giving effect to subparagraph 4.1(d) above, in the following order of priority:

             (i) to reduce the interest payable on such Distribution Date to the
                 Class GL and Class

               X-1L Interests and to reduce the interest payable on such Distribution Date to the Class DL, Class CL, Class BL and Class AL Interests (but only to the extent of the applicable Spread Rate thereon), pro rata, in proportion to the related Accrued Certificate Interest otherwise payable thereon, and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class GL Interest;

        (ii) to reduce the remaining interest payable on such Distribution Date to the Class FL Interest and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class FL Interest;

       (iii) to reduce the remaining interest payable on such Distribution Date to the Class EL Interest and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class EL Interest;

        (iv) to reduce the remaining interest payable on such Distribution Date to the Class DL Interest and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class DL Interest;

         (v) to reduce the remaining interest payable on such Distribution Date to the Class CL Interest and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class CL Interest;

        (vi) to reduce the remaining interest payable on such Distribution Date to the Class BL Interest and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class BL Interest; and

       (vii) to reduce the remaining interest payable on such Distribution Date to the Class AL and AR-L Interests and the Class LR Certificates and then to the extent of remaining Realized Losses of principal, to reduce the Certificate Principal Amount of the Class AL and Class AR-L Interests and the Class LR Certificates, pro rata in proportion to their original Certificate Principal Amounts, to the extent thereof.

         (f) Any Realized Losses or Net Prepayment Interest Shortfalls allocated to a Class of Lower-Tier Interests pursuant to Section 4.1(d) or 4.1(e) shall reduce the amount payable to such Class pursuant to Section 4.1(a) or 4.1(b). As of any date, the Certificate Principal Amount of each Lower-Tier Interest is intended to equal the Certificate Principal Amount of the respective Corresponding Upper-Tier Class, and it is intended that allocations of Realized Losses of principal shall cause such Certificate Principal Amounts to remain equal.

               SECTION 4.2 Distributions from Upper-Tier REMIC.
                          -------------------------------------

         (a) On each Distribution Date, the amounts distributed on the Lower-Tier Interests (other than the Class LR Certificates) will be distributed by the Paying Agent to the holders of the Upper-Tier Certificates, subject to Sections 4.2(d), 4.2(e), 4.2(f) and 4.2(g), in respect of each Class of Certificates in the amounts (to the extent sufficient therefor), and in the order of priority, set forth below:

               (i) to the Class A and Class R Certificates, the Accrued Certificate Interest for each such Class, pro rata, based on the respective Accrued Certificate Interest for each such Class for such Distribution Date;

              (ii) to the Class A and Class R Certificates, pro rata, based on the respective Outstanding Class Interest Shortfall for such Distribution Date, interest equal to the Outstanding Class Interest Shortfall for each such Class;

          (iii) except as set forth in clause (iv) below, to the Class R Certificates, pro rata, the Class R Principal Distribution Amount for such Distribution Date;

           (iv) to the Class A Certificates, principal equal to the Remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Amount of the Class A Certificates has been reduced to zero; provided, however, that if the Available Distribution
                     --------  -------
                     Amount remaining after distributions pursuant to clauses
                     (i) and (ii) is less than the Principal Distribution Amount, then payments made pursuant to this clause (iv) and clause (iii) shall be pro rata;

            (v) until the Certificate Principal Amount of the Class A and Class R Certificates have been reduced to zero, to the Class A Certificates and Class R Certificates, pro rata, to reimburse the Holders of such Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

           (vi) to the Class B Certificates, interest equal to the Accrued Certificate Interest thereon;

          (vii) to the Class B Certificates, interest equal to the Outstanding Class Interest Shortfall of such Class;

         (viii) after the aggregate Certificate Principal Amount of the Class A Certificates has been reduced to zero, to the Class B Certificates, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class B Certificates has been reduced to zero;

           (ix) until the Certificate Principal Amount thereof has been reduced to zero, to the Class B Certificates, to reimburse the Holders of the Class B Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

            (x) to the Class C Certificates, interest equal to the Accrued Certificate Interest for such Distribution Date;

           (xi) to the Class C Certificates, interest equal to the Outstanding Class Interest Shortfall of such Class;

          (xii) after the aggregate Certificate Principal Amount of the Class A and Class B Certificates have been reduced to zero, to the Class C Certificates, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class C

                     Certificates has been reduced to zero;

         (xiii) until the Certificate Principal Amount thereof has been reduced to zero, to the Class C Certificates, to reimburse Holders of the Class C Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

          (xiv) to the Class D Certificates, interest equal to the Accrued Certificate Interest for such Distribution Date;

           (xv) to the Class D Certificates, interest equal to the Outstanding Class Interest Shortfall of such Class;

          (xvi) after the aggregate Certificate Principal Amount of the Class A, Class B and Class C Certificates have been reduced to zero, to the Class D Certificates, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class D Certificates has been reduced to zero;

         (xvii) until the Certificate Principal Amount thereof has previously been reduced to zero, to the Class D Certificates, to reimburse Holders of the Class D Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

        (xviii) to the Class E Certificates, interest equal to the Accrued Certificate Interest for such Distribution Date;

          (xix) to the Class E Certificates, interest equal to the Outstanding Class Interest Shortfall of such Class;

           (xx) after the aggregate Certificate Principal Amount of the Class A, Class B, Class C and Class D Certificates have been reduced to zero, to the Class E Certificates, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class E Certificates has been reduced to zero;

          (xxi) until the Certificate Principal Amount thereof has been reduced to zero, to the Class E Certificates, to reimburse Holders of the Class E Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

         (xxii) to the Class F Certificates, interest equal to the Accrued Certificate Interest for such Distribution Date;

        (xxiii) to the Class F Certificates, interest equal to the Outstanding Class Interest Shortfall of such Class;

         (xxiv) after the aggregate Certificate Principal Amount of the Class A, Class B, Class C, Class D and Class E Certificates have been reduced to zero, to the Class F Certificates, principal equal to the Remaining Principal Distribution Amount for such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class F Certificates has been reduced to zero;

          (xxv) until the Certificate Principal Amount of the Class F Certificates has been reduced to zero, to the Class F Certificates, to reimburse Holders of the Class F Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

         (xxvi) to the Class G, Class X-1 and Class X-2 Certificates interest equal to the Accrued Certificate Interest, pro rata, for such Distribution Date;

        (xxvii) to the Class G, Class X-1 and Class X-2 Certificates, interest equal to the Outstanding Class Interest Shortfall of such Class;

       (xxviii) after the aggregate Certificate Principal Amount of the Class A, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to the Class G Certificates, principal equal to the Remaining Principal Distribution Amount of such Distribution Date (less the portion thereof distributed on such Distribution Date pursuant to any preceding clause) until the Certificate Principal Amount of the Class G Certificates has been reduced to zero;

         (xxix) until the Certificate Principal Amount of the Class G Certificates has been reduced to zero, to the Class G, Class X-1 and Class X-2 Certificates, pro rata, to reimburse Holders of the Class G, Class X-1 and Class X-2 Certificates for the unreimbursed amounts of Realized Losses, if any, previously allocated thereto, together with interest thereon at the applicable Pass-Through Rate from the date such Realized Loss was allocated thereto through the close of the Interest Accrual Period related to the Distribution Date on which such Realized Loss is reimbursed;

          (xxx) to the extent of any remaining funds, to the Class A and Class R Certificates pro rata, and then to the Class B,
                                          --- ----
                     Class C, Class D, Class E, Class F and Class G Certificates, in that order of priority, in payment of any amounts remaining due thereon; and

         (xxxi) to the extent of any remaining funds, to the Class R Certificates, pro rata, any funds remaining in the Upper-Tier Distribution Account.

          (b) On each Distribution Date, the Paying Agent shall, from funds available on deposit in the Upper-Tier Distribution Account, distribute to each Certificateholder of record (other than the Holders of Class LR Certificates) on the preceding Record Date such Holder's pro rata share (based on the aggregate of the Percentage Interests represented by Certificates held by such Holder) of the amount distributable with respect to such Certificates. Any amount remaining in the Upper-Tier Distribution Account on a Distribution Date after all other distributions to the Holders of the Upper-Tier Certificates have been made shall be distributed on a pro rata basis to the Holders of the Class R Certificates.

          All amounts distributable to a Class of Certificates pursuant to this
Section 4.2(b) on each Distribution Date shall be allocated pro rata among the outstanding Certificates of each such Class based on their respective Percentage Interests. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first-class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates the aggregate denomination of which exceeds $5,000,000 and has provided the Paying Agent with wire instructions in writing at least five Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution. The Trustee or its agent may clear and terminate the Upper-Tier Distribution Account pursuant to Section 9.1.

          (c) Notwithstanding the foregoing, in no event shall distributions of principal be made to the Holders of Class A, Class R, Class B, Class C, Class D, Class E, Class F and Class G Certificates after the respective Certificate Principal Amounts thereof have been reduced to zero, unless such reduction resulted from the allocation of Realized Losses, in which case principal distributions shall continue to be made to the applicable Class or

Classes of Certificates until such Realized Losses have been reimbursed.

          (d) Except as otherwise provided in Section 9.1(f) with respect to an Anticipated Termination Date, the Trustee shall, no later than the fifth Business Day following the Determination Date in the month preceding the month in which the final distribution with respect to any Class of Certificates is expected to be made, mail to each Holder of such Class of Certificates and the Rating Agencies on such date a notice to the effect that:

               (A) the Trustee reasonably expects, based upon information previously provided to it, that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified, and

               (B) if such final distribution is made on such Distribution Date, no interest shall accrue on such Certificates from and after the end of the Interest Accrual Period immediately preceding such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust for the benefit of the appropriate nontendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.2(d) shall not have been surrendered for cancellation within six months after the date specified in such notice, the Trustee shall mail a second notice to the remaining nontendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. If after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall continue to hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee hereunder and the transfer of such amounts to a successor Trustee or (ii) the termination of the Trust Fund, which termination shall occur six months after the mailing of the second notice (or such later time as might be required by applicable state law). Any funds not distributed to Certificateholders pursuant to this Section 4.2(d) upon the termination of the Trust Fund shall become the property of the Class R Certificateholder. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.2(d). Any such amounts held by the Trustee shall not be invested.

          (e) On any Distribution Date on which there is a Net Prepayment Interest Shortfall or Realized Loss of interest allocated to any Class of Lower-Tier Interests, such Net Prepayment Interest Shortfall or Realized Loss of interest shall be allocated to the Corresponding Class or Classes of Upper-Tier Certificates, in each case to the extent of amounts otherwise distributable thereon on such Distribution Date. For purposes of such calculation the Class X-2 Certificates shall be the "Corresponding Class" to the Class AL, Class BL, Class CL and Class DL Interests to the extent of the portion of the Accrued Certificate Interest equal to the applicable Spread Rate times the Certificate Principal Amount of such Certificates.

          (f) On any Distribution Date on which there is a Realized Loss of principal allocated to any Class of Lower-Tier Interests, such Realized Loss of principal shall be allocated to the Corresponding Class or Classes of Upper-Tier Certificates to the extent of amounts otherwise distributable thereon on such Distribution Date and to the extent of the Certificate Principal Amount of such Class. For purposes of such calculation the Class X-2 Certificates shall be the "Corresponding Class" to the Class AL, Class BL, Class CL and Class DL Interests to the extent of the portion of the Accrued Certificate Interest equal to the applicable Spread Rate times the Certificate Principal Amount of such Certificates.

          (g) Any Realized Losses or Net Prepayment Interest Shortfalls allocated to a Class of Upper-Tier Certificates pursuant to Section 4.2(e) or 4.2(f) shall reduce the amount payable to such Class pursuant to Section 4.2(a). As of any date, the Certificate Principal Amount of each Upper-Tier Certificate is intended to equal the Certificate Principal Amount of the respective Corre-sponding Lower-Tier Interest, and it is intended that allocations of Realized Losses and Net Prepayment Interest Shortfalls cause such Certificate Principal Amounts to remain equal.

          (h) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Upper-Tier Distribution Account all amounts then on deposit therein that represent Prepayment Premiums collected on Mortgage Loans during the Prepayment Period for such Distribution Date, and shall distribute such Prepayment Premiums, in addition to the Available Distribution Amount for such Distribution Date, pro rata to the Holders of the Class A and Class X-1 and Class X-2 Certificates in proportion to the PV Yield Loss Amount for each such Class of Certificates up to the PV Yield Loss Amount for such Class.

          SECTION 4.3    Statements to Certificateholders.
                         ---------------------------------

          On each Distribution Date, the Trustee shall, based upon the information set forth in the report prepared by the Master Servicer and Special Servicer with respect to such Distribution Date, prepare and forward by mail to each Holder of a Certificate, with copies to the Depositor, the Special Servicer, the Fiscal Agent, the Paying Agent and the Initial Purchaser, a statement as to such distribution setting forth:

          (i) the amount, if any, of such distribution to the Holders of Class A, Class R, Class LR, Class B, Class C, Class D, Class E, Class F and Class G Certificates applied to reduce the respective Certificate Principal Amounts thereof and the amount, if any, of Realized Losses allocated to the Holders of each such Class and applied to reduce the respective Certificate Principal Amounts thereof;

          (ii) the amount of such distribution to Holders of Certificates of each Class, allocable to (a) Accrued Certificate Interest and (b) any Outstanding Class Interest Shortfall for each such Class;

          (iii) the amount of Realized Losses and Net Prepayment Interest Shortfalls, if any, allocated to each Class;

          (iv) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Determination Date preceding such Distribution Date;

          (v) the number and aggregate Scheduled Principal Balance of Mortgage Loans as of the Determination Date preceding such Distribution Date (a) delinquent one month, (b) delinquent two or more months and (c) as to which foreclosure proceedings have been commenced;

          (vi) with respect to any Mortgage Loan that became an REO Mortgage Loan during the related Prepayment Period, the principal balance of such Mortgage Loan as of the date it became an REO Mortgage Loan;

          (vii)  as of the Determination Date preceding such Distribution Date
(a) the book value of any REO Account Property, (b) as to any REO Property sold during the related Prepayment Period, the date of the related Final Recovery Determination, the amount of the proceeds of such sale deposited into the REO Account and the amount of Net REO Proceeds from such sale deposited to the Collection Account, and (c) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Account Property during the related Prepayment Period and credited to the REO Account and Collection Account for each such REO Account Property, in each case identifying such REO Property by the Loan Number of the related Mortgage Loan;

          (viii) the aggregate Certificate Principal Amounts of the Class A, Class R, Class LR, Class B, Class C, Class D, Class E, Class F and Class G Certificates, before and after giving effect to the distribution in respect of principal and allocation of Realized Losses in reduction of Certificate Principal Amounts on such Distribution Date;

          (ix) the aggregate amount of Principal Prepayments received during the related Prepayment Period;

          (x) the Certificate Factor with respect to each Class of Certificates applicable to such Distribution Date;

          (xi) a description prepared by the Special Servicer and forwarded to the Master Servicer of any modifications, waivers, amendments or consents with respect to the Mortgage Loans during the related Prepayment Period and the bases therefor, including descriptions for any Balloon Mortgage Loan whose maturity date has been extended;

          (xii) the number of outstanding Mortgage Loans as of the related Determination Date;

          (xiii) the aggregate amount of Servicing Fees retained by or paid to the Master Servicer in respect of the related Due Period;

          (xiv) the aggregate amount of the Special Servicer Fee retained by or paid to the Special Servicer in respect of the related Due Period as the Basic Fee and as the Workout Fee, as the case may be;

          (xv) the amount of Realized Losses, if any, incurred during the related Prepayment Period with respect to the Mortgage Loans;

          (xvi) the aggregate Outstanding Class Interest Shortfall, if any, for each Class of Certificates after giving effect to the distributions made on such Distribution Date for each Class of Certificates;

          (xvii) with respect to each Mortgage Loan that is a Specially Serviced Mortgage Loan, the Loan Number, the name of the related Mortgaged Property; and

          (xviii)   the amount of any Appraisal Reductions effected during the related Due Period and the total Appraisal Reductions as of such Distribution Date on a Mortgage Loan-by-Mortgage Loan basis identifying each such Mortgage Loan by Loan Number.

          In the case of information furnished pursuant to subclauses (i), (ii),
(iii), (viii) and (xvi) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class A, Class R, Class LR, Class B, Class C, Class D, Class E, Class F or Class G Certificate with an initial Certificate Principal Amount (or notional principal amount) of $1,000.

          On or prior to the second Business Day preceding each Distribution Date occurring in January, April, July and October of each year beginning with July 1996, the Master Servicer shall prepare and forward to the Trustee and on such Distribution Date the Trustee shall forward by mail to each Holder, the Depositor and the Initial Purchaser, a completed "Quarterly Mortgage Loan Characteristics Summary," in the Form of Exhibit K, providing information with respect to the Mortgage Loans as of the second preceding Determination Date. The Master Servicer may rely conclusively on data provided by the Special Servicer used in preparing each Quarterly Mortgage Loan Characteristics Summary and shall have no duty to determine the accuracy of such data and shall incur no liability for relying thereon absent manifest error. The Master Servicer shall make calculations in connection with the preparation of each Quarterly Mortgage Loan Characteristics Summary in its sole judgment. Compliance with its obligations in conformity with the requirements of this paragraph shall entitle the Master Servicer to the protection afforded by the provisions of Section 6.3 (but subject to the limitations set forth in such Section) in respect of matters arising out of the preparation of each Quarterly Mortgage Loan Characteristics Summary.

          Within 90 days after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class A, Class R, Class LR, Class B, Class C, Class D, Class E, Class F, Class G or Class X Certificate a statement containing the information set forth in subclauses (i), (ii), (iii) and (xvi) above, in addition to information contained in Exhibit B updated for such period, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

          On each Distribution Date, the Trustee shall forward to each Holder of a Class R or Class LR Certificate and to the Master Servicer and the Special Servicer a copy of the reports forwarded to the Class A, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R or Class LR Certificates on such Distribution Date.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class R or Class LR Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was holding such Certificate.

          SECTION 4.4    Compliance with Withholding Requirements.
                         ----------------------------------------

          Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Trustee agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not, as evidenced by a written certification from such Certificateholder to the Trustee, a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Upper-Tier REMIC, the Lower-Tier REMIC, the Trust Fund or the Depositor. In the event the Paying Agent withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholder.

          SECTION 4.5    REMIC Compliance.
                         ----------------

          (a) The parties intend that each of the Upper-Tier REMIC and Lower-Tier REMIC shall constitute, and that the affairs of each of the Upper-Tier REMIC and Lower-Tier REMIC shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of each of the Upper-Tier REMIC and the Lower-Tier REMIC and shall on behalf of each of the Upper-Tier REMIC and Lower Tier REMIC: (i) prepare or cause to be prepared and file all required federal and state tax and information returns for each of the Upper-Tier REMIC and Lower-Tier REMIC, including, but not limited to, Form 1066, using a calendar year as the taxable year for each of the Upper-Tier REMIC and Lower-Tier REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws; (ii) make an election, on behalf of each of the Upper-Tier REMIC and the Lower-Tier REMIC, to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions and any similar state or local laws or ordinances; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Internal Revenue Service (and other governmental agencies) all information reports as and when required to be provided to them in accordance with the REMIC Provisions and any similar state or local laws or ordinances; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this
Section 4.5(a) is then required by (or is considered helpful to satisfying) the REMIC Provisions in order to maintain the status of each of the Upper-Tier REMIC and Lower-Tier REMIC as a REMIC or is otherwise required, prepare, file and sign or distribute, or cause to be prepared and filed and signed or distributed, such documents with or to such Persons when and as required by (or is considered helpful to satisfying) the REMIC Provisions; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the Person that the Holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of the Upper-Tier REMIC and Lower-Tier REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code; and (vi) maintain such records relating to each of the Upper-Tier REMIC and Lower-Tier REMIC as may be necessary to prepare the foregoing returns, schedules, statements or information. The "tax matters person" for the Upper-Tier REMIC, pursuant to Treasury Regulation Section 1.860F-4(d), shall be the Holder of the largest Percentage Interest of the Class R Certificates or, if two or more Holders have the same largest Percentage Interest, the first of such Holders to have acquired such Class R Certificates. The tax matters person for the Lower-Tier REMIC, pursuant to Treasury Regulation Section 1.860F-4(d) shall be the Holder of the largest Percentage Interest of Class LR Certificates or, if two or more Holders have the same largest Percentage Interest, the first of such Holders to have acquired such Class LR Certificates. The Trustee shall serve as attorney-in-fact and agent for any Person that is the tax matters person of the Upper-Tier REMIC or Lower-Tier REMIC. The Holder of any Certificate, by purchasing such Certificate, (A) shall be deemed to consent to the appointment of the Trustee as attorney-in-fact and agent for any Person that is the tax matters person of the Upper-Tier REMIC or Lower-Tier REMIC, and (B) agrees to execute any documents required to give effect to (A) above. Notwithstanding any other provision of this Agreement, none of the Master Servicer or the Trustee shall intentionally take any action or intentionally omit to take any action in connection with its obligations under this Agreement if, in taking or omitting to take such action, such Person knows that such action or omission (as the case may be) would cause the termination of the REMIC status of the Upper-Tier REMIC or Lower-Tier REMIC or subject the Upper-Tier REMIC or Lower-Tier REMIC to tax; provided, however, that such Person shall not
                                  --------  -------
be required to take any action in this regard that such Person in good faith believes to be inconsistent with any other provision of this Agreement. The Depositor, the Master Servicer and the Special Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's, the Master Servicer's or the Special Servicer's control that is reasonably necessary to enable the Trustee to perform its duties under this
Section 4.5.

          (b) Anything herein to the contrary notwithstanding, if at any time the Master Servicer, the Special Servicer or a Responsible Officer of the Trustee has actual knowledge that any Mortgage Loan is not a Qualified Mortgage within the meaning of the REMIC Provisions, the party making such discovery shall promptly so notify the Originator and the Depositor and furnish the Originator and the Depositor with an Opinion of Counsel (at the expense of the Depositor) to such effect, and pursuant to the Transfer Agreement, the Originator shall not later than 90 days after such discovery, (i) repurchase such Mortgage Loan at a price equal to the Repurchase Price or (ii) if within two years of the Start-up Day, at the Originator's option, substitute such Mortgage Loan with a new Mortgage Loan, in each case, in the manner described in, and subject to the conditions set forth in Section 2.2(b). Notwithstanding anything herein to the contrary, the Master Servicer, Special Servicer and Trustee have no obligation to determine whether or not a Mortgage Loan is a Qualified Mortgage.

          (c) Except as otherwise provided herein, the Trustee shall not sell or modify (if such modification would constitute a deemed disposition of the modified loan for federal income tax purposes) any Mortgage Loan (including REO Property) or any other asset of either the Upper-Tier REMIC or Lower-Tier REMIC unless it has received an Opinion of Counsel, at the expense of the Trust Fund, to the effect that such sale will not result in the imposition of taxes on prohibited transactions on the Upper-Tier REMIC or Lower-Tier REMIC and will not cause a loss of REMIC status with respect to the Upper-Tier REMIC or Lower-Tier REMIC.

          (d) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans.

          (e) In the event that the Trust Fund fails to qualify as a REMIC or loses its status as a REMIC as a result of the negligent performance by the Trustee of its duties herein the Trustee shall be liable to the Trust Fund for any damages, including any tax related liabilities, resulting therefrom; provided, however, that the Trustee shall not be liable for such liabilities
- - --------  -------
attributable to the action or inaction of the Depositor, the Master Servicer, the Special Servicer, any subservicer, the Holders of the Class R and Class LR Certificates or for any liability resulting from misinformation provided by the Master Servicer, the Special Servicer, any subservicer, the Holders of the Class R or the Class LR Certificates on which the Trustee has relied.

          SECTION 4.6 Imposition of Tax on the Upper-Tier REMIC or Lower-Tier REMIC.
                       -------------------------------------------------------

          Except as provided in Section 1.2(iii)(B), in the event that any tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on the Upper-Tier REMIC or Lower-Tier REMIC, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R Certificates (in the case of any tax imposed on the Upper-Tier REMIC) or the Class LR Certificates (in the case of any tax imposed on the Lower-Tier REMIC) on a pro rata basis; provided that any taxes imposed on any "net income from foreclosure property" received in accordance with the exception in the last sentence of Section 3.17(a) shall instead be charged against the related revenues with respect to each REO Property and shall be paid therefrom (until such taxes are paid, the Trustee being permitted to withdraw amounts in respect of such taxes from the Collection Account from time to time and segregated by the Trustee in a separate non-interest bearing account, to the extent necessary to pay such taxes, and to remit to the Collection Account the excess from time to time of the amount in such separate account over the amount necessary to pay such taxes). The Paying Agent is hereby authorized to and shall retain from amounts otherwise distributable to the Holders of the Class R or Class LR Certificates, as the case may be, sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by the Upper-Tier REMIC or Lower-Tier REMIC (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of such tax, the Trustee is hereby authorized to and shall segregate, into a separate non-interest bearing account, the net income from any "prohibited transaction" and use such income, to the extent necessary, to pay such tax, provided that, to the extent that any such income is paid to the Internal Revenue Service, the Trustee shall retain an equal amount from future amounts otherwise distributable to the Holders of Class R or Class LR Certificates and shall distribute such retained amounts to the Holders of Class A, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates, as applicable, to the extent they are fully reimbursed and then to the Holders of Class R or Class LR

Certificates, as the case may be. The Master Servicer or the Special Servicer shall not be responsible for any taxes imposed on the Upper-Tier REMIC or Lower-Tier REMIC provided that it acts in accordance with the servicing standards and requirements of this Agreement; provided, that the Master Servicer or the Special Servicer, as the case may be, shall reimburse to the Holder of the Class R or Class LR Certificates the amount of any such taxes retained from such Holders, or shall deposit to the Collection Account any such amount not so retained, imposed on the Upper-Tier REMIC or Lower-Tier REMIC as a result of its acting other than in accordance with the servicing standards and requirements of this Agreement.

          SECTION 4.7    Appraisal Reductions.
                         ---------------------

          (a) On the earliest of (i) the effective date of any modification of the stated maturity (excluding an extension of the stated maturity on any Mortgage Loan that has not been more than 30 days delinquent more than once during the preceding 12 months), Payment Rate, Mortgage Interest Rate, principal balance or amortization terms (each, a "Payment Term" of any Mortgage Loan),
(ii) 60 days after the occurrence of any delinquency in any payment with respect to a Mortgage Loan if such delinquency continues uncured for such 60 day period or remained uncured immediately prior to modification of a Payment Term of such Mortgage Loan, (iii) the date 60 days after a receiver is appointed in respect of such Mortgaged Property or (iv) the date a Mortgaged Property becomes an REO Account Property, the Special Servicer(in the case of a Mortgage Property relating to a Specially Serviced Mortgage Loan, except with respect to Mortgage Loans #95, #135, #136, #137, #138 and #139, for which the Master Servicer will act as Special Servicer) or the Master Servicer (in the case of any other Mortgaged Property) will, within 45 days after an event described in clause (i),
(ii), (iii) or (iv) above has occurred, obtain an appraisal of the related Mortgage Property or REO Account Property from an Independent appraiser who is a member of the American Institute of Real Estate Appraisers. Such appraisal shall be on an "as is" basis and shall be prepared in accordance with the Code of Ethics and Standards of Professional Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice. Such appraisal shall be updated annually by the Independent Appraiser for so long as the Mortgage Loan or REO Mortgage Loan is outstanding; provid-ed, that, such update may be in the form of a letter from an Independent appraiser. The cost of any such appraisal or update thereof shall be an expense of the Trust Fund. If no such appraisal has been obtained prior to the later of
(x) the first Distribution Date on or after the date on which an event described in clause (i), (ii), (iii) or (iv) above has occurred and (y) 30 days after the date on which such an event has occurred, the Master Servicer or Special Servicer, as applicable, shall be required to estimate the value of such Mortgaged Properties or REO Account Properties (such estimate, the "Appraisal Reduction Estimate") and such estimate shall be used for purposes of the Appraisal Reduction. The Appraisal Reduction Estimate shall be based on the income approach calculated using the formula in the most recent appraisal of the related Mortgaged Property and the most recent operating statements provided by the Borrower discounted by a capitalization rate of 16%. On the first Distribution Date occurring on or after the delivery of such appraisal, the Master Servicer or Special Servicer, as applicable, shall be required to adjust the Appraisal Reduction to take into account such appraisal (regardless of whether such appraisal is higher or lower than the Appraisal Reduction Estimate).

          (b) The Class ASER Amount shall be allocated first to the Class G Certificates, second to the Class F Certificates, third to the Class E Certificates, fourth to the Class D Certificates, fifth to the Class C Certificates and sixth to the Class B Certificates, in reduction of the Accrued Certificate Interest of such Classes.

          (c) On each Distribution Date, the Certificate Principal Amount of each of the Class B, Class C, Class D, Class E, Class F and Class G Certificates shall be increased by the amount of any Class ASER Amount for such Class with respect to such Distribution Date.

          SECTION 4.8  Adjustment of Servicing Fees.
                       -----------------------------

          The total Servicing Fee payable to the Servicer for any Due Period shall be increased or reduced, as the case may be, by the Servicing Fee Adjustment for such Due Period. In the event that the Servicing Fee Adjustment for any Due Period exceeds the Servicing Fee for such Due Period, the Servicer shall advance the shortfall.

                                   ARTICLE V

                                THE CERTIFICATES

          SECTION 5.1  The Certificates.
                       -----------------

          The Certificates consist of the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class X-1 Certificates, the Class X-2 Certificates, the Class R Certificates and the Class LR Certificates. The Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class X-1, Class X-2, Class R and Class LR Certificates will be substantially in the forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10 and A-11, respectively. Except as otherwise expressly provided herein, the Certificates of each Class will be issuable in registered form only in dollar denominations as described in the following three paragraphs. Each Certificate will share ratably in all rights of the related Class.

          The Class A, Class B, Class C and Class D Certificates shall be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Beneficial Owners will hold interests in the Class A, Class B, Class C and Class D Certificates through the book-entry facilities of the Depository in one or more registered, definitive physical certificates, the minimum denominations, integral multiples in excess thereof and aggregate denominations (expressed in each case in terms of initial Certificate Principal Amount) as set forth in the following table.

          The Class R, Class LR, Class E, Class F and Class G Certificates shall be issued in one or more registered, definitive physical certificates in the minimum denominations, integral multiples in excess thereof and aggregate denominations per Class (expressed in each case in terms of initial Certificate Principal Amount) as set forth in the following table.



                                               Aggregate
                                Integral     Denominations
                               Multiples        of all
                 Minimum      in Excess of   Certificates
   Class      Denomination*     Minumum        of Class
- - ----------------------------------------------------------
      A            $500,000         $1,000     $69,177,000
      B            $500,000         $1,000     $ 8,718,000
      C            $500,000         $1,000     $ 7,593,000
      D            $500,000         $1,000     $ 5,062,000
      E            $500,000         $1,000     $11,811,000
      F            $500,000         $1,000     $ 4,500,000
      G            $500,000         $1,000     $ 5,624,255
      R            $  1,000         $1,000     $     1,000
      LR           $  1,000         $1,000     $     1,000


* Except that one Certificate for each Class may be issued in a different denomination to accommodate the remainder of the initial Certificate Principal Amount.

               The Class X Certificates shall each be issuable in one or more registered, definitive physical certificates in minimum Percentage Interests of 1% and integral multiples thereof, aggregating the entire 100% Percentage Interest in each such Class.

               The rights of Beneficial Owners with respect to Class A Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except under the circumstances set forth below, Beneficial Owners of Class A Certificates shall not be entitled to physical certificates for such Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as the authorized representative of the Beneficial Owners with respect to the Class A Certificates shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Certificate Registrar may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the written consent of the Depositor and the Certificate Registrar, no Class A Certificates may be transferred by the Depository except to a successor Depository that agrees to hold such Certificate for the account of the Beneficial Owners.

          In the event The Depository Trust Company resigns or is removed as Depository, the Trustee, with the approval of the Depositor, may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to definitive physical certificates representing the Class A Certificates it beneficially owns.

          No owner of a beneficial interest in a Class A Certificate will be entitled to receive a certificate representing such owner's interest in such Certificate except in the event that definitive certificates are issued for the Class A Certificates only as provided herein. Class A Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Certificateholders or their nominees ("definitive certificates") (subject to the minimum denominations set forth in the table in this Section 5.1 and the wire transfer restrictions set forth in Section 4.2(b)) rather than to the Depository or its nominee, if (i) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through the Depository.

          Upon the occurrence of either of the events described in clause (i) or
(ii) of the immediately preceding paragraph, the Depository pursuant to its rules is required to notify all participants of the availability through the Depository of definitive certificates for the Certificateholders. Upon surrender by the Depository of the certificate or certificates representing the Class A Certificates, together with instructions for re-registration, the Trustee will issue (or cause to be issued) to the Certificateholders identified in such instructions the definitive certificates to which they are entitled, and thereafter the Trustee, the Paying Agent and the Certificate Registrar will recognize the Holders of such definitive certificates as Certificateholders under this Agreement.

          Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed and authenticated by the Trustee or the Authenticating Agent and delivered to or upon the order of the Depositor. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or the Authenticating Agent by an authorized officer or signatory. Certificates bearing the signatures of individuals who were at any time the proper officers or signatories of the Trustee or the Authenticating Agent shall bind the Trustee or the Authenticating Agent notwithstanding that such individuals or any of them have ceased to hold such offices or positions prior to the delivery of such Certificates or did not hold such offices or positions at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10 and A-11 executed by the Trustee or the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 5.2    Certificate Registrar.
                         ----------------------

          The Trustee shall be the Certificate Registrar.

          SECTION 5.3    Registration of Transfer and Exchange of Certificates.
                         ------------------------------------------------------

          (a) The Certificate Registrar shall keep a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of transfers and exchanges of Certificates as herein provided.

          (b) As a condition to the registration of any transfer, sale, pledge or other disposition of a Certificate other than the Class A, the prospective transferee of such a Certificate shall deliver to the Depositor, the Certificate Registrar and the Trustee an affidavit substantially in the form attached hereto as Exhibit H-1 (an "ERISA Transfer Affidavit") stating whether such transferee is a Benefit Plan Investor. No transfer, sale, pledge or other disposi-tion of such a Certificate shall be made to any Benefit Plan Investor, and the Certificate Registrar shall not register any such transfer, sale, pledge or other disposition to a Benefit Plan Investor unless the Depositor, the Certificate Registrar and the Trustee are provided with a certification and Opinion of Counsel which establish to the satisfaction of the Depositor, the Certificate Registrar and the Trustee that such disposition will not violate or result at any time in a prohibited transaction under ERISA or Section 4975 of the Code or, if the entity to which such transfer, sale, pledge, or other disposition is to be made is an insurance company, a representation that the prospective transfer, sale, pledge, or other disposition is to an "insurance company general account" (as such term is defined in Section V(e) or Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the acquisition and holding of such Certificate is covered under PTCE 95-60. For purposes of this
Section 5.3, the term "Benefit Plan Investor" means (A) any employee benefit plan as defined in Section 3(3) of ERISA, whether or not it is subject to Title I of ERISA, (B) any plan described in Section 4975(e)(1) of the Code, (C) any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of ERISA or Section 4975 of the Code or (D) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. (S)251.3-101). The costs of any of the foregoing certifications or Opinions of Counsel shall not be charged to either the Depositor, the Master Servicer, the Special Servicer, the Certificate Registrar, the Trustee, the Fiscal Agent or the Trust Fund. Any transfer, sale, pledge or other disposition of such a Certificate to a Benefit Plan Investor that would violate or result in a prohibited transaction under ERISA or Section 4975 of the Code shall be deemed absolutely null and void.

          (c) By acceptance of any Certificate, the Holder thereof specifically agrees with the Depositor, the Certificate Registrar and the Trustee that no transfer of such Certificate shall be made unless the registration requirements of the Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Act because the transfer satisfies one of the following: (A) if by the Initial Purchaser (1) such transfer is in compliance with Rule 144A under the Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Act or (2) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Act provided by Rule 144 under the Act (if available and upon delivery of an Opinion of Counsel in form and substance satisfactory to the Trustee if requested by the Trustee and the Certificate Registrar) and (B) if by subsequent investors, as set forth in (A) above and in addition, to an institutional accredited investor as defined in rule 501(a)(1),
(2), (3) or (7) of Regulation D promulgated under the Act in a transaction exempt from the registration requirements of the Act and such transfer is in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Certificate Registrar and Trustee shall require the transferee referred to in the preceding clause (A) or (B) to execute and deliver to the Paying Agent an Investment Letter substantially in the form attached as Exhibit L hereto.

          The Trustee shall make available to the prospective transferor and transferee information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

          (i)    this Agreement and any amendments hereto;

          (ii) with respect to the transfer of the Class A, Class B, Class C and Class R Certificates, the Offering Circular relating to such Certificates dated March 27, 1996 and any amendments or supplements thereto;

          (iii)  all prior Distribution Date statements prepared pursuant to
                 Section 4.3 hereof;

          (iv) all prior Quarterly Mortgage Loan Characteristics Summaries prepared pursuant to Section 4.3 hereof; and

          (v) such other information as is reasonably available to the Trustee in order to com-ply with requests for information pursuant to Rule 144A under the Act.

          None of the Depositor, the Master Servicer, the Special Servicer, the Certificate Registrar or the Trustee is under an obligation to register any Certificate under the Act or any other securities law.

          (d) Each Person who has or acquires any Ownership Interest shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions:

              (i) Each Person acquiring or holding any Ownership Interest shall be a Permitted Transferee and shall not acquire or hold such Ownership Interest as agent (including a broker, nominee or other middleman) on behalf of any Person that is not a Permitted Transferee. Any such Person shall promptly notify the Certificate Registrar of any change or impending change in its status (or the status of the beneficial owners of such Ownership Interest) as a Permitted Transferee. Any acquisition described in the first sentence of this Section 5.3(d)(i) by a Person who is not a Permitted Transferee or by a Person who is acting as an agent of a Person who is not a Permitted Transferee shall be void and of no effect, and the immediately preceding owner who was a Permitted Transferee shall be restored to registered and beneficial ownership of the Ownership Interest as fully as possible.

              (ii) No Ownership Interest may be Transferred, and no such Transfer shall be registered by the Certificate Registrar in the Certificate Register, without the express written consent of the Certificate Registrar, and the Certificate Registrar shall not recognize the Transfer, and such proposed Transfer shall not be effective, with-out such consent with respect thereto. In connection with any proposed Transfer of any Ownership Interest, the Certificate Registrar shall, as a condition to such consent, require delivery to it, in form and substance satisfactory to it, and the proposed transferee shall deliver to the Certificate Registrar, an affidavit in substantially the form attached as Exhibit H-2 (a "Transfer Affidavit") of the proposed transferee (A) that such transferee is a Permitted Transferee, (B) setting forth the statement of the proposed transferee that (i) the proposed transferee has historically paid its debts as they came due and intends to pay its debts as they come due in the future, (ii) the proposed transferee understands that it may incur tax liabilities in excess of cash flows generated by the Ownership Interest, (iii) the proposed transferee intends to pay taxes associated with holding the Ownership Interest as they become due and (iv) the proposed transferee will not transfer the Ownership Interest to any Person who does not provide a similar affidavit, and (C) containing an express agreement by the proposed transferee to be bound by and to abide by the provisions of this
                     Section 5.3, accompanied, except upon initial issuance, by a letter in substantially the form attached as Exhibit H-3 (a "Transferor Acknowledgement") of the proposed transferor that the transferor has reviewed the Transfer Affidavit and has (i) no actual knowledge that such affidavit is not true and (ii) no reason to know that the transferee has not paid its debts as they come due or intends not to pay taxes associated with holding the Class R or Class LR Certificate, as the case may be, as they come due.

              (iii) Notwithstanding the delivery of a Transfer Affidavit by a proposed transferee under clause (ii) above, if a responsible officer of the Certificate Registrar has actual knowledge that the proposed transferee is not a Permitted Transferee or has reason to know that the statement made by the proposed transferee pursuant to clause (ii)(B) above is in any respect false, no Transfer to such proposed transferee shall be effected and such proposed Transfer shall not be registered on the Certificate Register.

              (iv) Each Person holding or acquiring any Ownership Interest shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to Transfer any Ownership Interest and (B) not to Transfer any Ownership Interest or to cause the Transfer of any Ownership Interest to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or is an agent (including a broker, nominee or other middleman) for, or will be holding any Ownership Interest on behalf of, a Person that is not a Permitted Transferee.

          Upon notice to the Certificate Registrar that there has occurred a Transfer to any Person that is a Disqualified Organization or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, the Certificate Registrar and the Trustee agree to furnish to the Internal Revenue Service, the transferor of such Ownership Interest or such agent such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including but not limited to, the present value of the total anticipated excess inclusion income with respect to a Class R or Class LR Certificate (or portion thereof) for periods after such Transfer.
At the election of the Certificate Registrar and the Trustee, the Certificate Registrar and the Trustee may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent referred to above; provided,
                                                                  --------
however, that such persons shall in no event be excused from furnishing such
- - -------
information to the Internal Revenue Service and to the Transferor or agent thereof.

          (e) Upon surrender for registration of transfer of any Certificate (and, with respect to any Certificate subject to restrictions on transfer pursuant to this Section 5.3, upon compliance with any provisions of this Agreement relating to such transfer) held in physical certificate form at the office of the Certificate Registrar or at the office of its agent in the City of New York, the Trustee or the Authenticating Agent shall execute and authenticate, and the Certificate Registrar shall deliver, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of a like aggregate Percentage Interest and dated the date of authentication by the Authenticating Agent. The Trustee initially appoints IBJ Schroder Trust Bank, Stock Transfer Department, One State Street Plaza, New York, New York 10015, as its presenting agent in New York City for said purpose.

          (f) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of the same class of authorized denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar or the office of its agent in the City of New York. In addition, any Class R or Class LR Certificate issued on the Closing Date may thereafter be exchanged for a new Class R or Class LR Certificate respectively upon surrender of such initially issued Class R or Class LR Certificate at the office of the Certificate Registrar or the office of its agent in the City of New York. Whenever any Certificates are so surrendered for exchange, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (g) The Certificate Registrar shall require that every Certificate presented or surrendered for registration of transfer or exchange be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or such Person's attorney duly authorized in writing.

          (h) No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

          (i) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Certificate Registrar's retention policy then in effect, all Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Master Servicer or the Depositor as to such retention or destruction.

          SECTION 5.4    Mutilated, Destroyed, Lost or Stolen Certificates.
                         --------------------------------------------------

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them and the Depositor, the Master Servicer, the Special Servicer and the Originator harmless, then, in the absence of actual knowledge by a Responsible Officer of the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.5  Persons Deemed Owners.
                       ----------------------

          Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent, the Depositor, the Special Servicer and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections
4.2 and for all other purposes whatsoever, and neither the Master Servicer, the Trustee, the Certificate Registrar, any Paying Agent, the Depositor, the Special Servicer nor any agent of any of them shall be affected by notice to the contrary.

          SECTION 5.6    Appointment of Paying Agent.
                         ----------------------------

          The Trustee shall initially be the Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.1. The Trustee shall cause such Paying Agent, if other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders or disposed of as otherwise provided herein. The Trustee hereby accepts its appointment as Paying Agent and agrees to perform its duties in accordance with the terms of this Agreement.

          SECTION 5.7    Access to Certificateholders' Names and Addresses.
                         --------------------------------------------------

          (a) If any Certificateholder (for purposes of this Section 5.7, an "Applicant") applies in writing to the Certificate Registrar, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Certificate Registrar shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Distribution Date.

          (b) Every Certificateholder, by receiving and holding such list, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.8    Actions of Certificateholders.
                         ------------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Depositor, the Master Servicer or the Special Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor, the Master Servicer and the Special Servicer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (d) The Trustee may require such additional proof of any matter referred to in this Section 5.8 as it shall deem necessary.

                                   ARTICLE VI

                     THE DEPOSITOR, THE MASTER SERVICER AND
                              THE SPECIAL SERVICER

          SECTION 6.1 Liability of the Depositor, the Master Servicer and the Special Servicer.
                         -------------------------------------------------------

          The Depositor, the Master Servicer and the Special Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement.

          SECTION 6.2 Merger or Consolidation of the Special Servicer or the Master Servicer.
                         ------------------------------------------------------

          Subject to the following paragraph, each of the Special Servicer and the Master Servicer will keep in full effect its existence, rights and good standing as a corporation under the laws of the jurisdiction of its incorporation and will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent such compliance is necessary to perform its obligations in accordance with the terms of this Agreement. Any successor Special Servicer or Master Servicer will keep in full effect its existence, rights and good standing under the laws of its jurisdiction or organization and will not jeopardize its ability to do business in each jurisdiction in which the Mortgaged Properties are located to the extent such compliance is necessary to perform its respective duties under this Agreement.

          The Special Servicer or the Master Servicer, as the case may be, may, upon notice to the Rating Agencies and written confirmation as provided below, be merged into or consolidated with any Person, or transfer all or substantially all of its assets to any Person; provided, however, that each Rating Agency's
                                 --------  -------
rating or ratings of any outstanding rated Class of Certificates in effect immediately prior to such merger or consolidation or transfer of assets will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency delivered to the Trustee). The Master Servicer or the Special Servicer, as applicable, shall promptly inform each other and the Trustee in writing of any such merger, consolidation or transfer.

          SECTION 6.3 Limitation on Liability of the Depositor, the Master Servicer, the Special Servicer and Others.
                         ----------------------------------------------------

          Neither the Depositor, the Master Servicer, the Special Servicer nor any of the directors, officers, employees or agents of them shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision
                                      --------  -------
shall not protect the Depositor, the Master Servicer or the Special Servicer or any such Person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Depositor, the Master Servicer or the Special Servicer pursuant to Section 3.1 or any other Section hereof, or against any liability which would otherwise be imposed by reason of bad faith, willful misfeasance or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie,
                                                                   ----- -----
is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Trust shall indemnify the Master Servicer and the Special Servicer and any director, officer, employee or agent of the Master Servicer and the Special Servicer and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any pending or threatened legal action relating to (i) this Agreement, the Mortgage Loans or REO Property, if such legal action is incidental to, or arises from, the Master Servicer or Special Servicer, as the case may be, serving in such capacity under this Agreement, (ii) any defect in any Mortgage Loan or related documents as of the Cut-Off Date, (iii) in the case of the Master Servicer, any action taken based on information provided by the Special Servicer, and (iv) any action taken by the Master Servicer or the Special Servicer, as the case may be, in accordance with instructions delivered in writing to the Master Servicer or the Special Servicer, as the case may be, by the Trustee or, in the case of the Special Servicer or by the Master Servicer, pursuant to any provision of this Agreement, in each case other than any loss, liability or expense incurred by reason of the Master Servicer's or the Special Servicer's, as the case may be, breach of any representation, warranty or covenant in this Agreement, by reason of the Master Servicer's or the Special Servicer's, as the case may be, willful misfeasance, bad faith or negligence in the performance of its obligations and duties under this Agreement or by reason of the Master Servicer's or the Special Servicer's, as the case may be, reckless disregard of its obligations and duties under this Agreement. Neither the Depositor, the Master Servicer nor the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and in its opinion does not expose it to any material expense or liability for which it is not entitled to reimbursement hereunder; provided, however, that the Depositor, the
                                     --------  -------
Master Servicer or the Special Servicer, as applicable, may in its sole discretion undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the Certificateholders hereunder. In such event, any reasonable legal expenses and costs of such action shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.6 of this Agreement;

provided, however, that the Master Servicer shall be under no duty to
- - --------  -------
recalculate or otherwise verify the amount of such reimbursement.

          The right of each of the Master Servicer and the Special Servicer to indemnification and reimbursement pursuant to this Section 6.3 shall survive any resignation or termination of the Master Servicer or the Special Servicer, respectively, pursuant to this Agreement.

          SECTION 6.4 Limitation on Resignation of the Master Servicer and the Special Servicer.
                         -----------------------------------------------------

          Each of the Master Servicer and the Special Servicer may assign its respective rights and delegate its respective duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be reasonably satisfactory to the Trustee, the Master Servicer (in the case of the Special Servicer) and the Depositor, (B) shall be either (1) an established housing and home finance institution, bank, real estate investment trust or mortgage servicing institution having a net worth of not less than $20,000,000 organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or (2) acceptable to each of the Rating Agencies as evidenced by a letter from each of the Rating Agencies to the Trustee, and (C) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or the Special Servicer, as the case may be, under this Agreement from and after the date of such agreement; (ii) as evidenced by a letter from each Rating Agency delivered to the Trustee, the Rating Agency's rating or ratings of any outstanding rated Classes of Certificates in effect immediately prior to such assignment, sale or transfer will not be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer; (iii) the Master Servicer or the Special Servicer, as the case may be, shall not be released from its obligations under this Agreement that arose prior to (or out of acts or omissions prior to) the effective date of such assignment and delegation under this Section 6.4; and (iv) the rate at which the Servicing Fee and the Special Servicer Fee, (or any component thereof) is calculated shall not exceed the rate then in effect. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Master Servicer or Special Servicer hereunder.

          Except as provided in this Section 6.4, neither the Master Servicer nor the Special Servicer shall resign from its respective obligations and duties hereby imposed on it except (i) in the case of the Special Servicer, upon appointment of a successor Special Servicer and receipt by the Trustee and the Master Servicer of a letter from each Rating Agency that such resignation and appointment will not, in and of itself, result in a qualification, downgrading or withdrawal of the ratings of any outstanding rated Class of Certificates or
(ii) in the case of the Master

Servicer or Special Servicer, upon determination that its duties hereunder are no longer permissible under applicable law and in such case the Trustee, in the case of the Master Servicer, and the Master Servicer, in the case of the Special Servicer, will use its best efforts to appoint a successor that will not in and of itself, result in a qualification, downgrading or withdrawal of the ratings of any outstanding rated class of Certificates as evidenced in writing. Any such determination permitting the resignation of the Master Servicer or the Special Servicer shall be evidenced by an Opinion of Counsel (obtained at the resigning party's expense) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's or the Special Servicer's, as applicable, responsibilities, duties, liabilities and obligations hereunder.

          SECTION 6.5 Rights of the Depositor and the Trustee in Respect of the Master Servicer and the Special Servicer.
                         -----------------------------------------------------

          Each of the Master Servicer and the Special Servicer shall afford the Depositor, the Rating Agencies and the Trustee, upon reasonable notice and during normal business hours, access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request, each shall furnish to the Depositor and the Trustee its most recent financial statements and such other information in its possession regarding its business, affairs, property and condition, financial or otherwise as the party requesting such information, in its reasonable judgment, determines to be relevant to the performance of the obligations hereunder of the Master Servicer or the Special Servicer, as the case may be. The Depositor may, but is not obligated to, enforce the obligations of each of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of such Person hereunder or exercise its rights hereunder, provided that the Master Servicer or the Special Servicer, as the case may be, shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

          SECTION 6.6    Certain Rights of the Master Servicer and Special
                         Servicer.
                         -------------------------------------------------

          Except as otherwise provided herein:

          (a) the Master Servicer and the Special Servicer, and any director, officer, employee or agent of the Master Servicer or the Special Servicer, may rely and shall be protected in, and shall not be liable for, acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Originator, the Depositor, the Master Servicer, the Special Servicer or the Trustee mentioned herein shall be sufficiently evidenced in writing;

          (c) the Master Servicer and the Special Servicer, and any director, officer, employee or agent of the Master Servicer or the Special Servicer, may at its own expense consult with counsel, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon; and

          (d) neither the Master Servicer nor the Special Servicer, nor any of their respective directors, officers, employees or agents, shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document delivered to it by the Originator, the Depositor, the Trustee, or the Master Servicer or the Special Servicer, as applicable, but in its discretion may make such further inquiry or investigation into such fact or matters as they may see fit.

          SECTION 6.7    Not Responsible for Recitals or Issuance of
                         Certificates.
                         -------------------------------------------

          The recitals contained herein and in the Certificates, except any such recitals relating to the Master Servicer, shall not be taken as statements of the Master Servicer, and the Master Servicer assumes no responsibility for their correctness. The Master Servicer makes no representation as to the validity (other than as against it) or sufficiency of this Agreement or of the Certificates.

          SECTION 6.8 Depositor, Special Servicer, Master Servicer, and Trustee to Cooperate.
                         -------------------------------------------------

          Each of the Depositor, the Master Servicer, the Special Servicer and the Trustee shall furnish such reports, certifications and information in its possession to any other party hereto as such party reasonably requests to enable it to perform its duties hereunder. Any party (other than the Rating Agencies) requesting information shall reimburse the party providing such information for reasonable out-of-pocket costs incurred in providing such information, if such information is not normally prepared as part of such party's duties under this Agreement.

                                  ARTICLE VII

                                    DEFAULT


          SECTION 7.1    Events of Default.
                         ------------------

          "Event of Default", wherever used herein, means any one of the following events:

 (i) (a) with respect to the Master Servicer, any failure by the Master Servicer to deposit in the Distribution Account for distribution to Certificateholders any amount required to be remitted by the Master Servicer, including a failure to make a required Servicing Advance or P&I Advance (other than Nonrecoverable Advances), at least one Business Day prior to the related Distribution Date, which failure is not caused by a failure of the Special Servicer, including a failure specified in clause (b) of this Section 7.1(i), and (b) with respect to the Special Servicer, any failure by the Special Servicer to remit to the Master Servicer for deposit in the Collection Account any remittance required to be made by the Special Servicer on the day such remittance is required to be made pursuant to this Agreement, and which failure is not caused by a failure of the Master Servicer, including a failure specified in clause (a) of this Section 7.1(i); or

 (ii) any failure on the part of the Master Servicer or the Special Servicer, as applicable, duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as applicable, contained in this Agreement which failure continues unremedied for a period of 30 days after the date which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as applicable, by the Depositor or the Trustee, and in each case, to the Depositor and the Trustee, by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; provided, however, that if the Master
                                         --------  -------
          Servicer or the Special

                                     VII-1

          Servicer, as applicable, can demonstrate to the reasonable satisfaction of the Trustee that the Master Servicer or the Special Servicer, as applicable, is diligently attempting to cure such breach, the cure period may be extended by the Trustee for a reasonable amount of time, which time period shall not exceed 30 days; or

 (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer, as applicable, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

 (iv) the Master Servicer or the Special Servicer, as applicable, shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or the Special Servicer, as applicable, or of or relating to all or substantially all of its property; or

 (v) the Master Servicer or the Special Servicer, as applicable, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

 (vi) any Event of Default as defined in the last sentence of Section 2.5(c) or of Section 2.6(c), respectively, shall have occurred and be continuing; or

                                     VII-2

  (vii) the Master Servicer or Special Servicer is no longer an approved Servicer by either Rating Agency;

then, (x) in the case of clauses (i) through (vi) above and in each and every such case, so long as such Event of Default shall not have been remedied (such cure period not to extend, with respect to clause (i) above only, beyond 10:00 a.m. Central time on the Distribution Date), the Trustee, in the case of an Event of Default by the Master Servicer or the Special Servicer, may, and at the written direction of the Holders of Certificates entitled to at least 25% of the aggregate Voting Rights of all Certificates the Trustee shall, by notice in writing to the Master Servicer (if it is the defaulting party) or to the Special Servicer (if it is the defaulting party), terminate all of the rights and obligations of the Master Servicer or the Special Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than any rights it may have hereunder as a Certificateholder and any rights or obligations that accrued prior to (or arose out of an action or omission prior to) the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and the right to the benefits of Section 6.3 notwithstanding any such termination), and (y) in the case of (A) clause (vii) above, at the written direction of the Holders of the next senior class of Certificates entitled to at least 51% of the aggregate Voting Rights of all such Certificates and (B) in the case of clause (viii) above, at the written direction of the Holders of the next senior class of Certificates entitled to at least 51% of the aggregate Voting Rights of all such Certificates, the Master Servicer shall by notice in writing to the Special Servicer terminate all of the rights and obligations of the Special Servicer (with a copy to the Trustee), as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than any rights it may have hereunder as a Certificateholder and any rights or obligations that accrued prior to (or arose out of an action or omission prior to) the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and the right to the benefits of Section 6.3 notwithstanding any such termination). On or after the receipt by the Master Servicer or the Special Servicer, as the case may be, of such written notice, all of its authori-

                                     VII-3
ty and power under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee in the case of the Master Servicer and the Trustee or the Master Servicer in the case of the Special Servicer pursuant to and under this Section, and, without limitation, the Trustee in the case of the Master Servicer and the Trustee or the Master Servicer in the case of the Special Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the defaulting Master Servicer or Special Servicer, as applicable, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each of the Master Servicer and the Special Servicer agrees in the event it is terminated pursuant to this Section 7.1 to promptly (and in any event no later than ten Business Days subsequent to such notice) provide, at its own expense, the Trustee, in the case of the Master Servicer, and the Master Servicer, in the case of the Special Servicer, with all documents and records requested by the Trustee, in the case of the Master Servicer, and the Trustee or the Master Servicer, in the case of the Special Servicer, then in its possession to enable the Trustee in the case of the Master Servicer and the Trustee or the Master Servicer in the case of the Special Servicer to assume its functions hereunder, and to cooperate with the Trustee and Master Servicer, as the case may be, and the successor in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer to the Master Servicer or the Trustee, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Collection Account (if it is then the defaulting party) and by the Special Servicer to any REO Account (if it is then the defaulting party) or thereafter be received with respect to the Mortgage Loans or any REO Account Property. All reasonable costs and expenses of the successor Master Servicer or Special Servicer incurred in connection with transferring the Mortgage Files to the successor Master Servicer or Special Servicer, as the case may be, and amending this Agreement to reflect such succession as Master Servicer or Special Servicer, as the case may be, pursuant to this Section 7.1 shall be paid by the predecessor Master Servicer or Special Servicer, other than

                                     VII-4
the Trustee as the case may be, upon presentation of reasonable documentation of such costs and expenses.

          SECTION 7.2 Trustee and Master Servicer to Act; Appointment of Successor.
                         --------------------------------------------------

          On and after the time the Master Servicer or the Special Servicer, as the case may be, receives a notice of termination pursuant to Section 7.1, the Trustee or the Master Servicer, as applicable, shall be its successor in all respects in its capacity as Master Servicer or Special Servicer, as applicable, under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Master Servicer or Special Servicer by the terms and provisions hereof; provided, however, that any failure to perform such duties or responsibilities caused by the terminated party's failure to provide information or monies required by
Section 7.1 shall not be considered a default by such successor hereunder. Without in any way limiting its other obligations as a successor Master Servicer, the Trustee hereby acknowledges that, as successor to the Master Servicer it shall make P&I Advances pursuant to Section 3.22 irrespective of any bankruptcy, insolvency or similar proceedings affecting the predecessor Master Servicer or the Borrower under the related Mortgage Loan subject to its determination that such Advance is not a Nonrecoverable Advance. The appointment of a successor Master Servicer or Special Servicer shall not affect any liability of the predecessor Master Servicer or Special Servicer, as applicable, which may have arisen (or which may relate to an act or omission which occurred) prior to its termination as Master Servicer or Special Servicer, as applicable. The Trustee or the Master Servicer, as applicable, shall not be liable for any of the representations and warranties of the Master Servicer or the Special Servicer, as applicable, herein or in any related document or agreement or for any acts or omissions of the predecessor Master Servicer or Special Servicer nor shall the Trustee or the Master Servicer, as applicable, be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee as successor Master Servicer pursuant to this Section 7.2 shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Collection Account if the Master Servicer had continued to act

                                     VII-5
hereunder, and the Trustee or the Master Servicer, as applicable, as successor to the Special Servicer shall be entitled to the Special Servicer Fees to which the Special Servicer would have been entitled if the Special Servicer had continued to act hereunder. Notwithstanding the above, the Trustee or the Master Servicer, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 66 2/3% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution which is not a Disqualified Organization acceptable to each Rating Agency (such acceptance indicated by the written confirmation from the Rating Agencies that such appointment will not result in a downgrade or withdrawal of the rating then assigned to any Class of Certificates), and, in the case of an appointment of a Special Servicer, the Trustee or the Master Servicer as the successor to the Master Servicer or the Special Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer hereunder. No appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption by the successor to the Master Servicer or the Special Servicer of all its responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, unless the Trustee or the Master Servicer, as applicable, shall be prohibited by law from so acting (in which event the outgoing Master Servicer or Special Servicer shall continue to act as such until a successor is appointed), the Trustee or the Master Servicer, as applicable, shall act in such capacity as herein provided above. In connection with such appointment and assumption described herein, the Trustee or the Master Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such
                                            --------  -------
compensation shall be in excess of that permitted the terminated party hereunder. The Depositor, the Trustee, the Custodian, if any, the Master Servicer or the Special Servicer (whichever is not the terminated party) and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                                     VII-6

          SECTION 7.3    Notification to Certificateholders.
                         -----------------------------------

          (a) Upon any termination pursuant to Section 7.1 above or appointment of a successor to the Master Servicer or the Special Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

          (b) Within 60 days after the occurrence of any Event of Default known to a Responsible Officer of the Trustee (five days in the case of an Event of Default under Section 7.1(i)), the Trustee shall transmit by mail to all Holders of Certificates notice of such Event of Default, unless such Event of Default shall have been cured or waived.

          SECTION 7.4    Other Remedies of Trustee.
                         --------------------------

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.1, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and protect the interests of, and enforce the rights and remedies of, the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission or failure to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

          SECTION 7.5    Waiver of Past Events of Default.
                         ---------------------------------

          The Holders of Certificates evidencing not less than 66 2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all Holders of Certificates, waive any default by the Master Servicer or the Special Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Collection Account in the

                                     VII-7
case of the Master Servicer or the REO Account in the case of Special Servicer, or in remitting payments as received to the Master Servicer by the Special Servicer, in each case in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 7.6    Effects of Transfer.
                         --------------------

          After the transfer of the duties of the Master Servicer or the Special Servicer, pursuant to Section 6.2, 6.4, 7.1 or 7.2 of this Agreement, the replaced Master Servicer or Special Servicer, as the case may be, shall have no further obligations with respect to the management, administration or collection of the Mortgage Loans, but shall remain entitled to compensation or other amounts due under this Agreement to it that had already accrued prior to such transfer.

          SECTION 7.7    Fiscal Agent or Trustee as Maker of Advances.
                         ---------------------------------------------

               (a) In the event that the Master Servicer or the Special Servicer, as the case may be, fails to fulfill its obligations hereunder to make any P&I Advances or Servicer Advances, the Trustee, or successor Master Servicer or Special Servicer, as the case may be, shall, subject to a determination of recoverability as described below, in the case of P&I Advances, perform such obligations within one Business Day of such failure by the Master Servicer or the Special Servicer, as the case may be, but in no event later than 12:00 noon (Eastern Standard Time) on the related Distribution Date, and, in the case of Servicer Advances, perform such obligations within five Business Days of (i) receipt of notice of such failure by the Master Servicer or the Special Servicer, as the case may be or (ii) the date on which a Responsible Officer has actual knowledge of such an advance not being made and, with respect to any such P&I Advance or Servicer Advance made by the Trustee, the Trustee shall succeed to all of the Master Servicer's or the Special Servicer's rights with respect to P&I Advances and Servicer Advances and the accrued and unpaid interest thereon at the Advance Rate hereunder, including, without limitation, the Master Servicer's or the Special Servicer's, as the case may

                                     VII-8
be, rights of reimbursement (without regard to any impairment of any such rights of reimbursement caused by such Master Servicer's or Special Servicer's default in its obligations hereunder); provided, however, that if P&I Advances or
                               --------  -------
Servicer Advances made by the Trustee, the Fiscal Agent, the Master Servicer and Special Servicer, as the case may be, shall at any time be outstanding, or any amounts of interest thereon at the Advance Rate shall be accrued and unpaid, all amounts available to repay such P&I Advances or Servicer Advances and interest thereon shall be applied entirely to the such P&I Advances or Servicer Advances outstanding to the Trustee and the Fiscal Agent, until such P&I Advances or Servicer Advances shall have been repaid in full, together with all amounts of interest accrued thereon at the Advance Rate. In connection with making any P&I Advances or Servicer Advances hereunder, the Trustee shall be entitled to conclusively rely on any Officer's Certificate evidencing a determination by the Master Servicer or the Special Servicer, as the case may be, that such P&I Advance or Servicer Advance is a Nonrecoverable Advance or the Trustee may make its own determination that such P&I Advance or Servicer Advance is a Nonrecoverable Advance; provided, however, that such determination shall be evidenced by an Officer's Certificate delivered to the Depositor.

     (b) In the event that the Trustee fails to fulfill its obligations hereunder to make any P&I Advances or Servicer Advances following the failure of the Master Servicer or the Special Servicer, as the case may be, to make a P&I Advance or Servicer Advance, the Fiscal Agent shall, subject to a determination of recoverability as described below, in the case of P&I Advances, perform such obligations within one Business Day of such failure by the Master Servicer or the Special Servicer, as the case may be, and on the same day of such Trustee failure, but in no event later than 1:00 p.m. (Eastern Standard Time) on the related Distribution Date, in the case of Servicer Advances, perform such obligations no later than the day on which the Trustee is required to have made such Servicer Advance and, with respect to any such P&I Advance or Servicer Advance made by the Fiscal Agent, the Fiscal Agent shall succeed to all of the Trustee's rights with respect to any such P&I Advance or Servicer Advance hereunder, including, without limitation, the Trustee's rights of reimbursement of such P&I Advances and Servicer Advances plus interest thereon at the Advance Rate (without regard to any impairment of any such rights of

                                     VII-9
reimbursement caused by such Trustee's default in its obligations hereunder). The Fiscal Agent shall be entitled to conclusively rely on any Officer's Certificate evidencing a determination by the Master Servicer, the Special Servicer or the Trustee, as the case may be, that such P&I Advance or Servicer Advance is a Nonrecoverable Advance or the Fiscal Agent may make its own determination that such P&I Advance or Servicer Advance is a Nonrecoverable Advance; provided, however, that such determination shall be evidenced by an Officer's Certificate delivered to the Depositor.

     (c) In the event the Trustee, as acting Master Servicer or Special Servicer, as the case may be, and/or the Fiscal Agent makes any P&I Advance or Servicer Advance, the successor Master Servicer or Special Servicer, as the case may be, shall upon the effectiveness of its appointment reimburse the Trustee and/or the Fiscal Agent for any and all outstanding P&I Advances and Servicer Advances made thereby, together with any and all accrued and unpaid interest at the Advance Rate thereon, and the successor Master Servicer or Special Servicer, as the case may be, shall succeed to all of the rights of reimbursement of the Trustee and the Fiscal Agent with respect thereto.

                                     VII-10

                                  ARTICLE VIII

                  CONCERNING THE TRUSTEE AND THE FISCAL AGENT

          SECTION 8.1    Duties of Trustee.
                         ------------------

          The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiver of all Events of Default which may have occurred or been waived, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge shall have occurred (which has not been cured or waived), the Trustee, subject to the provisions of Section 7.1, 7.2, 7.4 and 7.5, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however,
                                                             --------  -------
that prior to the occurrence of any Event of Default, the Trustee shall be under no obligation to recalculate, verify or recompute any information provided to it hereunder by the Depositor, the Master Servicer, the Special Servicer or others. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee shall provide notice thereof to the Certificateholders.

     Subject to Section 8.2, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:
                                                --------  -------

                                     VIII-1

 (i) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, reports or opinions furnished to the Trustee that conform to the requirements of this Agreement;

 (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

 (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights (or such other percentage as is specified herein) of each affected Class, or of the aggregate Voting Rights of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

 (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer or the Special Servicer to comply with the obligations of the Master Servicer or the Special Servicer referred to in clause
          (i) or clause (ii) of Section 7.1, or of any breach referred to in clause (vi) of Section 7.1, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or breach.

                                     VIII-2

     SECTION 8.2    Certain Matters Affecting the Trustee.
                    -------------------------------------

     (a) Except as otherwise provided in Section 8.1:

            (i) the Trustee may request and/or conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee may consult with counsel and any written advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

            (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing

                                     VIII-3
                    contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

            (iv) neither the Trustee nor any of its directors, officers, employees, Affiliates or agents shall be personally liable for any action taken, suffered or omitted by the Trustee in good faith and reasonably determined by the Trustee to be authorized or within the discretion or rights or powers conferred upon the Trustee by this Agreement;

            (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 51% (or such other percentage as is specified herein) of the Voting Rights of any affected Class; provided, however, that if the
                                                  --------  -------
                    payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this

                                     VIII-4

                    Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Master Servicer if an Event of Default shall have occurred and be continuing relating to the Master Servicer, and by the Special Servicer, if an Event of Default shall have occurred and be continuing relating to the Special Servicer, and otherwise by the Certificateholders requesting the investigation; and

            (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian other than the Originator or the Depositor. The Trustee shall not be liable or responsible for the misconduct or negligence of any of the Trustee's agents or attorneys or a custodian appointed with due care by the Trustee hereunder consistent with the preceding sentence or the actions of the Master Servicer, the Special Servicer, any Subservicer or the Depositor.

     (b) Following the Startup Day, the Trustee shall not, except as expressly required by any provision of this Agreement, accept any contribution of assets to the Trust Fund, the Upper-Tier REMIC or the Lower-Tier REMIC unless the Trustee shall have received an Opinion of Counsel, at the expense of the contributor of such assets to the Trust Fund, to the effect that the inclusion of such assets in the Upper-Tier REMIC or Lower-Tier REMIC will not cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates or Uncertificated Lower-Tier Interests are outstanding or subject the Upper-Tier REMIC or Lower-Tier REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                                     VIII-5

     (c) All rights of action under this Agreement or under any of the Certificates enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the Trustee's opinion repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer or the Special Servicer in accordance with the terms of this Agreement. Notwithstanding anything contained herein, the Trustee shall not be responsible and shall have no liability in connection with duties assumed by the Paying Agent, the Custodian, the Authenticating Agent and the Certificate Registrar hereunder, unless the Trustee is acting in any such capacity hereunder.

     The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan by the Originator pursuant to this Agreement or the Transfer Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

     SECTION 8.3    Trustee and Fiscal Agent Not Liable for Certificates,
                         Mortgage Loans.
                    ----------------------------------------------------

     The recitals contained herein and in the Certificates (other than the signature, if any, of the Trustee on the Certificates) and information contained in any offering document for the Certificates, except to the extent provided by the Trustee or the Fiscal Agent, shall not be taken as the statements of the Trustee or the Fiscal Agent, and

                                     VIII-6
neither the Trustee nor the Fiscal Agent assumes any responsibility for their correctness. Neither the Trustee nor the Fiscal Agent makes any representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature, if any, of the Trustee on the Certificates) or of any Mortgage Loan or related document. Neither the Trustee nor the Fiscal Agent shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard or other insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.2); the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.2); the validity of the assignment of any Mortgage Loan to the Trust Fund or of any intervening assignment; the completeness of any Mortgage File; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.2); the compliance by the Depositor, the Master Servicer or the Special Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's or the Fiscal Agent receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee or Fiscal Agent shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.2), the Special Servicer (other than if the Trustee shall assume the duties of the Special Servicer pursuant to Section 7.2), any subservicer or any Borrower; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.2), or any

                                     VIII-7
other action taken by the Master Servicer in the name of the Trustee, except to the extent such action is taken at the express written direction of the Trustee; the failure of the Master Servicer, the Special Servicer or any subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 7.2) or the Special Servicer (other than if the Trustee shall assume the duties of the Special Servicer pursuant to Section 7.2) unless the taking of such action is not permitted by the express terms of this Agreement; provided,
                                                                     --------
however, that the foregoing shall not relieve the Trustee of its obligation to
- - -------
perform its duties under this Agreement. Neither the Trustee nor the Fiscal Agent shall be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Master Servicer or the Special Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor, the Master Servicer or the Special Servicer, other than any funds held by the Trustee in accordance with Section 3.5(b). Neither the Trustee nor the Fiscal Agent shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer) or to record this Agreement. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate, to the extent permitted by applicable law, the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel to the effect, that such payment is not permitted by applicable law.

     The Trustee may request, and conclusively rely upon, an Officer's Certificate of the Master Servicer or the Special Servicer, as to whether any breach of a representation and warranty of the Master Servicer or the Special Servicer in Section 2.5 or 2.6, as the case may be, is susceptible to cure in all material respects.

                                     VIII-8

     SECTION 8.4    Trustee and Fiscal Agent May Own Certificates.
                    ---------------------------------------------

     The Trustee and the Fiscal Agent in its individual capacity or any other capacity may become the owner or pledgee of Certificates, and may deal with the Depositor, the Master Servicer and the Special Servicer in banking transactions, with the same rights it would have if it were not Trustee or Fiscal Agent as applicable.

     SECTION 8.5    Limitation on Liability of Trustee.
                    ----------------------------------

  (a) The Trustee and the Fiscal Agent, their affiliates and each of their respective directors, officers, employees and agents in their corporate capacity, shall be indemnified by amounts on deposit in the Collection Account and Distribution Account and held harmless against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures or expenses (including reasonable attorneys' fees) arising in respect of this Agreement (including, with respect to the Trustee, performance under Section 8.1 hereof) or the Certificates other than those resulting from bad faith or intentional misconduct, or negligence in the performance of its duties.

     (b) The Master Servicer agrees to indemnify each of the Trustee and the Fiscal Agent, its affiliates and each of their directors, officers, employees and agents (each an "Indemnified Party") in its corporate capacity from, and hold it harmless against, any and all losses, liabilities, damages, claims, penalties, fines, forfeitures or expenses (including reasonable attorneys' fees) resulting from the Master Servicer's negligence, bad faith or intentional misconduct in the performance of its duties under this Agreement except to the extent the Indemnified Party's own bad faith, willful misconduct or negligence is the cause of the loss, liability, damage, claim or expense.

     (c) The Special Servicer agrees to indemnify each of the Trustee and the Fiscal Agent, its affiliates and each of their directors, officers, employees and agents in its corporate capacity from, and hold it harmless against, any and all losses, liabilities, damages, claims, penalties, fines, forfeitures or expenses (including reasonable attorneys' fees) arising in respect of the Special Servicer's acts or omissions in connection with this Agreement or the Certificates except to the extent the

                                     VIII-9

Trustee's own bad faith, willful misconduct or negligence is the cause of the loss, liability, damage, claim or expense.

     (d) This Section 8.5 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee and the Fiscal Agent as regards rights accrued prior to such resignation or removal.

     SECTION 8.6    Eligibility Requirements for Trustee and Fiscal Agent.
                    -----------------------------------------------------

     Each of the Trustee and Fiscal Agent hereunder shall at all times (i) in the case of the Trustee only be a corporation or association organized and doing business under the laws of any state of the United States of America or a nationally chartered bank, (ii) in the case of the Trustee only, be authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, (iii) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authority, (iv) not be an Affiliate of the Originator, the Depositor, the Master Servicer or the Special Servicer (except during any period when the Trustee has assumed the duties of the Master Servicer or the Special Servicer pursuant to Section 7.2) and (v) the Fiscal Agent or if not the Fiscal Agent the Trustee shall have a long-term unsecured senior debt rating of at least "AA" from each Rating Agency or be otherwise acceptable to each Rating Agency;

provided however that if the Fiscal Agent or Trustee does not have such long-
- - -------- -------
term unsecured debt rating, either party shall be eligible pursuant to this
Section if the Master Servicer has a long-term unsecured senior debt rating of at least "AA" from each Rating Agency. Any successor Trustee (or, if applicable, Fiscal Agent) shall at the time of its appointment have long-term unsecured senior debt ratings of at least "AA" from each of the Rating Agencies. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Fiscal Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee and the Fiscal Agent shall

                                    VIII-10
resign immediately in the manner and with the effect specified in Section 8.7.

     SECTION 8.7    Resignation and Removal of the Trustee and the Fiscal Agent.
                    -----------------------------------------------------------

     The Trustee and Fiscal Agent may not resign until either (A) the Trust Fund has been completely liquidated and the proceeds of the liquidation have been distributed to the security holders of the trust, or (B) a successor trustee or fiscal agent or custodian, having the qualifications prescribed in Section 8.6, has been designated and has accepted such trusteeship or custodianship. Subject to the preceding sentence, the Trustee or Fiscal Agent may resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and the Special Servicer. Upon receiving such notice of resignation, the Depositor shall, at the expense of the Trust Fund, promptly remove the Trustee and the Fiscal Agent and promptly appoint a successor trustee and successor fiscal agent (which may be the same person) by written instrument, which instrument shall be delivered in original form to the resigning Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer and the successor trustee. If no successor trustee or fiscal agent shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of resignation, the resigning Trustee or Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor trustee or fiscal agent.

     If at any time the Trustee or the Fiscal Agent shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Fiscal Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Fiscal Agent or of their property shall be appointed, or any public officer shall take charge or control of the Trustee or the Fiscal Agent or of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly remove the Fiscal Agent and appoint a successor trustee by written instrument, which instrument shall be delivered in original form to the Trustee so

                                    VIII-11
removed, to the Master Servicer, to the Special Servicer and to such successor trustee.

     The Holders of Certificates entitled to at least 66-2/3% of the Voting Rights may at any time remove the Trustee and, in such event, shall promptly remove the Fiscal Agent and appoint a successor trustee by written instrument or instruments, in five originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Master Servicer one complete set to the Special Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and the Fiscal Agent and appointment of a successor trustee and/or fiscal agent pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or fiscal agent as provided in Section 8.9.

     SECTION 8.8    Representations and Warranties of the Trustee and Fiscal
                    Agent.
                    --------------------------------------------------------
     (a) The Trustee hereby represents and warrants as of the Closing Date that:

            (i) The Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority, to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

            (ii) The execution and delivery by the Trustee of this Agreement have been duly authorized by all necessary corporate action on the part of the Trustee; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decrees or

                                    VIII-12
      order binding on the Trustee or its properties that would materially and adversely affect the Trustee's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Trustee, or (iii) the terms of any material agreement or instrument to which the Trustee is a party or by which it is bound; the Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

            (iii) The execution, delivery and performance by the Trustee of this Agreement and the consummation of the transactions contemplated by this Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been or will be obtained, given, effected or taken in order for the Trustee to perform its obligations under this Agreement; provided, however, that to the extent it may become necessary, the Trustee may act pursuant to
      Section 8.11 hereof.

            (iv) This Agreement has been duly executed and delivered by the Trustee and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

            (v) There are no actions, suits or proceedings pending or, to the best of the Trustee's knowledge, threatened, against the Trustee that, either in any one instance or in

                                    VIII-13
      the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Trustee to perform under the terms of this Agreement.

            (b) The Fiscal Agent hereby represents and warrants as of the Closing Date that:

            (i) The Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

            (ii) The execution and delivery by the Fiscal Agent of this Agreement have been duly authorized by all necessary corporate action on the part of the Fiscal Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decrees or order binding on the Fiscal Agent or its properties that would materially and adversely affect the Fiscal Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Fiscal Agent, or (iii) the terms of any material agreement or instrument to which the Fiscal Agent is a party or by which it is bound; the Fiscal Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

            (iii) The execution, delivery and performance by the Fiscal Agent of this Agreement and the consummation of the transactions contem-

                                    VIII-14
      plated by this Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been obtained, effected or taken prior to the date hereof;

            (iv) This Agreement has been duly executed and delivered by the Fiscal Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

            (v) There are no actions, suits or proceedings pending or, to the best of the Fiscal Agent's knowledge, threatened, against the Fiscal Agent that, either in any one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Fiscal Agent to perform under the terms of this Agreement.

     SECTION 8.9    Successor Trustee and Fiscal Agent.
                    ----------------------------------

     Any successor trustee or fiscal agent appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or fiscal agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or fiscal agent shall become effective and such successor trustee or fiscal agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or fiscal agent herein. The predecessor

                                    VIII-15
trustee and fiscal agent shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee and fiscal agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee and fiscal agent all such rights, powers, duties and obligations. No successor trustee or fiscal agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or fiscal agent shall be eligible under the provisions of
Section 8.6.

     Upon acceptance of appointment by a successor trustee or fiscal agent as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or fiscal agent, the successor trustee or fiscal agent shall cause such notice to be mailed at the expense of the Depositor.

     SECTION 8.10   Merger or Consolidation of Trustee or Fiscal Agent.
                    --------------------------------------------------

     Any Person into which the Trustee or the Fiscal Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the Fiscal Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee or the Fiscal Agent, shall be the successor of the Trustee or the Fiscal Agent hereunder, provided that such corporation shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.11   Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or

                                    VIII-16
property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall no longer be in existence or shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.6 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.9 hereof. No appointment of a co-trustee shall relieve the Trustee of its obligations hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

     No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement. The Depositor and the Trustee

                                    VIII-17
acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The fees and expenses of any co-trustee or separate trustee shall be paid by the Trustee (other than expenses, disbursements and advances made by such co-trustees or separate trustees, which shall be paid out of the Trust Fund to the extent, and in accordance with the procedures, specified in this Agreement), unless the appointment of such co-trustee or separate trustee is required due to changes in federal or state law occurring after the Closing Date, in which case the reasonable compensation of, and expenses, disbursements and expenses made by, such co-trustee or separate trustee shall be paid out of the Trust Fund to the extent and in accordance with the standards specified in this Agreement.

     SECTION 8.12   Fiscal Agent Appointed; Concerning the Fiscal Agent.
                    ---------------------------------------------------

     (a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes

                                    VIII-18
of exercising and performing solely the obligations and duties imposed upon the Fiscal Agent by Section 7.7(b).

     (b) The Fiscal Agent undertakes to perform such duties (and only such duties) as are specifically set forth in Section 7.7(b) of this Agreement and the Fiscal Agent shall not be liable except for the performance of such duties and obligations.

     (c) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent action, its own negligent failure to act or its own willful misfeasance; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of Section 7.7(b) of this Agreement, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Depositor, the Master Servicer or the Special Servicer and which on their face do not contradict the requirements of this Agreement, and (ii) the Fiscal Agent shall have the benefit of the provisions of clauses (ii) and (iii) of Section 8.1.

     (d) Except as provided in Section 8.12(c), the Fiscal Agent shall have the benefit of the provisions of clauses (i), (ii), (iii), (iv) and (v) (but the obligations of the Trustee under clause (v) shall not be deemed applicable to the Fiscal Agent) of Section 8.2(a).

                                    VIII-19

                                   ARTICLE IX

                                  TERMINATION

     SECTION 9.1    Termination.
                    -----------

     (a) The respective obligations and responsibilities of the Master Servicer, the Depositor, the Special Servicer and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments, to send certain notices to Certificateholders as hereinafter set forth and to prepare and file certain tax reports) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article IX on the Termination Date; provided, however, that in
                                                     --------  -------
no event shall the Trust Fund created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of Saint James, living on the date hereof.

     (b) The Trust Fund shall be terminated and the assets of the Trust Fund shall be sold or otherwise disposed of in connection with Section 9.1(c) or 9.1(d), only pursuant to a "plan of complete liquidation" within the meaning of
Section 860F(a)(4) of the Code adopted on behalf of each of the Upper-Tier REMIC and Lower-Tier REMIC. The plan of complete liquidation shall be adopted by designating on each REMIC's final federal income tax return a day no more than 90 days prior to the Anticipated Termination Date specified in the Notice of Termination (such date being deemed the date of adoption of the plan of complete liquidation).

     (c) Each of the Master Servicer, any Holder of a Class LR Certificate and the Special Servicer may at its option, upon not less than 30 days' prior notice, given to the Trustee any time on or after the Early Termination Notice Date, specifying the Anticipated Termination Date, purchase on the Early Termination Determination Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, all property acquired in respect of any Mortgage Loan and any assets conveyed to the Trust Fund, at a purchase price (the "Termination Price"), payable in cash, equal to not less than the greater of:

     (i) the sum of (without duplication of any amount in clauses (A) through (E) below);

     (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of such Early Termination Determination Date; and

     (B) all unpaid interest accrued on such principal balance of each such Mortgage Loan at the related Mortgage Interest Rate to such Early Termination Determination Date; and

     (C) the fair market value of all other property included in the Trust Fund as of such Early Termination Determination Date; and

     (D) all unreimbursed P&I Advances, unreimbursed Servicing Advances and interest thereon at the Advance Rate; and

     (E) all unreimbursed Servicing Fees, Special Servicing Fees and Trustee Fees; and

     (ii) the aggregate fair market value (determined in accordance with Section 9.1(d)(ii)(B)) of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, as of the date of purchase.

All costs and expenses incurred by any party to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to this Section 9.1(c) shall be borne by the party exercising its purchase rights hereunder. Such party shall deposit the Termination Price into the Collection Account on or prior to the Early Termination Determination Date.


     (d)If the Trust Fund has not been previously terminated pursuant to subsection (b) of this Section 9.1:

          (i) the Trustee shall determine as soon as practicable the Distribution Date on which the Trustee reasonably anticipates based on information with respect to the Mortgage Loans previously provided to it that the amount of cash on deposit in the Distribution Account will be sufficient (without giving effect to the sales referred to in clause (ii) below) to distribute in full the Certificate Principal Amounts of all the Certificates as of such Distribution Date, together with all amounts required to be distributed on such Distribution Date pursuant to Section 4.1; and

          (ii) the Master Servicer shall, at the expense of the Trust Fund, on the Early Termination Determination Date sell for cash all, but not less than all, the Mortgage Loans and other property included in the Trust Fund on such date and deposit such cash into the Collection Account:

                  (A) on the terms and to the Persons specified in a notice given to the Master Servicer by the Holders of 100% of the Percentage Interests of the Class LR Certificates; or

                  (B) if no such notice is timely received, to any Person at a purchase price equal to the aggregate fair market value of all the Mortgage Loans and other property included in the Trust Fund on such date, as determined by an Independent appraiser acceptable to the Master Servicer as of a day not more than 30 days prior to such date.

The costs and expenses of the Master Servicer incurred in connection with subsection (c) of this Section 9.1 shall be reimbursed by the Trust Fund.

     (e) If the Trust Fund has not been previously terminated pursuant to subsection (c) or (d) of this Section 9.1, the Trustee shall determine as soon as practicable the

Distribution Date on which the Trustee reasonably anticipates based on information with respect to the Mortgage Loans previously provided to it, that the final distribution will be made (i) to the Holders of outstanding Class R, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates, notwithstanding that such distribution may be insufficient to distribute in full the Certificate Principal Amount, if any, of each such Certificate, together with amounts required to be distributed on such Distribution Date pursuant to
Section 4.1, or (ii) if no Class R, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates are then outstanding, to the Holders of the Class LR Certificates, in each case, following the later to occur of (A) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (B) the liquidation or disposition pursuant to Section 3.18 of the last asset held by the Trust Fund.

     (f)  Notice of any termination of the Trust Fund pursuant to this Section
9.1 shall be mailed by the Trustee to affected Certificateholders at their addresses shown in the Certificate Register as soon as practicable after the Trustee shall have received a Notice of Termination but in any event not more than thirty days, and not less than five days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

            (i) specify the Anticipated Termination Date on which the final distribution is anticipated to be made to Holders of Certificates of the Classes specified therein;

            (ii) specify the amount of any such final distribution, if known;

            (iii) state that the final distribution to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Trustee or Paying Agent therein specified; and

            (iv) if such termination is to be made pursuant to Section 9.1(c), set forth the right of the Holders of the Class LR Certificates to pur-chase all, but not less than all, the Mortgage Loans and the other property included in the Trust Fund on the Early Termination Determination Date specified therein.

If the Trust Fund is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

          (g) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 9.1 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If after the second notice any Certificates shall not have been surrendered for cancellation, the Class R Certificates shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.1. Any such amounts held by the Trustee shall not be invested.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1   Counterparts.
                    ------------

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 10.2   Limitation on Rights of Certificateholders.
                    ------------------------------------------

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Trust Fund or the Upper-Tier REMIC or Lower-Tier REMIC, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates representing over 50% of the Voting Rights allocated to each affected Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates of such Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 10.3   Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 10.4   Notices.
                    -------

     All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (except that notices to Holders of any Class of Certificates shall be deemed to have been given upon being sent by first class mail, postage prepaid, to the Holders at the addresses of such Holders as shown in the Certificate Register) as follows:

     If to the Trustee, to:

           LaSalle National Bank
           135 South LaSalle Street - 17th Floor
           Chicago, IL  60674
           Attention:  Asset-Backed Securities Trust
                       Services - LTC Series 1996-1

          With a copy to:

               Milbank, Tweed, Hadley & McCloy
               One Chase Manhattan Plaza
               New York, New York 10005
               Attention:  Kevin C. Blauch, Esq.

          If to the Depositor, to:

               LTC REMIC Corporation
               300 Esplanade Drive
               Suite 1860
               Oxnard, California  93030
               Attention:  James J. Pieczynski


          With a copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, New York 10153
               Attn:  Warren T. Buhle, Esq.


          If to the Master Servicer, to:

               GMAC Commercial Mortgage Corporation
               100 South Wacker Drive, Suite 400
               Chicago, IL 60606
               Attn:  LTC Commercial Pass-Through
                      Certificates, Series 1996-1

          With a copy to:

               GMAC Commercial Mortgage Corporation
               8630 Old York Road
               Elkins Park, PA  19027-1590
               Attention:  General Counsel

          If to the Special Servicer, to:

               LTC Properties, Inc.
               300 Esplanade Drive
               Suite 1860
               Oxnard, California  93030
               Attention:  Andre C. Dimitriadis

          If to the Originator, to:

               LTC Properties, Inc.
               300 Esplanade Drive
               Suite 1860
               Oxnard, California  93030
               Attention:  Andre C. Dimitriadis


          If to the Initial Purchaser, to:

               Goldman, Sachs & Co.
               85 Broad Street, 28th Floor
               New York, NY 10004
               Attention:  Steven Stuart


          If to any Certificateholder, to:
               the address set forth in the
               Certificate Register,

or, in the case of the parties to this Agreement, to such other address as such party shall specify by written notice to the other parties hereto. All notices required to be given from one Person to another Person shall be deemed to have been given without actually delivering such notice, as long as both parties are controlled by the same Person.

     SECTION 10.5   Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 10.6   Notice to Rating Agencies.
                    -------------------------

     (a) The Master Servicer, the Special Servicer and, in the event that the Trustee is the only recipient thereof or party hereto who has actual knowledge thereof, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which a Servicing Officer has actual knowledge:

                  (i)    any material change or amendment to this Agreement;

                  (ii) the occurrence of any Event of Default that has not been cured;

                  (iii) the resignation or termination of the Master Servicer, the Trustee or the Special Servicer;

                  (iv) the repurchase of Mortgage Loans pursuant to Section 4.5(b);

                  (v)    the final payment to any Class of Certificateholders;

                  (vi)   any change in the location of the Collection Account;
                         and

                  (vii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Master Servicer or the Special Servicer.

In addition, the party providing such notice to each Rating Agency shall promptly furnish to each Rating Agency copies of each notice or report to Certificateholders.

     (b) Each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

                (i) each of its annual statements as to compliance described in
      Section 3.14; and

                (ii) each of its annual independent public accountants' servicing reports described in Section 3.15.

     (c) The Depositor hereby requests that the Master Servicer or the Special Servicer, as the case may be, shall furnish each Rating Agency with such information with respect to a non-performing or Defaulted Mortgage Loan as such Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably obtain.

     (d) Notices to the Rating Agencies shall be addressed as follows:

     Notices to Fitch shall be addressed to:

               Fitch Investors Service, L.P.
               One State Street Plaza
               New York, New York 10004

               Attention:  Commercial Mortgage Surveillance

          Notices to S&P shall be addressed to:

               Standard & Poor's Ratings Services
               25 Broadway
               New York, New York  10004-1010

               Attention:  Structured Finance --  Commercial Real Estate
                           Surveillance Group

or, in each case, to such other address as such Rating Agency shall specify by written notice to the parties hereto.

          SECTION 10.7   Amendment.
                         ---------

          This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be inconsistent with any other provisions herein or therein, to maintain the rating or ratings assigned to the Class A, Class R, Class LR, Class B, Class C, Class D, Class E and Class F Certificates by any Rating Agency, or to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be inconsistent with the provisions of this Agreement or such Custodial Agreement; provided, however, that such action
                                            --------  -------
shall not, as evidenced by an Officer's Certificate of the Depositor, which shall be at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then the related Officer's Certificate shall be an expense of the Trust Fund), adversely affect in any material respect the interests of any Certificateholder.

          Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of each of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC, or to prevent the imposition of any tax on either entity under the REMIC Provisions or of any additional material federal, state or local taxes, at all times that any Certificates or Uncerti ficated Lower-Tier Interests are outstanding; provided, however, that such action, as evidenced by an Officer's
             --------  -------
Certificate of the Depositor (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

          This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of the Class A, Class R, Class LR, Class B, Class C, Class D, Class E, Class F, Class G and Class X Certificates representing not less than 66 2/3% of the Voting Rights allocated to each such Class of Certificates affected by the amendment (except as otherwise provided in
Section 3.20(c)) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such
                                                 --------  -------
amendment shall:

          (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of each affected Certificateholder; or

     (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment or any action hereunder, without the consent of the Holders of all Certificates then outstanding; or

     (iii) alter the servicing standard set forth in Section 3.1 without the consent of the Holders of all Certificates then outstanding; or

     (iv) amend the principal amount of any Certificates, the interest rate payable on any Certificate or the latest possible maturity date of the Certificates; or

     (v) adversely affect the qualification of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC.

     Any such consent by a Holder shall be conclusive and binding on such Holder and upon all future Holders whether or not notation is made upon such Holder's Certificate.

     Promptly after the execution of any amendment, the Master Servicer shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.7 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement unless the Master Servicer and the Trustee shall have received an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then at the expenses of the

Trust Fund), to the effect that such amendment will not cause the Trust Fund to fail to qualify as two separate REMICs at any time that any Certificates or Uncertificated Lower-Tier interests are outstanding or cause a tax to be imposed on the Upper-Tier REMIC or Lower-Tier REMIC under the REMIC Provisions. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously placed on, Certificate shall not be deemed an amendment to this Agreement.

     Prior to the execution of any amendment to this Agreement, the Trustee and the Master Servicer shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then at the expense of the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     SECTION 10.8   Limitation of Liability of Certain Persons.
                    ------------------------------------------

     No recourse under or upon any obligation or covenant contained in this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against an incorporator, shareholder, officer or director, as such, past, present or future, of the Trustee, the Fiscal Agent, the Originator, the Master Servicer, the Special Servicer or the Depositor or any successor corporation, either directly or through the Trustee, the Fiscal Agent, the Originator, the Master Servicer, the Special Servicer or the Depositor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Trustee, the Fiscal Agent, the Originator, the Master Servicer, the Special Servicer or the Depositor, or any of them, because of the creation of the Certificates hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the Certificates hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates.

     SECTION 10.9   Streit Act.
                    ----------

     Any provisions required to be contained in this Agreement by Section 126 of
Article 4-A of the New York Real Property Law and any provisions permitted to be contained in this Agreement by Section 130-k of such Article 4A that are necessary in order to permit the Trustee to act in the manner contemplated by this Agreement are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however,
                                                          --------  -------
that to the extent that such Section 126 and/or Section 130-k shall not have any effect, and if said Section 126 and/or Section 130-k should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, said Section 126 and/or Section 130-k shall cease to have any further effect upon the provisions of this Agreement. In the case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

        IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Special Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                                  LTC REMIC CORPORATION,
                                     as Depositor


                                  By: /s/ Chris Ishikawa
                                      ---------------------------------
                                      Name:  Chris Ishikawa
                                             --------------------------
                                      Title: Treasurer
                                             --------------------------


                                  GMAC COMMERCIAL MORTGAGE
                                      CORPORATION,
                                     as Master Servicer


                                  By: /s/ Barry A. Moore
                                      ---------------------------------
                                      Name:  Barry A. Moore
                                             --------------------------
                                      Title: Executive Vice President
                                             --------------------------



                                  LTC PROPERTIES, INC.,
                                     as Special Servicer


                                  By: /s/ James J. Pieczywhi
                                      ---------------------------------
                                      Name:  James J. Pieczywhi
                                             --------------------------
                                      Title: SVP & CFO
                                             --------------------------


                                  LASALLE NATIONAL BANK,
                                     as Trustee, Custodian, Certificate
                                     Registrar, Authenticating Agent,
                                     and Paying Agent


                                  By: /s/ Russell M. Goldenberg
                                      ---------------------------------
                                      Name:  Russell M. Goldenberg
                                             --------------------------
                                      Title: Vice President
                                             --------------------------

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                                  ABN AMRO BANK N.V.
                                     as Fiscal Agent


                                  By: /s/ Irene Pazik
                                      ---------------------------------
                                      Name:  Irene Pazik
                                             --------------------------
                                      Title: Vice President
                                             --------------------------

                                  By: /s/ Kenneth M. Gonsk
                                      ---------------------------------
                                      Name:  Kenneth M. Gonsk
                                             --------------------------
                                      Title: Vice President
                                             --------------------------